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`
                                                                    EXHIBIT 10.1

                           PURCHASE AND SALE AGREEMENT

                                     BETWEEN

                  COUSINS/MYERS SECOND STREET PARTNERS, L.L.C.

                                       AND

                   HINES-SUMISEI US CORE OFFICE PROPERTIES, LP

                                101 SECOND STREET
                            SAN FRANCISCO, CALIFORNIA

                                AUGUST 20, 2004

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

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                                TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS...........................................................................................    1

ARTICLE 2. PURCHASE AND SALE.....................................................................................    8
         2.1.     Agreement to Sell and Purchase.................................................................    8
         2.2.     Permitted Exceptions...........................................................................    8
         2.3.     Earnest Money..................................................................................    8
         2.4.     Purchase Price.................................................................................    9
         2.5.     Existing Loan...........................................................ERROR! BOOKMARK NOT DEFINED.
         2.6.     Independent Contract Consideration.............................................................   10
         2.7.     Closing........................................................................................   10

ARTICLE 3. PURCHASER'S INSPECTION AND REVIEW RIGHTS..............................................................   11
         3.1.     Due Diligence Inspections......................................................................   11
         3.2.     Seller's Deliveries to Purchaser; Purchaser's Access to Seller's Property Records..............   12
         3.3.     Condition of the Property......................................................................   14
         3.4.     Title and Survey...............................................................................   16
         3.5.     Service Contracts..............................................................................   17
         3.6.     Termination of Agreement.......................................................................   17
         3.7.     Confidentiality................................................................................   17
         3.8.     Tenant Contact.................................................................................   18

ARTICLE 4. REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS......................................................   19
         4.1.     Representations and Warranties of Seller.......................................................   19
         4.2.     Knowledge Defined..............................................................................   22
         4.3.     Covenants and Agreements of Seller.............................................................   23

ARTICLE 5. CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS......................................................   25
         5.1.     Seller's Closing Deliveries....................................................................   25
         5.2.     Purchaser's Closing Deliveries.................................................................   28
         5.3.     Closing Costs..................................................................................   29
         5.4.     Prorations and Credits.........................................................................   29

ARTICLE 6. CONDITIONS TO CLOSING.................................................................................   35
         6.1.     Conditions Precedent to Purchaser's Obligations................................................   35
         6.2.     Conditions Precedent to Seller's Obligations...................................................   37

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
ARTICLE 7. CASUALTY AND CONDEMNATION.............................................................................   38
         7.1.     Casualty.......................................................................................   38
         7.2.     Condemnation...................................................................................   39
         7.3.     Survival.......................................................................................   40

ARTICLE 8. DEFAULT AND REMEDIES..................................................................................   40
         8.1.     Purchaser's Default............................................................................   40

ARTICLE 9. ASSIGNMENT............................................................................................   41
         9.1.     Assignment.....................................................................................   41

ARTICLE 10.  BROKERAGE COMMISSIONS...............................................................................   42
         10.1.    Broker.........................................................................................   42

ARTICLE 11. INDEMNIFICATION......................................................................................   42
         11.1.    Indemnification by Seller......................................................................   42
         11.2.    Indemnification by Purchaser...................................................................   43
         11.3.    Limitations on Indemnification.................................................................   43
         11.4.    Survival.......................................................................................   43
         11.5.    Indemnification as Sole Remedy.................................................................   43
         11.6.    Parent Guaranty................................................................................   43

ARTICLE 12. MISCELLANEOUS........................................................................................   44
         12.1.    Notices........................................................................................   44
         12.2.    Possession.....................................................................................   45
         12.3.    Time Periods...................................................................................   45
         12.4.    Publicity......................................................................................   45
         12.5.    Intentionally Deleted..........................................................................   45
         12.6.    Severability...................................................................................   45
         12.7.    Construction...................................................................................   46
         12.8.    Sale Notification Letters......................................................................   46
         12.9.    Access to Records Following Closing............................................................   46
         12.10.   Cooperation with Purchaser's Auditors and SEC Filing Requirements..............................   46
         12.11.   Submission to Jurisdiction.....................................................................   46
         12.12.   General Provisions.............................................................................   47
         12.13.   Attorney's Fees................................................................................   47
         12.14.   Counterparts...................................................................................   47
         12.15.   Effective Agreement............................................................................   48
         12.16.   Other Agreement................................................................................   48

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                              SCHEDULE OF EXHIBITS

                                                                                              Reference
                                                                                              ---------
Exhibit "A"             Description of Land                                                   p. 5

Exhibit "B"             List of Personal Property                                             p. 6

Exhibit "B-1"           Personal Property Exclusions                                          p. 6

Exhibit "C"             List of Existing Commission Agreements and Existing Management        pp. 2, 3 & Section 4.1(g)
                        Agreements

Exhibit "D"             Form of Escrow Agreement                                              p. 3

Exhibit "E"             List of Existing Environmental Reports                                p. 3

Exhibit "F"             List of Leases                                                        p. 5 & Section 4.1(e)

Exhibit "G"             List of Loan Documents                                                p. 5 & Section 4.1(i)

Exhibit "H"             Title Exceptions                                                      p. 6 & Section 4.3(j)

Exhibit "I"             Exception Schedule                                                    Section 4.1(e) & Section 4.1(k)

Exhibit "J"             List of Service Contracts                                             p. 7

Exhibit "K"             Form of Tenant Estoppel Certificate                                   p. 7, Section 4.3(e) & Section
                                                                                              6.1(d)

Exhibit "L"             Property Tax Appeals                                                  Section 4.1(j)

Exhibit "M"             Unpaid Tenant Inducement Costs and Leasing Commissions                Section 4.1(g) & Section 5.4(e)

Exhibit "N"             List of Letters of Credit

1347429.10
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Purchase and Sale Agreement

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                          SCHEDULE OF CLOSING DOCUMENTS

Schedule 1        Form of Grant Deed

Schedule 2        Form of Assignment and Assumption of Leases and Security Deposits and Leasing Commission
                  Obligations arising after Closing

Schedule 3        Form of Bill of Sale to Personal Property

Schedule 4        Form of Assignment and Assumption of Service Contracts

Schedule 5        Form of General Assignment of Seller's Interest in Intangible Property

Schedule 6        Form of Seller's Affidavit (for Purchaser's Title Insurance Purposes)

Schedule 7        Form of Seller's Certificate (as to Seller's Representations and Warranties)

Schedule 8        Form of Seller's FIRPTA Affidavit

Schedule 9        Form of Purchaser's Certificate (as to Purchaser's Representations and Warranties)

Schedule 10       Form of Seller's Estoppel (as to Tenants)

Schedule 11       Form of Parent Guaranty

1347429.9
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Purchase and Sale Agreement

                           PURCHASE AND SALE AGREEMENT

                                101 SECOND STREET

      THIS PURCHASE AND SALE AGREEMENT (the "Agreement"), made and entered into this 20 day of August, 2004, by and between COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("Seller"), and HINES-SUMISEI US CORE OFFICE PROPERTIES, LP, a Delaware limited partnership ("Purchaser").

                                   WITNESSETH:

      WHEREAS, Seller desires to sell certain improved real property commonly known as "101 Second Street" located at 101 Second Street, San Francisco, San Francisco County, California, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

      WHEREAS, the parties hereto desire to provide for said sale and purchase on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

      For purposes of this Agreement, each of the following capitalized terms shall have the meaning ascribed to such terms as set forth below:

      "Additional Earnest Money" shall mean the sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00 U.S.), together with all interest which accrues thereon as provided in Section 2.3(d) hereof and in the Escrow Agreement.

      "Affiliate" shall have the meaning ascribed thereto in Section 9.1 hereof.

      "Assignment and Assumption of Leases" shall mean the form of assignment and assumption of Leases and Security Deposits and obligations under the Commission Agreements to be executed and delivered by Seller and Purchaser at the Closing in the form attached hereto as SCHEDULE 2.

      "Assignment and Assumption of Service Contracts" shall mean the form of assignment and assumption of the Service Contracts to be executed and delivered by Seller and Purchaser at the Closing in the form attached hereto as SCHEDULE 4.

101 Second Street, San Francisco, California
Purchase and Sale Agreement

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      "Assumption Agreement" shall have the meaning ascribed thereto in Section
2.5 hereof.

      "Basket Limitation" shall mean an amount equal to $100,000.00.


      "Bill of Sale" shall mean the form of bill of sale to the Personal Property to be executed and delivered by Seller to Purchaser at the Closing in the form attached hereto as SCHEDULE 3.

      "Broker" shall have the meaning ascribed thereto in Section 10.1 hereof.

      "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of California are authorized by law or executive action to close.

      "Cap Limitation" shall mean an amount equal to $1,500,000.00.

      "City" shall mean the City of San Francisco, California.

      "Closing" shall mean the consummation of the purchase and sale of the Property pursuant to the terms of this Agreement.

      "Closing Date" shall have the meaning ascribed thereto in Section 2.7 hereof.

      "Closing Documents" shall mean any certificate, instrument or other document delivered pursuant to this Agreement.

      "Commission Agreements" shall have the meaning ascribed thereto in Section 4.1(g) hereof, and such agreements are more particularly described on EXHIBIT "C" attached hereto and made a part hereof.

      "Deed of Trust" shall mean that certain Deed of Trust, Security Agreement With Assignment of Rents and Leases and Fixture Filing made by Seller to Old Republic National Title Insurance Company, subject to substitution in favor of Lender, dated April 19, 2000, recorded as Instrument Number G765639 in the San Francisco County, California recorder's office.

      "Due Diligence Material" shall have the meaning ascribed thereto in
Section 3.7 hereof.

      "Earnest Money" shall mean the Initial Earnest Money, together with any Additional Earnest Money actually paid by Purchaser to Escrow Agent hereunder, and together with all interest which accrues thereon as provided in Section 2.3(d) hereof and in the Escrow Agreement.

      "Effective Date" shall mean the last date upon which the following shall have occurred: (a) Purchaser and Seller shall have delivered at least two (2) fully executed counterparts of this Agreement to the other, (b) Purchaser, Seller and Escrow Agent shall have executed and

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delivered at least one (1) fully executed counterpart of the Escrow Agreement to each other party, and (c) Purchaser shall have delivered the Initial Earnest Money (by federal wire transfer) to Escrow Agent.

      "Environmental Law" shall mean any law, statute, code, ordinance, rule, regulation, order, judgment, injunction or decree relating to pollution or substances or materials which are considered to be hazardous or toxic, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Superfund Amendments and Reauthorization Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Clean Air Act, the Radon and Indoor Air Quality Research Act, the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act, the Water Pollution Control Act, the River and Harbors Act, the Insecticide, Fungicide and Rodenticide Act, the Occupation Safety and Health Act, and any other federal, state and local environmental law, statute, code, ordinance, rule, regulation, order, judgment, injunction or decree, including, without limitation, any section, division or chapter of the California Health and Safety Code, the California Hazardous Waste Control Law, the Safe Water and Toxic Enforcement Act of 1986, the Porter-Cologne Water Quality Act, the Hazardous Substances Account Act, the California Water Code, and all amendments and supplements to any of the foregoing and all rules, regulations and publications promulgated or issued pursuant thereto.

      "Escrow Agent" shall mean the Title Company, at its office at 3 Greenway Plaza, Suite 1100, Houston, Texas 77046.

      "Escrow Agreement" shall mean that certain Escrow Agreement in the form attached hereto as EXHIBIT "D" entered into contemporaneously with the execution and delivery of this Agreement by Seller, Purchaser and Escrow Agent with respect to the Earnest Money.

      "Existing Environmental Reports" shall mean those certain reports, correspondence and related materials (including, without limitation, any and all closure letters and any applications therefor), if any, more particularly described on EXHIBIT "E" attached hereto and made a part hereof.

      "Existing Management Agreement" shall have the meaning ascribed thereto in
Section 4.1(g) hereof and is more particularly described on EXHIBIT "C" attached hereto and made a part hereof.

      "Existing Survey" shall mean that certain ALTA Survey of a portion of Assessor's Block No. 3721 prepared for Seller, prepared by Martin M. Ron Associates Land Surveyors, certified by Benjamin B. Ron, P.L.S. No. 5015, dated April 10, 2000.

      "FIRPTA Affidavit" shall mean the form of FIRPTA Affidavit to be executed and delivered by Seller to Purchaser at Closing in the form attached hereto as
SCHEDULE 8.

      "First Title Notice" shall have the meaning ascribed thereto in Section
3.4 hereof.

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      "General Assignment" shall have the meaning ascribed thereto in Section
5.1(g) hereof.

      "Grant Deed" shall mean the form of deed attached hereto as SCHEDULE 1.

      "Hazardous Substances" shall mean any and all pollutants, contaminants, toxic or hazardous wastes, any chemicals or substances known to cause cancer or reproductive toxicity or any other elements, materials, compounds, mixtures, and substances now or hereafter contained in any list of hazardous substances adopted by the EPA or Congress or otherwise designated as hazardous, toxic, pollutant, infectious, flammable, or radioactive or that might pose a hazard to health or safety, or with respect to which removal, reporting, investigation or remediation may be required or generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, regulated, prohibited or penalized under any Environmental Law (including, without limitation, lead paint, asbestos, urea formaldehyde foam insulation, petroleum, natural gas, natural gas liquids and polychlorinated biphenyls).

      "Hines" shall mean Hines Interests Limited Partnership, a Delaware limited partnership.

      "Improvements" shall mean, collectively, all buildings, structures and improvements now or on the Closing Date situated on the Land, including without limitation, all parking areas and other facilities, improvements and fixtures located on the Land.

      "Initial Earnest Money" shall mean the sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00 U.S.), together with all interest which accrues thereon as provided in Section 2.3(d) hereof and in the Escrow Agreement.

      "Inspection Period" shall mean the period expiring at 5:00 P.M. local San Francisco, California time on August 31, 2004.

      "Intangible Property" shall mean all intangible property, if any, owned by Seller and related to the Land and Improvements, including without limitation, Seller's rights and interests, if any, in and to the following (to the extent assignable): (i) the name "101 Second Street," (ii) all assignable plans and specifications and other architectural and engineering drawings for the Land and Improvements; (iii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property; (iv) all transferable consents, authorizations, variances or waivers, licenses, permits, certificates of occupancy, approvals, dedications, subdivision maps and entitlements from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements; and (v) all of Seller's right, title and interest in and to all assignable Service Contracts that Purchaser agrees to assume (or is deemed to have agreed to assume).

      "Land" shall mean those certain tracts or parcels of real property located in the City of San Francisco, San Francisco County, California, which are more particularly described on EXHIBIT "A" attached hereto and made a part hereof, together with all rights, privileges and

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

easements appurtenant to said real property, all right, title and interest of Seller, if any, in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Land and any air rights, subsurface rights, development rights, wastewater capacities and credit reservations, and water rights.

      "Lease" and "Leases" shall mean the leases or occupancy agreements in effect on the Effective Date which are more particularly identified on EXHIBIT "F" attached hereto, and any amended or new leases entered into pursuant to
Section 4.3(a) of this Agreement, which as of the Closing affect all or any portion of the Land or Improvements.

      "Lender" shall mean NLI Properties West, Inc.

      "Loan" shall mean that certain indebtedness encumbering the Property evidenced by that certain Promissory Note executed by Seller in favor of Lender dated April 19, 2000, in the original principal amount of $90,000,000.00.

      "Loan Documents" shall mean those documents evidencing, governing and securing the Loan including those documents specifically listed and described on EXHIBIT "G" attached hereto.

      "Losses" shall have the meaning ascribed thereto as Section 11.1 hereof.

      "Major Tenant" or "Major Tenants" shall mean Thelen Reid & Priest LLP, Nextant, Inc., Ziff Davis Media Inc., California Appellate Project, California Endowment, Interwoven and Wealth & Tax Advisors.

      "Monetary Objection" or "Monetary Objections" shall mean (a) any mortgage, deed to secure debt, deed of trust or similar security instrument encumbering all or any part of the Property, (b) any mechanic's, materialman's or similar lien (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees or any tenant of the Property (and, in the case of any such lien arising from the act or omission of a tenant, which does not attach to the interest of the Seller in and to the Property)),
(c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, and (d) any judgment of record against Seller in the county or other applicable jurisdiction in which the Property is located.

      "Natural Hazard Laws" shall have the meaning ascribed thereto in Section 3.3(c) hereof.

      "Other Agreement" shall mean that certain Purchase and Sale Agreement by and between Other Seller and Purchaser dated of even date herewith for certain property commonly known as "KPMG Building/55 Second Street."

      "Other Notices of Sale" shall have the meaning ascribed thereto in Section 5.1(s) hereof.

      "Other Seller" shall mean Cousins/Myers II, LLC, a Delaware limited liability company.

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

      "Parent" shall mean Cousins Properties Incorporated, a Georgia corporation, Seller's parent corporation.

      "Parent Guaranty" shall have the meaning ascribed thereto in Section 11.6 hereof.

      "Permitted Exceptions" shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable, (b) the Leases,
(c) such state of facts as would be disclosed by a current survey of the Land and Improvements, (d) the matters set forth on EXHIBIT "H" attached hereto and made part hereof, and (e) such other easements, restrictions and encumbrances of record as of the Effective Date; provided, however, the term "Permitted Exceptions" shall not include (i) any matters which constitute Monetary Objections, or (ii) any matters which Seller agrees to remove, satisfy or cure pursuant to Section 3.4 hereof.

      "Personal Property" shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding any computer software which either is licensed to Seller or Seller reasonably deems proprietary), machinery, artwork, apparatus and equipment owned by Seller and currently used in the operation, repair and maintenance of the Land and Improvements and situated thereon, as generally described on EXHIBIT "B" attached hereto and made a part hereof, and all books, records and files (excluding any appraisals, budgets, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller or Seller's property manager which Seller reasonably deems proprietary) relating to the Land and Improvements. The Personal Property does not include the items described on EXHIBIT "B-1" attached hereto and made a part hereof and any property owned by tenants, contractors or licensees (provided, however, the Personal Property does include any reversionary rights, liens or other claims Seller may have therein). The Personal Property shall be conveyed by Seller to Purchaser subject to customary and normal depletions, replacements and additions in the ordinary course of Seller's business.

      "Property" shall have the meaning ascribed thereto in Section 2.1 hereof.

      "Purchase Price" shall be the amount specified in Section 2.4 hereof.

      "Purchaser Related Entities" shall have the meaning ascribed thereto in
Section 11.1 hereof.

      "Purchaser Waived Breach" shall have the meaning ascribed thereto in
Section 11.3 hereof.

      "Purchaser's Certificate" shall have the meaning ascribed thereto in
Section 5.2(e) hereof.

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

      "Security Deposits" shall mean any security deposits, rent or damage deposits or similar amounts (other than rent paid for the month in which the Closing occurs), whether in the form of cash, letter of credit or otherwise, required under any of the Leases and which have not been applied by Seller prior to the Effective Date to cover any tenant's obligations under its Lease in accordance with the terms thereof.

      "Seller Related Entities" shall have the meaning ascribed thereto in
Section 11.2 hereof.

      "Seller's Affidavit" shall mean the form of owner's affidavit to be given by Seller at Closing to the Title Company in the form attached hereto as
SCHEDULE 6.

      "Seller's Certificate" shall mean the form of certificate to be executed and delivered by Seller to Purchaser at the Closing with respect to the truth and accuracy of Seller's warranties and representations contained in this Agreement (modified and updated as the circumstances require), in the form attached hereto as SCHEDULE 7.

      "Seller's Estoppel" shall have the meaning ascribed thereto in Section 6.1(d) hereof.

      "Seller's Representative" shall have the meaning ascribed thereto in
Section 3.8 hereof.

      "Service Contracts" shall mean all those certain contracts and agreements more particularly described on EXHIBIT "J" attached hereto and made a part hereof relating to the repair, maintenance or operation of the Land, Improvements or Personal Property which, pursuant to the provisions of this Agreement, will extend beyond the Closing Date, including, without limitation, all equipment leases.

      "Survey" shall have the meaning ascribed thereto in Section 3.4 hereof.

      "Taxes" shall have the meaning ascribed thereto in Section 5.4(a) hereof.

      "Tenant Estoppel Certificate" or "Tenant Estoppel Certificates" shall mean certificates to be sought from the tenants under the Leases in substantially the form attached hereto as EXHIBIT "K"; provided, however, if any Lease provides for the form or content of an estoppel certificate from the tenant thereunder, the Tenant Estoppel Certificate with respect to such Lease may be in the form as called for therein provided Seller shall first request from such tenant a Tenant Estoppel Certificate in the form attached hereto as EXHIBIT "K".

      "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, but without limitation, tenant improvement costs, lease buyout payments, and moving, design, refurbishment and club membership allowances and costs. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being understood and agreed that Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date.

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      "Tenant Notices of Sale" shall have the meaning ascribed thereto in
Section 5.1(r) hereof.

      "Title Commitment" shall have the meaning ascribed thereto in Section 3.4 hereof.

      "Title Company" shall mean First American Title Insurance Company.

      "Underinsured Casualty" shall have the meaning ascribed thereto in Section
7.1 hereof.

      "Withholding Exemption Certificate" shall have the meaning ascribed thereto in Section 5.1(k) hereof.

                                   ARTICLE 2.
                                PURCHASE AND SALE

      2.1. AGREEMENT TO SELL AND PURCHASE. Subject to and in accordance with the terms and provisions of this Agreement, Seller agrees to sell, convey and assign, and Purchaser agrees to purchase, the following property (collectively, the "Property"):

      (a)   the Land;

      (b)   the Improvements;

      (c) all of Seller's right, title and interest as "landlord" or "lessor" in and to the Leases, any guaranties of the Leases and the Security Deposits;

      (d)   the Personal Property; and

      (e)   the Intangible Property.

      2.2. PERMITTED EXCEPTIONS. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions.

      2.3. EARNEST MONEY.

      (a) Contemporaneously with Purchaser's execution and delivery of this Agreement, Purchaser has delivered the Initial Earnest Money to Escrow Agent by federal wire transfer, payable to Escrow Agent, which Initial Earnest Money shall be held and released by Escrow Agent in accordance with the terms of the Escrow Agreement.

      (b) If Purchaser does not terminate this Agreement on or before the last day of the Inspection Period, Purchaser shall deposit the Additional Earnest Money with Escrow Agent. The parties hereto mutually acknowledge and agree that time is of the essence in respect of Purchaser's timely deposit of the Additional Earnest Money with Escrow Agent prior to the expiration of the Inspection Period; and that if Purchaser fails to deposit the Additional Earnest

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Money with Escrow Agent prior to the expiration of the Inspection Period, this
Agreement shall terminate, and Escrow Agent shall return the Initial Earnest Money to Purchaser, and neither party hereto shall have any further rights or obligations hereunder, except those provisions of this Agreement which by their express terms survive the termination of this Agreement.

      (c) Intentionally deleted.

      (d) The Earnest Money shall be applied to the Purchase Price at the Closing and shall otherwise be held, refunded, or disbursed in accordance with the terms of the Escrow Agreement and this Agreement. All interest and other income from time to time earned on the Initial Earnest Money, the Additional Earnest Money shall be earned for the account of Purchaser, and shall be a part of the Earnest Money; and the Earnest Money hereunder shall be comprised of the Initial Earnest Money, the Additional Earnest Money and all such interest and other income.

      2.4. PURCHASE PRICE. Subject to adjustment and credits as otherwise specified in this Section 2.4 and elsewhere in this Agreement, the purchase price (the "Purchase Price") to be paid by Purchaser to Seller for the Property shall be ONE HUNDRED FORTY MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($140,600,000.00 U.S.). The Purchase Price shall be paid by Purchaser to Seller at the Closing as follows:

      (a) The Earnest Money shall be paid by Escrow Agent to Seller at Closing;

      (b) Seller shall provide to Purchaser at Closing a credit against the Purchase Price in an amount equal to the then outstanding principal balance of the Loan, which Loan is to be assumed by Purchaser as provided in Section 2.5 below; and

      (c) At Closing, the balance of the Purchase Price, after (i) applying the Earnest Money as partial payment of the Purchase Price, and (ii) crediting the outstanding principal balance of the Loan against the Purchase Price, and subject to prorations and other adjustments specified in this Agreement, shall be paid by Purchaser in immediately available funds to the Title Company, for further delivery to an account designated by Seller. If the amount due Seller pursuant to this Agreement is not received by Seller in sufficient time for reinvestment on the Closing Date for reasons caused solely by Purchaser, then Purchaser shall reimburse Seller for loss of interest due to the failure to reinvest Seller's funds on the Closing Date. The provisions of the preceding sentence of this Section 2.4(c) shall survive the Closing.

      2.5. EXISTING LOAN. Purchaser shall obtain from Lender, (1) consent to the transfer of the Property by Seller to Purchaser (or its assignee), (2) consent to Purchaser's (or its assignee's) assumption of the obligations of Seller first arising after the Closing Date under the Loan Documents (other than any such Loan Documents Lender agrees are no longer applicable upon and after such assumption), subject to any non-recourse provisions contained in the Loan Documents and subject to any modifications to the Loan Documents to which Lender and Purchaser (or its assignee) agree, and (3) the unconditional release of Seller from any obligations under the Loan Documents arising or accruing after the Closing Date, such consents and release to be evidenced by an agreement or agreements to be executed and delivered at Closing among

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Purchaser, Seller and Lender (the "Assumption Agreement"). Purchaser, Seller and
Lender shall agree on the terms and conditions of the Assumption Agreement prior to the expiration of the Inspection Period, failing which (i) Purchaser shall have the right to terminate this Agreement pursuant to Section 3.6 hereof, or
(ii) if the Assumption Agreement (x) does not contain an unconditional release of Seller from any obligations under the Loan Documents arising or accruing after the Closing Date, or (y) imposes additional obligations on Seller or Cousins Properties Incorporated (other than obligations existing on the date hereof arising or accruing prior to the Closing Date under the existing Loan Documents), Seller shall have the right to terminate this Agreement by delivering written notice to Purchaser on the last day of the Inspection Period, and upon any such termination Escrow Agent shall return the Earnest Money to Purchaser. Purchaser and Seller (at no cost to Seller other than the administrative costs associated with providing information) shall provide Lender with such information as Lender may require in connection with its consent and approval of such assignment and assumption. Purchaser also acknowledges that Lender may require pursuant to the provisions of the Loan Documents (i) payment of a transfer fee, and (ii) payment of or reimbursement for fees and expenses incurred by Lender in connection with the assumption of the Loan, including recording fees, title insurance fees and fees and expenses of Lender's counsel (collectively, the "Transfer Fee"). Purchaser shall be solely responsible for the payment of the Transfer Fee and shall pay such Transfer Fee to Lender at the Closing.

      2.6. INDEPENDENT CONTRACT CONSIDERATION. In addition to, and not in lieu of the delivery to Escrow Agent of the Initial Earnest Money, Purchaser shall deliver to Seller, concurrently with Purchaser's execution and delivery of this Agreement to Seller, Purchaser's check, payable to the order to Seller, in the amount of One Hundred and No/100 Dollars ($100.00). Seller and Purchaser hereby mutually acknowledge and agree that said sum represents adequate bargained for consideration for Seller's execution and delivery of this Agreement and Purchaser's right to inspect the Property pursuant to Article 3. Said sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events.

      2.7. CLOSING. The consummation of the sale by Seller and purchase by Purchaser of the Property (the "Closing") shall be held on or before September 15, 2004 (but not earlier than the expiration of the Inspection Period unless Seller consents to such earlier Closing). Subject to the foregoing, the Closing shall take place at an office in the metropolitan San Francisco, California area, and at such specific place, time and date (the "Closing Date") as shall be designated by Purchaser in a written notice to Seller not less than three (3) Business Days prior to Closing. If Purchaser fails to give such notice of the Closing Date, the Closing shall be at the offices of Myers Development Company, located at 101 Second Street, Suite 555, San Francisco, California 94105 at 10:00 a.m. on the outside date for Closing as provided above. It is contemplated that the transaction shall be closed with the concurrent delivery of the documents of title and the payment of the Purchase Price. Notwithstanding the foregoing, there shall be no requirement that Seller and Purchaser physically meet for the Closing, and all documents to be delivered at the Closing shall be delivered to the Title Company unless the parties hereto mutually agree otherwise. Seller and Purchaser agree to use reasonable efforts to complete all

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requirements for the Closing prior to the Closing Date. The "Closing Date" under the Other Agreement shall be the same date as the Closing Date under this Agreement, and the "Closing" under the Other Agreement shall occur simultaneously with the Closing under this Agreement. Notwithstanding anything contained to the contrary in any other provision of this Agreement, if by the Closing Date set by Purchaser in accordance with the foregoing, Seller has failed to obtain sufficient Tenant Estoppel Certificates from tenants to satisfy the condition set forth in Section 6.1(d) hereof, then at the option of Seller exercised by notice to Purchaser, Seller may postpone the Closing Date to a date which is the earlier of (i) three (3) Business Days after satisfaction of the conditions set forth in Section 6.1(d) hereof, and (ii) September 30, 2004.

                                   ARTICLE 3.
                    PURCHASER'S INSPECTION AND REVIEW RIGHTS

      3.1. DUE DILIGENCE INSPECTIONS.

      (a) From and after the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall permit Purchaser and its authorized representatives to inspect the Property to perform due diligence and environmental investigations, to examine the records of Seller with respect to the Property, and make copies thereof, at such times during normal business hours as Purchaser or its representatives may request. All such inspections shall be nondestructive in nature, and specifically shall not include any physically intrusive testing; provided, however, Seller shall not unreasonably withhold, condition or delay its consent to any Phase II environmental assessment, soil borings, or similar studies or tests recommended by any Phase I environmental assessment obtained by Purchaser or otherwise required by Purchaser's lender. All such inspections shall be performed in such a manner to minimize any interference with the business of the tenants under the Leases at the Property and, in each case, in compliance with Seller's rights and obligations as landlord under the Leases. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of any kind incurred by Purchaser relating to the inspection of the Property shall be solely Purchaser's expense. Seller reserves the right to have a representative present at the time of making any such inspection. Purchaser shall notify Seller not less than one
(1) Business Day in advance of making any such inspection.

      (b) If the Closing is not consummated hereunder, Purchaser shall promptly deliver copies of all reports, surveys and other information furnished to Purchaser by third parties in connection with such inspections to Seller; provided, however, that delivery of such copies and information shall be without warranty or representation whatsoever, express or implied, including, without limitation, any warranty or representation as to ownership, accuracy, adequacy or completeness thereof or otherwise. This Section 3.1(b) shall survive the termination of this Agreement.

      (c) Upon the completion of any inspection or test of the Property conducted by Purchaser or any of its representatives, agents or contractors, Purchaser shall repair any damage caused by such inspection or test. Purchaser hereby agrees to and shall indemnify, defend and hold harmless Seller from and against any and all expense, loss or damage which Seller may incur (including, without limitation, reasonable attorney's fees actually incurred) arising out of or

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resulting from the inspections performed by or on behalf of Purchaser and/or the entry on or about the Property by or on behalf of Purchaser, other than to the extent arising from (i) any act or omission of Seller or its employees, representatives, agents or consultants, or (ii) any pre-existing liabilities, conditions or other matters merely discovered by Purchaser or its employees, representatives, agents or consultants (e.g., latent environmental contamination, latent construction or other physical defects or conditions, etc.). Purchaser's indemnification obligations hereunder shall expressly exclude consequential or punitive damages. Said indemnification agreement shall survive the Closing until the expiration of any applicable statute of limitations and shall survive any earlier termination of this Agreement. Purchaser shall maintain and shall ensure that Purchaser's consultants and contractors maintain commercial general liability insurance in an amount not less than $1,000,000, combined single limit, and in form and substance adequate to insure against all liability of Purchaser and its consultants and contractors, respectively, and each of their respective agents, employees and contractors, arising out of inspections and testing of the Property or any part thereof made on Purchaser's behalf. Purchaser agrees to provide to Seller a certificate of insurance with regard to each applicable liability insurance policy prior to any entry upon the Property by Purchaser or its consultants or contractors, as the case may be, pursuant to this Section 3.1.

      3.2. SELLER'S DELIVERIES TO PURCHASER; PURCHASER'S ACCESS TO SELLER'S PROPERTY RECORDS.

      (a) Purchaser acknowledges receipt of the following (and Purchaser further acknowledges that no additional items are required to be delivered by Seller to Purchaser except as may be expressly set forth in other provisions of this Agreement):

            (i) Copies of Property tax bills and assessor's statements of assessed value for the years 2001, 2002, 2003 and 2004.

            (ii) Copies of Property operating statements for the years 2001, 2002, 2003 and 2004 (year to date).

            (iii) Copies of all Leases (including all amendments and
                  modifications) and guarantees and/or letters of credit relating thereto existing as of the Effective Date.

            (iv)  A copy of the current rent roll.

            (v) An aged tenant receivable report, if any, regarding income from the tenants.

            (vi) Monthly tenant, tax and operating expense billing statements for the past 24 months.

            (vii) Annual reconciliation statements (and base year calculations)
                  for the years 2001, 2002 and 2003.

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            (viii) Capital expenditure budgets and reports for the years 2001,
                   2002, 2003, and 2004 (year to date).

            (ix) Copies of the Loan Documents listed on EXHIBIT "G" attached hereto.

            (x)    Copies of the Commission Agreements.

            (xi) Copies of all Service Contracts currently in place at the Property.

            (xii) A copy of Seller's current policy of title insurance with respect to the Land and Improvements and copies of the exception documents in Seller's possession.

            (xiii) A copy of the Existing Survey.

            (xiv) Copies of the Existing Environmental Reports (and any other information in Seller's possession relating to the environmental condition of the Property, including any remediation or O&M plans) and copies of any existing foundation, geotechnical, seismic, architectural, engineering, physical condition or soils evaluations, reports, studies or tests.

            (xv) Copies of all certificates of occupancy issued with respect to the Property.

            (xvi) Certificates evidencing Seller's insurance (liability, casualty, rent loss, etc.) currently in effect with respect to the Property.

            (xvii) Copies of all building area calculations.

      (b) From the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall allow Purchaser and Purchaser's representatives, on reasonable advance notice and during normal business hours, to have access to Seller's existing books, records and files relating to the Property, at the office of Myers Development Company at 101 Second Street, Suite 555, San Francisco, California 94105, for the purpose of inspecting and (at Purchaser's expense) copying the same, including, without limitation, the materials listed below (to the extent any or all of the same are in Seller's or its property manager's possession), subject, however, to the limitations of any confidentiality or nondisclosure agreement to which Seller may be bound, and provided that Seller shall not be required to deliver or make available to Purchaser any appraisals, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller which Seller reasonably deems proprietary. Except for Seller's express representations and warranties made in this Agreement or in any documents executed and delivered by Seller to Purchaser at Closing, Purchaser acknowledges and agrees that Seller makes no representation or warranty of any nature whatsoever, express or implied,

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                                       13
with respect to the ownership, enforceability, accuracy, adequacy or completeness or otherwise of any of such records, evaluations, data, investigations, reports or other materials. If the Closing contemplated hereunder fails to take place for any reason, Purchaser shall promptly return all copies of materials copied from Seller's books, records and files relating to the Property. It is understood and agreed that Seller shall have no obligation to obtain, commission or prepare any such books, records, files, reports or studies not now in Seller's or its property manager's possession. Subject to the foregoing, Seller agrees to make available to Purchaser for inspection and copying, without limitation, the following books, records and files relating to the Property, all to the extent the same are in Seller's or its property manager's possession:

            (i) Tenant Information. Copies of any financial statements or other financial information of any tenants under the Leases (and the Lease guarantors, if any), written information relative to the tenants' payment histories, side letters, work letters, inducement letters, any related certificates or certifications and any other tenant correspondence, to the extent the same is in Seller's or its property manager's possession;

            (ii) Plans. All available construction plans and specifications in Seller's or its property manager's possession relating to the development, condition, repair and maintenance of the Property, the Improvements and the Personal Property;

            (iii) Permits; Licenses; Warranties. Copies of any permits, licenses, warranties, or other similar documents in Seller's or its property manager's possession relating to the use, occupancy or operation of the Property; and

            (iv) Operating Costs and Expenses. All available records of any operating costs and expenses for the Property in Seller's or its property manager's possession.

      3.3. CONDITION OF THE PROPERTY.

      (a) Seller recommends that Purchaser employ one or more independent engineering and/or environmental professionals to perform engineering, environmental and physical assessments on Purchaser's behalf in respect of the Property and the condition thereof. Except for the representations or warranties of Seller herein or in any document delivered by Seller to Purchaser at Closing or as otherwise expressly set forth in this Agreement, Purchaser and Seller mutually acknowledge and agree that, except to the extent implied by law in the Grant Deed under California Civil Code Section 1113, the Property is being sold in an "AS IS" condition and "WITH ALL FAULTS," known or unknown, contingent or existing. Purchaser has the sole responsibility to fully inspect the Property, to investigate all matters relevant thereto, including, without limitation, the condition of the Property, and to reach its own, independent evaluation of any risks (environmental or otherwise) or rewards associated with the ownership, leasing, management and operation of the Property. Effective as of the Closing and except for the representations or warranties of Seller herein or in any document delivered by Seller to Purchaser at Closing or as

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                                       14
otherwise expressly set forth in this Agreement, Purchaser hereby waives and releases Seller and its officers, directors, shareholders, agents, affiliates, employees and successors and assigns from and against any and all claims, obligations and liabilities arising out of or in connection with the physical condition of the Property; provided, however, the foregoing waiver and release shall not apply to and shall specifically exclude any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses, known or unknown, existing and future, incurred in connection with or relating to any claims related to the Property accruing prior to the Closing Date that are made by third parties for personal injury, property damage or death or are otherwise based on any gross negligence or willful misconduct of Seller or its officers, directors, shareholders, agents, affiliates, employees and successors and assigns.

      (b) To the fullest extent permitted by law and except as expressly set forth in this Agreement, Purchaser does hereby unconditionally waive and release Seller, and its members, beneficial owners, officers, directors, shareholders, agents, affiliates and employees from any present or future claims and liabilities of any nature arising from or relating to the presence or alleged presence of Hazardous Substances in, on, at, from, under or about the Property or any adjacent property, including, without limitation, any claims under or on account of any Environmental Law, regardless of whether such Hazardous Substances are located in, on, at, from, under or about the Property or any adjacent property prior to or after the date hereof; provided, however, the foregoing waiver and release shall not apply to the extent such claim or liability is the result of claims made by third parties (including any governmental authorities) against Purchaser or its successors, assigns, agents or affiliates. In addition, Purchaser does hereby covenant and agree to defend, indemnify, and hold harmless Seller and its officers, directors, shareholders, agents, affiliates and employees from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses, known or unknown, existing and future, to the extent relating to any Hazardous Substances which may be placed, located or released on the Property after the date of Closing, including any action or proceeding brought or threatened, or ordered by governmental authorities (provided, however, the foregoing indemnity shall not apply to any such claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses which are based on the acts or omissions of Seller or its officers, directors, shareholders, agents, affiliates, employees and successors and assigns [other than Purchaser]).

      (c) Purchaser further acknowledges that "Natural Hazards" described in the following California Code Sections (the "Natural Hazard Laws") may affect the
Property: Government Code Sections 8589.4; 8589.3; Government Code Sections 51183.4, 51183.5 (Fire Hazard Severity Zone); Public Resource Code Section 2621.9 (Earthquake Fault Zone); Public Resource Code Section 2694 (Seismic Hazard Zone); and Public Resource Code Section 4136 (Wildland Area). Purchaser acknowledges and agrees that Purchaser has had the opportunity independently to evaluate and investigate whether any or all of such Natural Hazards affect the Property and Seller shall have no liabilities or obligations with respect thereto. Without limiting the foregoing, Purchaser acknowledges and agrees that Purchaser knowingly and intentionally waives, and releases Seller from, any disclosures, obligations or requirements of Seller with respect to Natural Hazards, including, without limitation, any disclosure obligations or requirements under the aforementioned Code Sections or under California Civil Code Section 1102.

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      (d) The release set forth in each of subparagraphs (a), (b) and (c) above includes claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist in its favor which, if known by Purchaser, would materially affect Purchaser's waivers and releases granted herein. Purchaser acknowledges that there is a risk that subsequent to the execution of this Agreement, Purchaser will suffer losses, damages or injuries which are unknown and unanticipated at the time this Agreement is signed. Except as expressly provided to the contrary in this Agreement, Purchaser hereby assumes such risk and agrees that the releases contained in subparagraphs (a), (b) and (c) above shall apply to all unknown or unanticipated claims, as well as those known and anticipated, and Purchaser specifically waives any and all rights under California Civil Code Section 1542, which section has been duly explained and provides as follows:

      "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

      (e) Purchaser represents that Purchaser has experience acquiring and conducting due diligence, and that the waivers as set forth in this Section 3.3. have been negotiated as, and each is, an essential aspect of the bargain between the parties.

      (f) The terms and provisions of this Section 3.3 shall survive the Closing hereunder until expiration of any applicable statute of limitations.

      3.4. TITLE AND SURVEY. Promptly upon execution of this Agreement, Purchaser may order at its expense from the Title Company, a preliminary title commitment with respect to the Property (the "Title Commitment"). Purchaser shall direct the Title Company to send a copy of the Title Commitment to Seller. Promptly upon execution of this Agreement, Purchaser may arrange, also at its expense, for the preparation of one or more updates of the Existing Survey (each and together, the "Survey"). Purchaser likewise shall make copies of any such Survey available to Seller prior to Closing. Purchaser shall have until the end of the Inspection Period to give written notice (the "First Title Notice") to Seller of such objections as Purchaser may have to any exceptions to title disclosed in the Title Commitment or in any Survey or otherwise in Purchaser's examination of title. From time to time at any time after the First Title Notice and prior to the Closing Date, Purchaser may give written notice of objections to matters of title first appearing in any updated title commitment issued after the initial Title Commitment (and which would not have appeared in an accurate examination of title conducted on the effective date of such initial Title Commitment) or matters of survey which would not have been disclosed by an accurate updated ALTA survey prepared prior to date of the First Title Notice. Seller shall have the right, but not the obligation (except as to Monetary Objections), to attempt to remove, satisfy or otherwise cure any exceptions to title to which Purchaser objects hereunder. Within five (5) Business Days after receipt of Purchaser's First Title Notice (or any such subsequent objection notice), Seller shall give written notice to Purchaser informing Purchaser of Seller's election with respect to such objections. If Seller fails to give written notice of election within such five (5) Business Day period, Seller shall be deemed to have elected not to attempt to cure the objections (other than Monetary Objections). If Seller elects to attempt to cure any objections, Seller shall be entitled to one or more reasonable adjournments of the Closing of up to but not beyond

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                                       16

September 30, 2004 to attempt such cure, but, except for Monetary Objections, Seller shall not be obligated to expend any sums, commence any suits or take any other action to effect such cure. Except as to Monetary Objections, (a) if Seller elects, or is deemed to have elected, not to cure any exceptions to title or survey to which Purchaser has objected or (b) if, after electing to attempt to cure, Seller determines that it is unwilling or unable to remove, satisfy or otherwise cure any such objections, Purchaser's sole remedy hereunder in such event shall be either (i) to accept title to the Property subject to such exceptions as if Purchaser had not objected thereto and without reduction of the Purchase Price, (ii) if such exceptions are matters first appearing of record after the date of this Agreement, and arise by, through or under Seller, to terminate this Agreement (in which case, if such matters are the result of Seller affirmatively granting or conveying any right, title, benefit or interest to a third party in violation of this Agreement, Seller shall reimburse Purchaser for its due diligence and other costs pursuant to Section 8.2 hereof), or (iii) to terminate this Agreement within (x) three (3) Business Days after receipt of written notice from Seller either of Seller's election not to attempt to cure any objection or of Seller's determination, having previously elected to attempt to cure, that Seller is unable or unwilling to do so, or (y) three (3) Business Days after Seller is deemed hereunder to have elected not to attempt to cure such objections (and upon any such termination under clause (ii) or (iii) above, Escrow Agent shall return the Earnest Money to Purchaser). Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller shall be obligated to cure or satisfy all Monetary Objections at or prior to Closing, and if not otherwise cured or satisfied, the proceeds of the Purchase Price shall be used at Closing for such purpose.

      3.5. SERVICE CONTRACTS. At Closing, taking into account any credits or prorations to be made pursuant to Article 5 hereof for payments coming due after Closing but accruing prior to Closing, Purchaser will assume the obligations arising from and after the Closing Date under those Service Contracts listed on EXHIBIT "J" attached hereto except for that certain Agreement by and between Seller and Otis Elevator Company, dated March 8, 2000, which Seller shall terminate, without cost to Purchaser, at Closing.

      3.6. TERMINATION OF AGREEMENT. Purchaser shall have until the expiration of the Inspection Period to determine, in Purchaser's sole opinion and discretion, the suitability of the Property for acquisition by Purchaser or Purchaser's permitted assignee. Purchaser shall have the right to terminate this Agreement for any or no reason at any time on or before said time and date of expiration of the Inspection Period by giving written notice to Seller of such election to terminate. If Purchaser so elects to terminate this Agreement pursuant to this Section 3.6, Escrow Agent shall pay the Initial Earnest Money to Purchaser, whereupon, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement. If Purchaser fails to so terminate this Agreement prior to the expiration of the Inspection Period, Purchaser shall have no further right to terminate this Agreement pursuant to this Section 3.6.

      3.7. CONFIDENTIALITY. All information acquired by Purchaser or any of its designated representatives (including by way of example, but not in limitation, the officers, directors, shareholders, partners, investors and employees of Purchaser, and Purchaser's engineers,

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

consultants, counsel and potential lenders, and the officers, directors, shareholders and employees of each of them) with respect to the Property, whether delivered by Seller or any of Seller's representatives or obtained by Purchaser as a result of its inspection and investigation of the Property, examination of Seller's books, records and files in respect of the Property, or otherwise (collectively, the "Due Diligence Material") shall be used to the extent necessary to consummate the transactions contemplated by this Agreement and for no other purpose whatsoever. The terms and conditions which are contained in this Agreement and all Due Diligence Material which is not published as public knowledge or which is not generally available in the public domain shall be kept in strict confidence by Purchaser and shall not be disclosed to any individual or entity other than to the representatives of Purchaser, its lenders and its investors who need to know the information for the purpose of evaluating the Property in connection with Purchaser's potential acquisition and financing thereof; provided, however, that Purchaser, its affiliates or any entity advised by its affiliates shall have the right to disclose any such information if required by applicable law or required in connection with any agency, administrative, regulatory or other similar filing, report or disclosure by any such parties or as may be necessary in connection with any court action or proceeding with respect to this Agreement and in consummating the transaction contemplated by this Agreement. Purchaser shall and hereby agrees to indemnify and hold Seller harmless from and against any and all loss, liability, cost, damage or expense that Seller may suffer or incur (including, without limitation, reasonable attorneys' fees actually incurred) as a result of the unpermitted disclosure or use of any of the Due Diligence Material by Purchaser to any individual or entity other than as expressly permitted herein and/or the use of any Due Diligence Material for any purpose other than as herein contemplated and permitted. If Purchaser elects to terminate this Agreement pursuant to any provision hereof permitting such termination, or if the Closing contemplated hereunder fails to occur for any reason (other than a default by Seller hereunder), Purchaser will promptly return to Seller all Due Diligence Material delivered by Seller to Purchaser in the possession of Purchaser and any of its representatives, and destroy all copies, notes or abstracts or extracts thereof, and will destroy any analyses, compilations, studies or other documents prepared by Purchaser or for its use (whether in written or electronic form) containing or reflecting any Due Diligence Material; provided, however, to the extent any such Due Diligence Material was delivered to any third party consultant, lender or investor, Purchaser shall only be required to use commercially reasonable efforts to reacquire same and Purchaser shall not be obligated to obtain, return or destroy any Due Diligence Material or information delivered to any governmental or regulatory agency or authority. In the event of a breach or threatened breach by Purchaser or any of its representatives of this Section 3.7, Seller shall be entitled, in addition to other available remedies, to an injunction restraining Purchaser or its representatives from disclosing, in whole or in part, any of the Due Diligence Material and any of the terms and conditions of this Agreement. Nothing contained herein shall be construed as prohibiting or limiting Seller from pursuing any other available remedy, in law or in equity, for such breach or threatened breach. The provisions of this Section 3.7 shall survive any termination of this Agreement.

      3.8. TENANT CONTACT. Purchaser shall not contact any tenant at the Property or representative of any such tenant, directly or indirectly, without giving Melody H. Hanhan ("Seller's Representative") three (3) Business Days prior telephonic notice of the date and time proposed by Purchaser for the contact. Seller shall be entitled to have Seller's Representative

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present on any telephonic or other contact made by Purchaser to any tenant. So long as Seller's Representative is given at least three (3) Business Days prior written notice of the date and time proposed by Purchaser for the contact with any tenant and such proposed contact is during normal business hours, Seller agrees to cause Seller's Representative to be available for such proposed contact.

                                   ARTICLE 4.
                REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

      4.1. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby makes the following representations and warranties to Purchaser:

      (a) Organization, Authorization and Consents. Seller is a duly organized and validly existing limited liability company under the laws of the State of Delaware, is qualified to do business in the State of California and is in good standing in the State of Delaware and in the State of California. Seller has the right, power and authority to enter into this Agreement and to convey the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof.

      (b) Action of Seller, Etc. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the documents to be delivered by Seller hereunder, and upon the execution and delivery of any document to be delivered by Seller on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

      (c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness, any judgment, order, injunction, decree, regulation or ruling of any court or governmental agency, authority or body, any organizational document of Seller or either of its members, or any other agreement or instrument by which Seller is bound.

      (d) Litigation. Seller has not received written notice of any pending or threatened, and has no knowledge of any threatened, suit, action or proceeding, which (i) if determined adversely to Seller, would adversely affect the Property, or (ii) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (iii) involves condemnation or eminent domain proceedings involving the Property or any portion thereof.

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      (e) Existing Leases. Other than the Leases listed on EXHIBIT "F" attached hereto, there are no contracts or agreements with respect to the occupancy of the Property or any portion or portions thereof which will be binding on Purchaser after the Closing. The copies of the Leases heretofore delivered by Seller to Purchaser are true, correct and complete copies thereof, and the Leases are in full force and effect and have not been amended or modified in any respect except as evidenced by amendments, modifications or similar documents similarly delivered to Purchaser and constitute the entire agreement between Seller and the tenants thereunder. Except as set forth in EXHIBIT "I" attached hereto, Seller has not received any written notice of Seller's default or failure to comply with the terms and provisions of the Leases which remain uncured. To Seller's knowledge, no tenant or any guarantor of any Lease has filed for bankruptcy, is subject to an involuntary bankruptcy proceeding, has been adjudicated bankrupt or admitted in writing its inability to pay its debts as they become due or had a receiver appointed for any of its assets.

      (f) Right of First Offer. No tenant or any other party has any right or option (including any right of first refusal or right of first offer) to purchase all or any part of the Property or any interest therein.

      (g) Leasing Commissions; Existing Management Agreement. There are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property or any portion or portions thereof other than as disclosed in EXHIBIT "C" attached hereto (the "Commission Agreements"). There are no agreements currently in effect relating to the management and leasing of the Property other than as disclosed on said EXHIBIT "C" (the "Existing Management Agreement"). All leasing commissions, brokerage fees and management fees accrued or due and payable under the Commission Agreements and the Existing Management Agreement as of the date hereof and at the Closing have been or shall be paid by Seller in full. The Existing Management Agreement and the Commission Agreements described on EXHIBIT "C" (including those certain Commission Agreements which are not evidenced by a written commission agreement) shall be terminated at Closing without any cost, expense or liability to Purchaser. Notwithstanding the foregoing, Purchaser shall be responsible for the payment of certain leasing commissions in accordance with the provisions of
Section 5.4(e) hereof.

      (h) Management Agreement. Other than the Existing Management Agreement, there is no agreement currently in effect relating to the management of the Property.

      (i) Loan Documents. All material documents, instruments and agreements which comprise the Loan Documents are listed on EXHIBIT "G" attached hereto and made a part hereof. Seller has delivered to Purchaser complete and accurate copies of such Loan Documents. Seller has not received any written notice from the Lender asserting a default under the Loan Documents which remains uncured or outstanding.

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      (j) Taxes and Assessments. Except as may be set forth on EXHIBIT "L"
attached hereto and made a part hereof, Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property.

      (k) Compliance with Laws. Except as set forth on EXHIBIT "I", Seller has received no written notice alleging any violations of law (including any Environmental Law), municipal or county ordinances, or other legal requirements with respect to the Property where such violations remain outstanding and Seller has no knowledge of any proceeding, investigation or inquiry regarding any such violation.

      (l) Other Agreements. Except for the Leases, the Service Contracts, the Commission Agreements, the Existing Management Agreement, the Loan Documents and the Permitted Exceptions, there are no leases, management agreements, brokerage agreements, leasing agreements or other agreements or instruments in force or effect that grant to any person or any entity (other than Seller) any right, title, interest or benefit in and to all or any part of the Property or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Property which will survive the Closing or be binding upon Purchaser other than those which Purchaser has agreed in writing to assume prior to the expiration of the Inspection Period (or is deemed to have agreed to assume) or which are terminable upon thirty (30) days notice without payment of premium or penalty.

      (m) Seller Not a Foreign Person. Seller is not a "foreign person" which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

      (n) Employees. Seller has no employees to whom by virtue of such employment Purchaser will have any obligation after the Closing.

      (o) Insurance. Seller has not received any written notice from any insurance company or board of fire underwriters of any defects or inadequacies in or on the Property or any part or component thereof that would adversely affect the insurability of the Property or cause any increase in the premiums for insurance for the Property.

      (p) Service Contracts. Seller has delivered true and correct copies of all Service Contracts (including any amendments, modifications, or side letters affecting the Service Contracts) to Purchaser. To Seller's knowledge, the Service Contracts are in full force and effect and there are no uncured defaults existing by any party thereto or thereunder.

      (q) Prohibited Persons. Neither Seller nor any of its members is, (i) a person designated by the U.S. Department of Treasury's Office of Foreign Assets Control from time to time as a "specially designated national or blocked person" or similar status, or (ii) a person described in Section 1 of U.S. Executive Order 13224, issued on September 23, 2001 or listed on the Annex (as amended to date) of such Executive Order.

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

      (r) Bankruptcy. Neither Seller nor any member of Seller has filed for bankruptcy, is subject to an involuntary bankruptcy proceeding, or has been adjudicated bankrupt, admitted in writing its inability to pay its debts as they become due or had a receiver appointed for any of its assets. Seller has not commenced any dissolution proceedings.

      The representations and warranties made in this Agreement by Seller shall be continuing and shall be deemed remade by Seller as of the Closing Date, with the same force and effect as if made on, and as of, such date, subject to Seller's right to update such representations and warranties by written notice to Purchaser and in Seller's certificate to be delivered pursuant to Section 5.1(i) hereof; and said representations and warranties as so updated shall survive for a period of one (1) year after the Closing Date.

      Except as otherwise expressly provided in this Agreement or in any documents to be executed and delivered by Seller to Purchaser at the Closing, Seller has not made, and Purchaser has not relied on, any information, promise, representation or warranty, express or implied, regarding the Property, whether made by Seller, on Seller's behalf or otherwise, including, without limitation, the physical condition of the Property, the financial condition of the tenants under the Leases, title to or the boundaries of the Property, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, past or future economic performance of the tenants or the Property, and any other information pertaining to the Property or the market and physical environments in which the Property is located. Purchaser acknowledges (i) that Purchaser has entered into this Agreement with the intention of making and relying upon its own investigation or that of Purchaser's own consultants and representatives with respect to the physical, environmental, economic and legal condition of the Property and (ii) that Purchaser is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be executed and delivered by Seller to Purchaser at the Closing, made (or purported to be made) by Seller or anyone acting or claiming to act on Seller's behalf. Purchaser will inspect the Property and become fully familiar with the physical condition thereof and, subject to the terms and conditions of this Agreement, shall purchase the Property in its "as is" condition, "with all faults," on the Closing Date. The provisions of this grammatical paragraph shall survive the Closing until the expiration of any applicable statute of limitations.

      4.2. KNOWLEDGE DEFINED. All references in this Agreement to the "knowledge of Seller" or "to Seller's knowledge" shall refer only to the actual knowledge of Jack A. LaHue and Melody H. Hanhan, each of whom has been actively involved in the management of Seller's business in respect of the Property in the capacities of Senior Vice President/Senior Investment Officer of the managing member of Seller, and Senior Property Manager, respectively, and Jack E. Myers who has been actively involved in the management of Seller's business in respect of the Property in the capacity of Chairman and Chief Executive Officer of Myers Development Company, an affiliate of a principal of Seller. The term "knowledge of Seller" or "to Seller's knowledge" shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, or any affiliate of Seller, or to any partner, beneficial owner, officer, director, agent, manager, representative or employee of Seller, or any of their respective affiliates other than

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

those individuals specifically listed above, or to impose on any of the individuals named above any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of the individuals named above arising out of any representations or warranties made herein or otherwise.

      4.3. COVENANTS AND AGREEMENTS OF SELLER.

      (a) Leasing Arrangements. During the pendency of this Agreement, Seller shall not accept any payments of rent under any Leases more than thirty (30) days in advance and, without Purchaser's consent, shall not draw upon or apply any Security Deposit. In addition, during the pendency of this Agreement, Seller will not enter into any lease affecting the Property, or modify or amend in any material respect, or terminate, any of the existing Leases without Purchaser's prior written consent in each instance, which consent shall not be unreasonably withheld, delayed or conditioned and which shall be deemed given unless withheld by written notice to Seller given within three (3) Business Days after Purchaser's receipt of Seller's written request therefor, each of which requests shall be accompanied by (i) a copy of any proposed modification or amendment of an existing Lease or of any new Lease that Seller wishes to execute between the Effective Date and the Closing Date, including, without limitation, a description of any Tenant Inducement Costs and leasing commissions associated with any proposed renewal or expansion of an existing Lease or with any such new Lease, and (ii) appropriate financial information on the applicable tenant and such other information as Purchaser may reasonably require. If Purchaser fails to notify Seller in writing of its approval or disapproval within said three (3) Business Day period, such failure by Purchaser shall be deemed to be the approval of Purchaser. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions or other expenses, including reasonable attorneys' fees, actually paid by Seller pursuant to a renewal or expansion of any existing Lease or new Lease approved (or deemed approved) by Purchaser hereunder.

      (b) New Contracts. During the pendency of this Agreement, Seller will not enter into any contract, equipment lease, license or other agreement, or modify, amend, renew or extend any existing contract, equipment lease, license or other agreement that will be an obligation affecting the Property or any part thereof subsequent to the Closing without Purchaser's prior written consent in each instance (which Purchaser agrees not to withhold or delay unreasonably), except contracts entered into in the ordinary course of business that are terminable without cause (and without penalty or premium) on 30 days (or less) notice.

      (c) Operation of Property. During the pendency of this Agreement, Seller shall continue to operate and manage the Property in a good and businesslike fashion consistent with Seller's past practices.

      (d) Insurance. During the pendency of this Agreement, Seller shall, at its expense, continue to maintain the fire, casualty and liability insurance policies (including earthquake and terrorism coverage) (or reasonably equivalent replacements thereof) covering the Improvements which are currently in force and effect.

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      (e) Tenant Estoppel Certificates. Seller shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing a written Tenant Estoppel Certificate in the form attached hereto as EXHIBIT "K" signed by each tenant under each of the Leases
(or if the applicable Lease provides for a particular form of estoppel certificate to be given by the tenant thereunder or otherwise specifies the content thereof, the Tenant Estoppel Certificate with respect to such Lease may be in the form or with the content called for therein provided Seller first requests from such tenant a Tenant Estoppel Certificate in the form attached hereto as EXHIBIT "K"); provided that delivery of such signed Tenant Estoppel Certificates shall be a condition of Closing only to the extent set forth in
Section 6.1(d) hereof; and in no event shall the inability or failure of Seller to obtain and deliver said Tenant Estoppel Certificates be a default of Seller hereunder.

      (f) Defaults Under Leases. During the pendency of this Agreement, Seller shall deliver written notice to Purchaser of any defaults under the Leases which are known to Seller.

      (g) Notices. During the pendency of this Agreement, Seller shall deliver to Purchaser any written notice received by Seller relating to the Property from any governmental authority, insurance carrier, tenant or other third party.

      (h) Material Alterations. During the pendency of this Agreement, Seller shall not make any material alterations to the Property without the prior written consent of Purchaser other than as required under the Leases or by law.

      (i) Intentionally Deleted.

      (j) Encumbrances. During the pendency of this Agreement, Seller shall not sell, assign, or convey any right, title or interest whatsoever in or to the Property, or create or permit to exist any lien, encumbrance, or charge thereon (other than the Permitted Exceptions specifically listed on EXHIBIT "H" attached hereto) without promptly discharging the same.

      (k) Documents. During the pendency of this Agreement, Seller shall update all documents delivered, or made available, to Purchaser pursuant to this Agreement from time to time, as appropriate and provide Purchaser with copies of such updates.

      (l) Representations, Warranties and Covenants. Seller shall not knowingly take or omit to take any action that would have the effect of violating any of the representations, warranties, covenants, and agreements of Seller contained in this Agreement.

      (m) Other Contracts or Agreements. During the pendency of this Agreement, Seller shall not enter into any contract or agreement regarding the sale, financing or other disposition of all or any part of, or any interest in, the Property or authorize the Broker or any other party to do so on its behalf unless, and only to the extent, such contract or agreement is expressly subject and subordinate to this Agreement in all respects.

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

      4.4. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

      (a) Organization, Authorization and Consents. Purchaser is a duly organized and validly existing limited partnership under the laws of the State of Delaware. Purchaser has the right, power and authority to enter into this Agreement and to purchase the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

      (b) Action of Purchaser, Etc. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

      (c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.

      (d) Litigation. To Purchaser's knowledge, Purchaser has received no written notice that any action or proceeding is pending or threatened which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

      The representations and warranties made in this Agreement by Purchaser shall be continuing and shall be deemed remade by Purchaser as of the Closing Date, with the same force and effect as if made on, and as of, such date subject to Purchaser's right to update such representations and warranties by written notice to Seller and in Purchaser's certificate to be delivered pursuant to
Section 5.2(e) hereof.

                                   ARTICLE 5.
                CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS

      5.1. SELLER'S CLOSING DELIVERIES. For and in consideration of, and as a condition precedent to Purchaser's delivery to Seller of the Purchase Price, Seller shall obtain or execute and deliver to Purchaser at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

      (a) Grant Deed. A grant deed with respect to the Land and Improvements, in the form attached hereto as SCHEDULE 1 (the "Grant Deed"), subject only to the Permitted Exceptions, and executed and acknowledged by Seller, together with any required real estate transfer tax declarations or other similar documentation required to evidence the payment of any

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documentary transfer tax imposed by the state, county and city on the transaction contemplated hereby, which declaration or similar documentation shall be set forth on a separate document not to be recorded with the Grant Deed. The legal descriptions of the Land set forth in said Grant Deed shall be based upon and conform to the applicable record title legal description contained in Seller's vesting deeds;

      (b) Quitclaim Deed. If requested by Purchaser, one or more quitclaim deeds to the Land and Improvements (or any portion or portions thereof), in form and substance reasonably satisfactory to Seller, and executed and acknowledged by Seller;

      (c) Assumption Agreement. Assumption Agreement executed and acknowledged by Seller;

      (d) Bill of Sale. A bill of sale for the Personal Property in the form attached hereto as SCHEDULE 3 (the "Bill of Sale");

      (e) Assignment and Assumption of Leases and Security Deposits. Two (2) counterparts of an assignment and assumption of Leases and Security Deposits and, to the extent required elsewhere in this Agreement, the obligations of Seller under the Commission Agreements in the form attached hereto as SCHEDULE 2 (the "Assignment and Assumption of Leases"), executed and acknowledged by Seller;

      (f) Assignment and Assumption of Service Contracts. Two (2) counterparts of an assignment and assumption of Service Contracts in the form attached hereto as SCHEDULE 4 (the "Assignment and Assumption of Service Contracts"), executed, acknowledged and sealed by Seller;

      (g) General Assignment. An assignment of the Intangible Property in the form attached hereto as SCHEDULE 5 (the "General Assignment"), executed and acknowledged by Seller;

      (h) Seller's Affidavit. An owner's affidavit substantially in the form attached hereto as SCHEDULE 6 ("Seller's Affidavit"), stating that there are no known boundary disputes with respect to the Property, that there are no parties in possession of the Property other than Seller and the tenants under the Leases, that any improvements or repairs made by, or for the account of, or at the instance of Seller to or with respect to the Property within ninety-five
(95) days prior to the Closing have been paid for in full (or that adequate provision has been made therefor to the reasonable satisfaction of the Title Company), and including such other matters as may be reasonably requested by the Title Company;

      (i) Seller's Certificate. A certificate in the form attached hereto as
SCHEDULE 7 ("Seller's Certificate"), evidencing the reaffirmation of the truth and accuracy in all material respects of Seller's representations and warranties set forth in Section 4.1 hereof, with such modifications thereto as may be appropriate in light of any change in circumstance since the Effective Date;

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      (j) FIRPTA Certificate A FIRPTA Certificate in the form attached hereto as
SCHEDULE 8;

      (k) Withholding Exemption Certificate A Withholding Exemption Certificate (California Form 593-W) ("Withholding Exemption Certificate") to establish that the proceeds of the sale of Property are not subject to the withholding laws of the State of California;

      (l) Evidence of Authority A copy of resolutions of the Board of Directors of Seller, certified by the Secretary or Assistant Secretary of Seller to be in force and unmodified as of the date and time of Closing, authorizing the transactions contemplated herein, the execution and delivery of the documents required hereunder, and designating the signatures of the persons who are to execute and deliver all such documents on behalf of Seller or if Seller is not a corporation, such documentation as Purchaser or Purchaser's title insurer may reasonably require to establish that this Agreement, the transaction contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered;

      (m) Settlement Statement A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

      (n) Surveys and Plans. Such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession of Seller or its property manager to the extent not theretofore delivered to Purchaser;

      (o) Certificates of Occupancy; Licenses; Permits. To the extent the same are in Seller's or its property manager's possession, original or, if originals are not available, photocopies of certificates of occupancy, licenses and permits for all space within the Improvements located on the Property;

      (p) Leases. To the extent the same are in Seller's or its property manager's possession, original executed counterparts of the Leases;

      (q) Tenant Estoppel Certificates. All originally executed Tenant Estoppel Certificates as may be in Seller's or its property manager's possession;

      (r) Notices of Sale to Tenants. Seller will join with Purchaser in executing a notice, in form and content reasonably satisfactory to Seller and Purchaser (the "Tenant Notices of Sale"), which Purchaser shall send to each tenant under the Leases informing such tenant of the sale of the Property and of the assignment to and assumption by Purchaser of Seller's interest in the Leases and the Security Deposits and directing that all rent and other sums payable for periods after the Closing under such Lease shall be paid as set forth in said notices;

      (s) Notices of Sale to Service Contractors and Leasing Agents. Seller will join with Purchaser in executing notices, in form and content reasonably satisfactory to Seller and Purchaser (the "Other Notices of Sale"), which Purchaser shall send to each service provider and

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leasing agent under the Service Contracts and Commission Agreements (as the case may be) assumed by Purchaser at Closing informing such service provider or leasing agent (as the case may be) of the sale of the Property and of the assignment to and assumption by Purchaser of Seller's obligations under the Service Contracts and Commission Agreements arising after the Closing Date and directing that all future statements or invoices for services under such Service Contracts and/or Commission Agreements for periods after the Closing be directed to Seller or Purchaser as set forth in said notices;

      (t) Keys and Records. All of the keys to any door or lock on the Property and the original tenant files and other books and records (excluding any appraisals, budgets, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller which Seller reasonably deems proprietary) relating to the Property in Seller's or its property manager's possession;

      (u) Parent Guaranty. The Parent Guaranty executed and acknowledged by Parent pursuant to Section 11.6 of this Agreement; and

      (v) Other Documents. Such other documents as shall be reasonably requested by Purchaser's counsel or title insurer to effectuate the purposes and intent of this Agreement.

      5.2. PURCHASER'S CLOSING DELIVERIES. Purchaser shall obtain or execute and deliver to Seller at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

      (a) Assumption Agreement. The Assumption Agreement executed and acknowledged by Purchaser;

      (b) Assignment and Assumption of Leases. Two (2) counterparts of the Assignment and Assumption of Leases, executed and acknowledged by Purchaser;

      (c) Assignment and Assumption of Service Contracts. Two (2) counterparts of the Assignment and Assumption of Service Contracts, executed and acknowledged by Purchaser;

      (d) General Assignment. Two (2) counterparts of the General Assignment, executed and acknowledged by Purchaser;

      (e) Purchaser's Certificate. A certificate in the form attached hereto as
SCHEDULE 9 ("Purchaser's Certificate"), evidencing the reaffirmation of the truth and accuracy in all material respects of Purchaser's representations and warranties contained in Section 4.4 hereof, with such modifications thereto as may be appropriate in light of any change in circumstances since the Effective Date;

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      (f) Notice of Sale to Tenants. The Tenant Notices of Sale, executed by
Purchaser, as contemplated in Section 5.1(r) hereof;

      (g) Notices of Sale to Service Contractors and Leasing Agents. The Other Notices of Sale to service providers and leasing agents, as contemplated in
Section 5.1(s) hereof;

      (h) Settlement Statement A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

      (i) Evidence of Authority. A copy of resolutions of the Board of Directors of Purchaser, certified by the Secretary or Assistant Secretary of Purchaser to be in force and unmodified as of the date and time of Closing, authorizing the purchase contemplated herein, the execution and delivery of the documents required hereunder, and designating the signatures of the persons who are to execute and deliver all such documents on behalf of Purchaser or if Purchaser is not a corporation, such documentation as Seller may reasonably require to establish that this Agreement, the transaction contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered; and

      (j) Other Documents. Such other documents as shall be reasonably requested by Seller's counsel to effectuate the purposes and intent of this Agreement.

      5.3. CLOSING COSTS. Seller shall pay the cost of the documentary stamps or transfer taxes imposed by the State of California and/or the County of San Francisco and/or the City of San Francisco upon the conveyance of the Property pursuant hereto; the attorneys' fees of Seller; one-half of any escrow closing fees; the costs of recording any documents or instruments required to cure and remove the Monetary Objections and any other exceptions to title which Seller agreed to cure; and all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Property pursuant hereto. Purchaser shall pay the cost of any owner's title insurance premium and title examination fees; the cost of the Survey; the Transfer Fee; except as provided above, all recording fees on all instruments to be recorded in connection with this transaction; the attorneys' fees of Purchaser; one-half of any escrow closing fees charged by the Title Company; and all other costs and expenses incurred by Purchaser in the performance of Purchaser's due diligence inspection of the Property and in closing and consummating the purchase and sale of the Property pursuant hereto.

      5.4. PRORATIONS AND CREDITS. The following items in this Section 5.4 shall be adjusted and prorated between Seller and Purchaser as of 11:59 P.M. on the day preceding the Closing, based upon the actual number of days in the applicable month or year:

      (a) Taxes. All general real estate taxes imposed by any governmental authority ("Taxes") for the year in which the Closing occurs shall be prorated between Seller and Purchaser as of the Closing. If the Closing occurs prior to the receipt by Seller of the tax bill for the calendar year or other applicable tax period in which the Closing occurs, Taxes shall be prorated for such calendar year or other applicable tax period based upon the prior year's (or such other applicable period's) tax bill.

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      (b) Reproration of Taxes. After receipt of final Taxes and other bills,
Purchaser shall prepare and present to Seller a calculation of the reproration of such Taxes and other items, based upon the actual amount of such items charged to or received by the parties for the year or other applicable fiscal period. The parties shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Seller of Purchaser's calculation and appropriate back-up information. Purchaser shall provide Seller with appropriate backup materials related to the calculation, and Seller may inspect Purchaser's books and records related to the Property to confirm the calculation. The provisions of this Section 5.4(b) shall survive the Closing for a period of three (3) years after the Closing Date.

      (c) Rents, Income and Other Expenses. Rents and any other amounts payable by tenants shall be prorated as of the Closing Date and be adjusted against the Purchase Price on the basis of a schedule which shall be prepared by Seller and delivered to Purchaser for Purchaser's review and approval at least three (3) Business Days prior to Closing. Purchaser shall receive at Closing a credit for Purchaser's pro rata share of the rents, additional rent, common area maintenance charges, tenant reimbursements and escalations, and all other payments payable for the month of Closing and for all other rents and other amounts that apply to periods from and after the Closing, but which are received by Seller prior to Closing. Purchaser agrees to pay to Seller, upon receipt, any rents or other payments by tenants under their respective Leases that apply to periods prior to Closing but are received by Purchaser after Closing; provided, however, that any delinquent rents or other payments by tenants shall be applied first to any reasonable third-party costs incurred by Purchaser in collecting any such rents or payments, and then to any current amounts owing by such tenants, then to delinquent rents in the order in which such rents are most recently past due, with the balance, if any, paid over to Seller to the extent of delinquencies existing at the time of Closing to which Seller is entitled; it being understood and agreed that Purchaser shall not be legally responsible to Seller for the collection of any rents or other charges payable with respect to the Leases or any portion thereof, which are delinquent or past due as of the Closing Date; but Purchaser agrees that Purchaser shall send monthly notices for a period of three (3) consecutive months in an effort to collect any rents and charges not collected as of the Closing Date. Any reimbursements payable by any tenant under the terms of any tenant lease affecting the Property as of the Closing Date, which reimbursements pertain to such tenant's pro rata share of increased operating expenses or common area maintenance costs incurred with respect to the Property at any time prior to the Closing, shall be prorated upon Purchaser's actual receipt of any such reimbursements, on the basis of the number of days of Seller and Purchaser's respective ownership of the Property during the period in respect of which such reimbursements are payable; and Purchaser agrees to pay to Seller Seller's pro rata portion of such reimbursements (after deducting any reasonable third-party costs incurred by Purchaser in collecting same) within thirty (30) days after Purchaser's receipt thereof. Conversely, if any tenant under any such Lease shall become entitled at any time after Closing to a refund of tenant reimbursements actually paid by such tenant prior to Closing, then, Seller shall, within thirty (30) days following Purchaser's demand therefor, pay to Purchaser an amount equal to Seller's pro rata share of such reimbursement refund obligations, said proration to be calculated on the same basis as hereinabove set forth. Notwithstanding the foregoing, however, after the date which is three (3) months after the Closing Date, Seller may attempt to collect sums due Seller for periods attributable to Seller's ownership of

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the Property directly from tenants, provided, however, in no event will Seller have the right to threaten or institute any legal proceeding to collect such sums, or threaten the termination or terminate any Lease, and Purchaser shall have no obligation to collect any such sums after Seller brings collection efforts with respect to such sums. The provisions of this Section 5.4(c) shall survive the Closing for a period of one (1) year after the Closing Date (provided that with respect only to adjustments or re-prorations related to any Taxes, such provisions shall survive the Closing for a period of three (3) years after the Closing Date).

      (d) Percentage Rents. Percentage rents, if any, collected by Purchaser from any tenant under such tenant's Lease for the percentage rent accounting period in which the Closing occurs shall be prorated between Seller and Purchaser as of the Closing Date, as, if, and when received by Purchaser, such that Seller's pro rata share shall be an amount equal to the total percentage rentals paid for such percentage rent accounting period under the applicable Lease multiplied by a fraction, the numerator of which shall be the number of days in such accounting period prior to Closing and the denominator of which shall be the total number of days in such accounting period; provided, however, that such proration shall be made only at such time as such tenant is current or, after application of a portion of such payment, will be current in the payment of all rental and other charges under such tenant's Lease that accrue and become due and payable from and after the Closing and Purchaser shall be entitled to deduct from Seller's portion thereof a prorata portion of any reasonable third-party costs incurred by Purchaser in collecting same. The provisions of this Section 5.4(d) shall survive the Closing for a period of one
(1) year after the Closing Date.

      (e) Tenant Inducement Costs. Set forth on EXHIBIT "M" attached hereto and made a part hereof is a list of tenants at the Property with respect to which Tenant Inducement Costs and/or leasing commissions have not been paid in full as of the Effective Date. The responsibility for the payment of such Tenant Inducement Costs and leasing commissions shall be allocated as between Seller and Purchaser as set forth on EXHIBIT "M". All of such Tenant Inducement Costs and leasing commissions set forth on EXHIBIT "M" become due and payable after the scheduled date for Closing under this Agreement. Accordingly, if said amounts which are the responsibility of Seller as set forth on EXHIBIT "M" have not been paid in full on or before the Closing Date, Purchaser shall assume such payment obligation at Closing, and Purchaser shall receive a credit against the Purchase Price in the aggregate amount of the said unpaid Tenant Inducement Costs and leasing commissions. Except as may be specifically provided to the contrary elsewhere in this Agreement, from and after the Closing, Purchaser shall be responsible for the payment of all Tenant Inducement Costs and leasing commissions which (i) become due and payable (whether before or after Closing) as a result of any renewals or extensions or expansions of existing Leases approved or deemed approved by Purchaser in accordance with Section 4.3(a) hereof between the Effective Date and the Closing Date or exercised by any tenant after the Effective Date pursuant to rights existing in the Leases which are in effect as of the Effective Date, (ii) are due and payable under any new Leases, approved or deemed approved by Purchaser in accordance with said Section 4.3(a), and (iii) are listed on EXHIBIT "M" attached hereto (provided Purchaser receives at Closing the credit described above for those which are designed "Seller's Responsibility" on said EXHIBIT "M"). The provisions of this Section 5.4(e) shall survive the Closing for the period of any applicable statute of limitations.

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      (f) Security Deposits. Purchaser shall receive at Closing a credit for all
Security Deposits (other than letters of credit to which Section 5.4(g) shall apply) transferred and assigned to Purchaser at Closing in connection with the Leases, together with a detailed inventory of such Security Deposits. Seller and Purchaser hereby agree and acknowledge that Purchaser is only assuming obligations under the Security Deposits to the extent Purchaser receives a credit therefor at Closing and that Seller shall remain solely liable and responsible for any claims made by tenants for any portion of the Security Deposits for which Purchaser did not receive such credit at Closing. The provisions of this Section 5.4(f) shall survive the Closing for the period of any applicable statute of limitations.

      (g) Letters of Credit. Seller shall deliver to Purchaser at Closing (i) all original letters of credit serving as tenant security deposits, and (ii) any document necessary for the assignment and transfer of each such letter of credit to Purchaser (or the amendment of such letter of credit to show Purchaser as the beneficiary or payee thereof) fully executed by Seller in accordance with the requirements of such letter of credit (and any related transfer documentation required thereby from Seller). Purchaser shall receive at Closing a credit in the amount of any assignment, amendment or transfer fee required for such assignment and transfer of each such letter of credit to Purchaser (or for any such amendment).

      (h) Operating Expenses. Personal property taxes, installment payments of special assessment liens, vault charges, sewer charges, utility charges, and normally prorated operating expenses (including, but not limited to, amounts payable to the Children's Council of San Francisco, the Transportation Management Association of San Francisco and the Central Employment Brokerage Association) actually paid or payable as of the Closing Date shall be prorated as of the Closing Date and adjusted against the Purchase Price, provided that within ninety (90) days after the Closing, Purchaser and Seller will make a further adjustment for such taxes, charges and expenses which may have accrued or been incurred prior to the Closing Date, but not collected or paid at that date. In addition, within one hundred twenty (120) days after the close of the fiscal year(s) used in calculating the pass-through to tenants of operating expenses and/or common area maintenance costs under the Leases (where such fiscal year(s) include(s) the Closing Date), Seller and Purchaser shall, upon the request of either, re-prorate on a fair and equitable basis in order to adjust for the effect of any credits or payments due to or from tenants for periods prior to the Closing Date. All prorations shall be made based on the number of calendar days in such year or month, as the case may be. The provisions of this Section 5.4(h) shall survive the Closing for a period of one
(1) year after the Closing Date (provided that with respect only to adjustments or re-prorations related to any Taxes, such provisions shall survive the Closing for a period of three (3) years after the Closing Date).

      (i) Lease Adjustments.

            (1) Seller shall be solely responsible for, and shall indemnify, defend and hold harmless Purchaser (its successors and assigns) from and against, any loss (including loss of income), cost or expense associated with any Proposition 13 buydown, payment, or adjustment payable to any tenant, or the amount of any tax increase which any tenant is not obligated to pay,

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under any of the Leases listed on EXHIBIT "M" attached hereto in connection with the sale of the Property to Purchaser (but not any subsequent sale of the Property by Purchaser or its assigns), to the extent such buydown, payment, adjustment or tax increase relates to the initial term of such tenant's Lease. Purchaser and Seller acknowledge and agree that Seller shall have the right to contest any claim made by any such tenant for any such buydown, payment or adjustment or the right to dispute whether any such tenant is obligated by its Lease to pay any such tax increase, and that Purchaser shall not settle or compromise any such claim or dispute without Seller's prior written consent thereto. Purchaser further agrees that promptly upon the request and at the direction of Seller, Purchaser will enter (whether as initiator or respondent) arbitration and/or litigation against any such tenant for the purpose of resolving any such claim or dispute, which arbitration and/or litigation shall be conducted as directed by Seller (and, if desired by Seller, with professionals selected by Seller) and at the sole cost and expense of Seller;
and Seller covenants and agrees to pay all costs and expenses of such arbitration and/or litigation and to indemnify and hold Purchaser harmless from and against all loss, cost, damage and expense resulting therefrom. Seller shall use its best efforts to resolve and settle any such claim made by any such tenant or any such dispute raised by Seller (and deliver to Purchaser reasonably satisfactory written evidence of such resolution and settlement) as soon as possible, and in all events within ninety (90) days after Seller receives (x) written notice of such claim from such tenant or Purchaser, or (y) written notice from Purchaser or such tenant that it believes such tenant's Lease does not obligate such tenant to pay all or a portion of such tax increase . In the event Seller fails to so resolve or settle such claim or dispute (and deliver such evidence to Purchaser, together with any payment due from Seller to Purchaser hereunder as a result of such settlement or resolution) within such 90-day period, Seller shall deposit into an escrow account, with an escrow agent and governed by an escrow agreement, in each case reasonably acceptable to Purchaser and Seller, (1) the amount of the buydown, adjustment, or payment claimed by such tenant, or (2) the amount of such tax increase which such tenant or Purchaser asserts such tenant is not obligated to pay under its Lease for the remainder of the initial term thereof. The amount deposited into such escrow shall be held in an interest bearing account (or other form of investment acceptable to Purchaser) with interest and other income derived therefrom to be paid to Seller. In the event such escrow is established as a result of any such claim by a tenant for a buydown, payment or adjustment, the amount deposited therein shall be released (x) to Seller upon Purchaser's and such escrow agent's receipt of reasonably satisfactory written evidence of the final resolution and settlement of all such claims by the applicable tenant and of the receipt by such tenant of all payments, buydowns or adjustments due to such tenant as a result of such settlement (and, if applicable, receipt by Purchaser of any payment due from Seller to Purchaser hereunder as a result of such settlement), or (y) to Purchaser in the event such evidence of resolution, settlement and payment is not received by Purchaser and such escrow agent within one hundred eighty (180) days after such escrow account is established, in which case Purchaser shall pay over to the tenant, to the extent sufficient sums are received by Purchaser from the escrow account therefor, the amount due to such Tenant under its Lease in settlement of such tenant's claims, and Purchaser shall retain the remainder. In the event such escrow is established as a result of Seller disputing any assertion by any such tenant or Purchaser that such tenant is not obligated to pay an amount of such tax increase under its Lease, the amount deposited therein shall be released (i) to Seller upon Purchaser's and such escrow agent's receipt of reasonably satisfactory written evidence of the final resolution and settlement of such dispute and receipt by Purchaser of an amount equal to the amount of such tax increase which such tenant is not obligated to pay, if any,

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under its Lease for the period from the Closing Date through end of the initial term of such Lease (discounted to present value as of the date of such receipt utilizing a discount rate of 8% per year), or (ii) to Purchaser in the event such evidence of resolution is not received by Purchaser and such escrow agent and any payment due from Seller to Purchaser hereunder is not received by Purchaser within one hundred eighty (180) days after such escrow account is established. Notwithstanding the foregoing, if prior to the expiration of the applicable 180 day period described above, Seller has requested Purchaser to initiate or respond to arbitration or litigation against such tenant, then such 180 day period shall be extended until the earlier of (a) 30 days after the rendering of a final decision in arbitration without the tenant having initiated litigation or Seller requesting Purchaser to initiate litigation, or (b) 15 days after final resolution of such litigation and the expiration of any applicable time period within which an appeal of such resolution is allowed by law, without any such appeal being filed. Purchaser agrees that Purchaser will keep the terms of this Section 5.4(i)(1) in strict confidence and not disclose such terms to any individual or entity except as required by law or in connection with any agency, administrative, regulatory or other similar filing, report or disclosure or as may be necessary in connection with any arbitration or litigation with any tenant under the Leases listed on EXHIBIT "M" hereto or to Purchaser's attorneys, lenders or investors.

            (2) In addition, Seller shall be solely responsible for, and shall indemnify, defend and hold harmless Purchaser (its successors and assigns) from and against, any loss (including loss of income), cost or expense which, during the initial term of the Leases listed on EXHIBIT "M" hereto, results from any adjustment to the base year amounts under any of the Leases listed on EXHIBIT "M" attached hereto claimed by the tenants thereunder pursuant to the provisions of such Leases as a result of the audit currently being conducted by Lease Analyst Group Limited for the benefit of the tenant Thelen, Reid & Priest LLP and as a result of any audit hereafter conducted by or for the benefit of the tenants Korn/Ferry International Futurestep, Inc. and C-Com Acquisition, Corp. if such audit results in claims by either of such tenants on the same grounds as any claims of Thelen, Reid & Priest LLP which caused an adjustment to the base year amounts of Thelen, Reid & Priest LLP. Purchaser and Seller acknowledge and agree that Seller shall have the right to contest any claim made by any such tenant for any such adjustment and that Purchaser shall not settle or compromise any such claim without Seller's prior written consent thereto. Purchaser further agrees that promptly upon the request and at the direction of Seller, Purchaser will enter (whether as initiator or respondent) arbitration and/or litigation against any such tenant for the purpose of resolving any such claim, which arbitration and/or litigation shall be conducted as directed by Seller (and, if desired by Seller, with professionals selected by Seller) and at the sole cost and expense of Seller; and Seller covenants and agrees to pay all costs and expenses of such arbitration and/or litigation and to indemnify and hold Purchaser harmless from and against all loss, cost, damage and expense resulting therefrom. To the extent any such claims are made, resolved and settled prior to Closing, Purchaser shall receive a credit at Closing in an amount equal to the loss of income attributable to all such adjustments (discounted to present value as of the Closing Date utilizing a discount rate of 8% per year). To the extent any such claims are not made prior to Closing, or are made but not resolved and settled prior to Closing, Seller shall use its best efforts to resolve and settle such claims as soon as possible, and in all events within ninety (90) days after Seller receives written notice thereof from any tenant or Purchaser. In the event Seller fails to so resolve and settle any such claim within such 90-day period, Seller shall immediately either (a)

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deposit into an escrow account with an escrow agent and governed by an escrow agreement, in each case reasonably acceptable to Purchaser and Seller, or (b) pay directly to Purchaser, an amount equal to the loss of income from and after the Closing Date through the initial term of the Lease attributable to the adjustment claimed by such tenant (discounted to present value as of the last day of such 90-day period utilizing a discount rate of 8% per year). Any amounts deposited into such escrow account shall be released (x) to Seller upon Purchaser's and such escrow agent's receipt of reasonably satisfactory written evidence of the final resolution and settlement of all such claims by the applicable tenant and Purchaser's receipt of payment of an amount equal to the loss of income from and after the Closing Date through the initial term of the Lease attributable to the adjustment made pursuant to such resolution and settlement (discounted to present value as of the date of such payment utilizing a discount rate of 8% per year), or (y) to Purchaser in the event such evidence of resolution and settlement is not received by Purchaser and such escrow agent and Purchaser has not received the payment described in clause (x) above within one hundred eighty (180) days after any such escrow account is established; provided, however, if, prior to the expiration of such 180 day period, Seller has requested Purchaser to initiate or respond to arbitration or litigation against such tenant, then such 180 day period shall be extended until the earlier of (1) 30 days after the rendering of a final decision in arbitration without the tenant having initiated litigation or Seller requesting Purchaser to initiate litigation, or (2) 15 days after final resolution of such litigation and the expiration of any applicable time period within which an appeal of such resolution is allowed by law, without any such appeal being filed. Purchaser agrees that Purchaser will keep the terms of this Section 5.4(i)(2) in strict confidence and not disclose such terms to any individual or entity except as required by law or in connection with any agency, administrative, regulatory or other similar filing, report or disclosure or as may be necessary in connection with any arbitration or litigation with any tenant under the Leases listed on EXHIBIT "M" hereto or to Purchaser's attorneys, lenders or investors.

            (3) The provisions of this Section 5.4(i) shall survive the Closing for a period of four (4) years after the Closing Date.

      (j) Insurance Policies. As of the Closing Date, Seller shall cancel any insurance policies related to the Property and the premiums therefor shall not be prorated.

      (k) Interest Under Loan; Deposits with Lender. All interest accrued under the Loan shall be prorated as of the Closing Date and adjusted against the Purchase Price. If, pursuant to the Loan, any escrow amounts, deposits or similar sums (and any accrued interest thereon) are held by or for the benefit of Lender, then Purchaser shall pay to Seller the amount of such sums so held and not returned to Seller in connection with Purchaser's assumption of the Loan.

                                   ARTICLE 6.
                              CONDITIONS TO CLOSING

      6.1. CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS. The obligations of Purchaser hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Purchaser in its sole discretion

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only by written notice, expressly waiving the applicable condition, delivered to
Seller at or prior to the Closing Date:

      (a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including, but not limited to Section 5.1 hereof;

      (b) Seller shall have performed, in all material respects, all covenants, agreements and undertakings of Seller contained in this Agreement;

      (c) All representations and warranties of Seller as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Seller's knowledge and without modification (by update or otherwise, as provided in Section 5.1(i) hereof); and

      (d) Tenant Estoppel Certificates executed by tenants occupying not less than eighty-five percent (85%) of the aggregate net rentable square footage under the Leases in effect in the Improvements located on the Property (including, without limitation, Tenant Estoppel Certificates executed by each of (i) Thelen Reid & Priest LLP, (ii) Nextant, Inc., (iii) Ziff Davis Media Inc., and (iv) at least three of the following Major Tenants: California Appellate Project, California Endowment, Interwoven and Wealth & Tax Advisors), with each such estoppel certificate (i) to be substantially in the form attached hereto as EXHIBIT "K" (or if the applicable Lease provides for a particular form of estoppel certificate to be given by the tenant thereunder or otherwise specifies the content thereof, the Tenant Estoppel Certificate may be in the form or with the content called for in the Lease provided Seller first uses reasonable efforts to obtain from such tenant a Tenant Estoppel Certificate in the form attached hereto as EXHIBIT "K"), (ii) to be dated no earlier than the Effective Date of this Agreement, (iii) to confirm the material terms of the applicable Lease, as contained in the copies of the Leases obtained by or delivered to Purchaser, and (iv) to confirm the absence of any material defaults under the applicable Lease. Any Tenant Estoppel Certificate shall be deemed unacceptable and shall not count towards satisfaction of the conditions set forth herein if such certificate reveals any adverse matters (e.g., defaults by landlord or tenant, rent, allowances, termination rights or other economic factors not consistent with the Leases delivered to Purchaser pursuant to Section 3.2(a)(iii)). Notwithstanding anything to the contrary contained herein, if any tenant deletes or modifies paragraph 14 in the form Tenant Estoppel Certificate attached hereto as EXHIBIT "K", such deletion or modification shall not cause Purchaser to reject or request additional revisions to such Tenant Estoppel Certificate. The delivery of said Tenant Estoppel Certificates shall be a condition of Purchaser's obligations at Closing, and the failure or inability of Seller to obtain and deliver said Tenant Estoppel Certificates shall not constitute a default by Seller under this Agreement. Notwithstanding anything to the contrary contained herein, in the event that Seller has been unable to obtain and deliver to Purchaser by Closing, Tenant Estoppel Certificates meeting the requirements set forth above, then, at the option of Seller, this condition to Closing may be satisfied by Seller's execution and delivery to Purchaser at Closing in favor of Purchaser, on behalf of any one or more tenants who are not Major Tenants which have failed to provide the

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required Tenant Estoppel Certificate an estoppel certificate substantially in the form attached hereto as SCHEDULE 10 ("Seller's Estoppel") (provided that Seller Estoppels cannot be delivered with respect to tenants occupying more than ten percent (10%) of the aggregate net rentable square footage of all of the Improvements; and provided that Seller's liability under any such Seller's Estoppel so executed and delivered by Seller to Purchaser at Closing shall cease and terminate upon the receipt by Purchaser after Closing of a duly executed Tenant Estoppel Certificate from the tenant under the applicable Lease covered in such Seller's Estoppel but only to the extent such Tenant Estoppel Certificate is not at variance with such Seller's Estoppel).

Seller hereby agrees to deliver to each of the tenants under the Leases Purchaser's (or its lender's) form of subordination, non-disturbance and attornment agreement provided that Seller will not delay the delivery of a Tenant Estoppel Certificate to each tenant under the Leases; and in no event shall the receipt of such subordination, non-disturbance or attornment agreements by Purchaser or its lender be a condition to Closing.

      (e) No order or injunction shall have been issued by any court or administrative agency which restricts or prohibits the transaction contemplated by this Agreement.

      (f)   Intentionally deleted.

      (g) No Major Tenant shall be in default under its Lease (beyond any applicable notice and grace period set forth therein) with respect to the payment of base or basic rental thereunder, and no Major Tenant (or any guarantor of any Major Tenant's Lease) shall have filed for bankruptcy, be subject to an involuntary bankruptcy proceeding, been adjudicated bankrupt or admitted in writing its inability to pay its debts as they become due or have had a receiver appointed for any of its assets.

In the event any of the conditions in this Section 6.1 have not been satisfied (or otherwise expressly waived in writing by Purchaser) prior to or on the Closing Date (as same may be extended or postponed as provided in this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Seller given prior to the Closing, whereupon (i) Escrow Agent shall return the Earnest Money to Purchaser; and (ii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement.

      6.2. CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS. The obligations of Seller hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Seller in its sole discretion by written notice to Purchaser at or prior to the Closing Date:

      (a) Purchaser shall have paid and Seller shall have received the Purchase Price, as adjusted pursuant to the terms and conditions of this Agreement, which Purchase Price shall be payable in the amount and in the manner provided for in this Agreement;

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      (b)   Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including, but not limited to Section 5.2 hereof;

      (c) Purchaser shall have performed, in all material respects, all covenants, agreements and undertakings of Purchaser contained in this Agreement; and

      (d) All representations and warranties of Purchaser as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Purchaser's knowledge and without modification (by update or otherwise, as provided in Section 5.2(e) hereof).

                                   ARTICLE 7.
                            CASUALTY AND CONDEMNATION

      7.1. CASUALTY. Risk of loss up to and including the Closing Date shall be borne by Seller. In the event of any immaterial damage or destruction to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement, and Purchaser will receive (and Seller will assign to Purchaser at the Closing Seller's rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies and for any proceeds previously paid to Seller and not applied to the costs of restoration. Seller shall cooperate with Purchaser after the Closing to assist Purchaser in obtaining the insurance proceeds from Seller's insurers. For purposes of this Agreement, the term "immaterial damage or destruction" shall mean such instances of damage or destruction: (i) which can be repaired or restored at a cost of $1,000,000.00 or less; (ii) which can be restored and repaired within one hundred twenty (120) days from the date of such damage or destruction; (iii) which are not so extensive as to allow any Major Tenant to terminate its Lease on account of such damage or destruction; and (iv) in which Seller's rights under its casualty and rent loss insurance policy covering the Property are fully assignable to Purchaser and such rent loss policy (and the coverage and proceeds assigned to Purchaser thereunder) will continue pending restoration and repair of the damage or destruction and will be sufficient to replace all income lost as a result of such damage or destruction.

      In the event of any material damage or destruction to the Property or any portion thereof, Purchaser may, at its option, by notice to Seller given within the earlier of twenty (20) days after Purchaser is notified by Seller in writing of such damage or destruction, or the Closing Date, but in no event less than ten (10) days after Purchaser is notified by Seller of such damage or destruction (and if necessary the Closing Date shall be extended to give Purchaser the full 10-day period to make such election): (i) terminate this Agreement, whereupon Escrow Agent shall immediately return the Earnest Money to Purchaser, or (ii) proceed to close under this Agreement, receive (and Seller will assign to Purchaser at the Closing Seller's rights under

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insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to the period on or after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies and for any proceeds previously paid to Seller and not applied to the costs of restoration. If Purchaser fails to deliver to Seller notice of its election within the period set forth above, Purchaser will conclusively be deemed to have elected to terminate and receive a refund of the Earnest Money as provided in clause (i) of the preceding sentence. If Purchaser elects clause (ii) above, Seller will cooperate with Purchaser after the Closing to assist Purchaser in obtaining the insurance proceeds from Seller's insurers. For purposes of this Agreement "material damage or destruction" shall mean all instances of damage or destruction that are not immaterial, as defined herein.

      Notwithstanding anything to the contrary contained in this Agreement, to the extent any damage or destruction to the Property is not covered by insurance or the proceeds which are anticipated to be paid under the applicable insurance policies will be insufficient to fully repair all such damage or destruction and to fully replace all rent and other income to be lost during such repair ("Underinsured Casualty"), Purchaser may terminate this Agreement by delivering written notice to Seller on or prior to the earlier of twenty (20) days after Purchaser is notified by Seller in writing of such Underinsured Casualty, or the Closing Date, but in no event less than ten (10) days after Purchaser is notified by Seller of such damage or destruction (and if necessary the Closing Date shall be extended to give Purchaser the full 10-day period to make such decision), unless within the applicable time period Seller (without having obligation to do so) agrees to (a) repair such damage or destruction in full before the Closing, or (b) provide Purchaser with a credit at Closing equal to the amount reasonably estimated by Purchaser and Seller to be necessary for the repair of the damage and replacement of such lost rent and other income caused by any such Underinsured Casualty. Upon any termination by Purchaser under this
Section 7.1, Purchaser shall be entitled to the immediate return of the Earnest Money.

      7.2. CONDEMNATION. If, prior to the Closing, all or any part of the Property is subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received written notice that any condemnation action or proceeding with respect to the Property is contemplated by a body having the power of eminent domain, Seller shall give Purchaser immediate written notice of such threatened or contemplated condemnation or of such taking or sale, and Purchaser may by written notice to Seller given within thirty (30) days after the receipt of such notice from Seller, elect to cancel this Agreement. If Purchaser chooses to cancel this Agreement in accordance with this
Section 7.2, then the Earnest Money shall be returned immediately to Purchaser by Escrow Agent and the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. If Purchaser does not elect to cancel this Agreement in accordance herewith, this Agreement shall remain in full force and effect and the sale of the Property contemplated by this Agreement, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at

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the Closing, Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of Seller in and to any awards applicable to the Property that have been or that may thereafter be made for such taking and shall provide Purchaser with a credit at Closing in an amount equal to any such awards previously paid to Seller. At such time as all or a part of the Property is subjected to a bona fide threat of condemnation and Purchaser shall not have elected to terminate this Agreement as provided in this Section 7.2, and provided that the Inspection Period has expired and Purchaser has delivered the Additional Earnest Money to Escrow Agent, (i) Purchaser shall thereafter be permitted to participate in the proceedings as if Purchaser were a party to the action, and (ii) Seller shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining Purchaser's prior written consent thereto in each case.

      7.3. SURVIVAL. The provisions of this Article 7 shall survive the Closing until the expiration of any applicable statute of limitations.

                                   ARTICLE 8.
                              DEFAULT AND REMEDIES

      8.1. PURCHASER'S DEFAULT. If Purchaser fails to consummate this transaction in accordance with this Agreement for any reason other than Seller's default, failure of a condition to Purchaser's obligation to close, or the exercise by Purchaser of an express right of termination granted herein, Seller shall be entitled, as its sole remedy hereunder, to terminate this Agreement and to receive and retain the Earnest Money as full liquidated damages for such default of Purchaser, the parties hereto acknowledging that it is impossible to estimate more precisely the damages which might be suffered by Seller upon Purchaser's default, and that said Earnest Money is a reasonable estimate of Seller's probable loss in the event of default by Purchaser. Seller's retention of said Earnest Money is intended not as a penalty, but as full liquidated damages. The right to retain the Earnest Money as full liquidated damages is Seller's sole and exclusive remedy in the event of default hereunder by Purchaser, and Seller hereby waives and releases any right to (and hereby covenants that it shall not) sue the Purchaser: (a) for specific performance of this Agreement, or (b) to recover actual damages in excess of the Earnest Money. The foregoing liquidated damages provision shall not apply to or limit Purchaser's liability for Purchaser's obligations under Sections 3.1(c), 3.7 and
10.1 of this Agreement or for Purchaser's obligation to pay to Seller all attorney's fees and costs of Seller to enforce the provisions of this Section
8.1. In the event of any such default by Purchaser, Purchaser hereby waives and releases any right to (and hereby covenants that it shall not) sue Seller or seek or claim a refund of said Earnest Money (or any part thereof) on the grounds it is unreasonable in amount and exceeds Seller's actual damages or that its retention by Seller constitutes a penalty and not agreed upon and reasonable liquidated damages.

      8.2. SELLER'S DEFAULT. If Seller fails to perform any of its obligations under this Agreement for any reason other than Purchaser's default or the permitted termination of this Agreement by Seller or Purchaser (other than in connection with a Seller default) as expressly provided herein, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of

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the Earnest Money from Escrow Agent, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder; provided, however, if recovery from the remedy of specific performance is not reasonably possible, Purchaser shall recover from Seller all of Purchaser's out-of-pocket costs and expenses actually incurred to independent, unrelated third parties in connection with the negotiation and delivery of this Agreement, all due diligence performed by or on behalf of Purchaser in connection with the Property and all costs incurred in connection with obtaining financing for the Property (such costs and expenses to be evidenced by invoices, receipts, cancelled checks or other reasonable evidence) up to but in no event in excess of $300,000.00, or (b) to enforce specific performance of Seller's obligation to execute and deliver the documents required to convey the Property to Purchaser in accordance with this Agreement; it being specifically understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Except as provided in clause (a) above, Purchaser expressly waives its rights to seek damages in the event of Seller's default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and to receive a return of the Earnest Money from Escrow Agent if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before ninety (90) days following the date upon which the Closing was to have occurred. This Section 8.2 shall survive any termination of this Agreement.

                                   ARTICLE 9.
                                   ASSIGNMENT

      9.1. ASSIGNMENT. Subject to the next following sentence, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other. Notwithstanding the foregoing to the contrary, this Agreement and Purchaser's rights hereunder may be transferred and assigned to any entity or entities which are Affiliates of Purchaser or Hines. Any assignee or transferee under any such assignment or transfer by Purchaser as to which Seller's written consent has been given or as to which Seller's consent is not required hereunder shall expressly assume all of Purchaser's duties, liabilities and obligations under this Agreement by written instrument delivered to Seller as a condition to the effectiveness of such assignment or transfer. No assignment or transfer shall relieve the original Purchaser of any duties or obligations hereunder, and the written assignment and assumption instrument shall expressly so provide. For purposes of this Section 9.1, the term "Affiliate" means any person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Purchaser or Hines, as the case may be. For the purposes of this Section 9.1, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have the meanings correlative to the foregoing. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

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                                   ARTICLE 10.
                              BROKERAGE COMMISSIONS

      10.1. BROKER. Upon the Closing, and only in the event the Closing occurs, Seller shall pay a brokerage commission to CB Richard Ellis, Inc. ("Broker") pursuant to a separate agreement between Seller and Broker. Broker is representing Seller in this transaction. Broker has joined in the execution of this Agreement for the purpose of acknowledging and agreeing that no real estate commission shall be earned by it or due it if the transaction contemplated herein does not close for any reason whatsoever. Broker acknowledges and agrees that it shall look solely to Seller, and not to Purchaser, for the payment of such commission, and Broker hereby waives and releases any present or future claims against Purchaser for the payment of such commission. In addition, Broker (upon receipt of its brokerage commission) agrees to execute and deliver to Seller and Purchaser at the Closing a release and waiver of any claim Broker may have against Purchaser or the Property. Broker shall and does hereby indemnify and hold Purchaser and Seller harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Purchaser or Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Property contemplated hereby, and arising out of any acts or agreements of Broker. Seller shall and does hereby indemnify and hold Purchaser harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Purchaser shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Property contemplated hereby, and arising out of any acts or agreements of Seller, including any claim asserted by Broker. Likewise, Purchaser shall and does hereby indemnify and hold Seller free and harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys' fees actually incurred and costs of litigation, Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with respect to this Agreement or the sale and purchase of the Property contemplated hereby and arising out of the acts or agreements of Purchaser other than any such claim asserted by Broker. This Section 10.1 shall survive the Closing until the expiration of any applicable statute of limitations and shall survive any earlier termination of this Agreement.

                                   ARTICLE 11.
                                 INDEMNIFICATION

      11.1. INDEMNIFICATION BY SELLER. Following the Closing and subject to Sections 11.3 and 11.4, Seller shall indemnify and hold Purchaser, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "Purchaser Related Entities") harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses ("Losses"),

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arising out of, or in any way relating to, (a) any breach of any representation or warranty of Seller contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Seller contained in this Agreement which survives the Closing or in any Closing Document.

      11.2. INDEMNIFICATION BY PURCHASER. Following the Closing and subject to Sections 11.3 and 11.4, Purchaser shall indemnify and hold Seller, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, "Seller Related Entities") harmless from any and all Losses arising out of, or in any way relating to, (a) any breach of any representation or warranty by Purchaser contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Purchaser contained in this Agreement which survives the Closing or in any Closing Documents.

      11.3. LIMITATIONS ON INDEMNIFICATION. Notwithstanding the foregoing provisions of Section 11.1, (a) Seller shall not be required to indemnify Purchaser or any Purchaser Related Entities under this Agreement unless the aggregate of all amounts for which an indemnity would otherwise be payable by Seller under Section 11.1 above exceeds the Basket Limitation and, in such event Seller shall be responsible for only the amount in excess of the Basket Limitation, (b) in no event shall the liability of Seller with respect to the indemnification provided for in Section 11.1 above exceed in the aggregate the Cap Limitation, (c) if prior to the Closing, Purchaser obtains actual knowledge of any inaccuracy or breach of any representation or warranty of Seller contained in this Agreement (a "Purchaser Waived Breach") and nonetheless proceeds with and consummates the Closing, then Purchaser and any Purchaser Related Entities shall be deemed to have waived and forever renounced any right to assert a claim for indemnification under this Article 11 for, or any other claim or cause of action under this Agreement, at law or in equity on account of any such Purchaser Waived Breach, and (d) notwithstanding anything herein to the contrary, the Basket Limitation and the Cap Limitation shall not apply with respect to Losses suffered or incurred as a result of breaches of any covenant or agreement of Seller set forth in Section 5.3, Section 5.4, or Section 10.1 of this Agreement or with respect to any obligation of Seller under Article 7 to assign and deliver proceeds or awards to Purchaser, to provide Purchaser with credits at Closing, or to make repairs to the extent required under said Article 7.

      11.4. SURVIVAL. The representations, warranties and covenants contained in this Agreement and the Closing Documents shall survive for a period of 365 days after the Closing unless a longer or shorter survival period is expressly provided for in this Agreement.

      11.5. INDEMNIFICATION AS SOLE REMEDY. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any representation, warranty, covenant or other provision of this Agreement or any Closing Document which survives the Closing shall be the indemnifications provided for under Section 3.1(c), Section 10.1, and this Article 11.

      11.6. PARENT GUARANTY. At Closing, Seller shall cause Parent to deliver a guaranty (the "Parent Guaranty") to Purchaser in the form attached hereto as
SCHEDULE 11.

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                                   ARTICLE 12.
                                  MISCELLANEOUS

      12.1. NOTICES. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand, facsimile transmission, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses or facsimile numbers set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

      PURCHASER:              Hines-Sumisei US Core Office Properties, LP
                              c/o Hines Interests Limited Partnership
                              2800 Post Oak Boulevard, Suite 5000
                              Houston, Texas 77056-6118
                              Attention: Charles M. Baughn
                              Fax No.: (713) 966-2636

      with a copy to:         Hines-Sumisei US Core Office Properties, LP
                              c/o Hines Interests Limited Partnership
                              2800 Post Oak Boulevard, Suite 5000
                              Houston, Texas 77056-6118
                              Attention: Charles N. Hazen
                              Fax No.: (713) 966-7851

      and with a copy to:     Hines Interests Limited Partnership
                              101 California Street, Suite 1000
                              San Francisco, California 94111
                              Attention: George H. Clever, III
                              Facsimile: (415) 398-1442

      and with a copy to:     Baker Botts L.L.P.
                              2001 Ross Avenue
                              Dallas, Texas 75201-2980
                              Attention: Joel M. Overton, Jr.
                              Facsimile: (214) 661-4938

      SELLER:                 Cousins/Myers Second Street Partners, L.L.C.
                              c/o Cousins Properties Incorporated
                              2500 Windy Ridge Parkway
                              Suite 1600
                              Atlanta, Georgia 30339-5683
                              Attention: Corporate Secretary
                              Facsimile: (770) 857-2360

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      with a copy to:         Myers Development Company
                              101 Second Street
                              Suite 555
                              San Francisco, California 94105
                              Attention: Mr. Jack E. Myers
                              Facsimile: (415) 777-3331

      with a copy to:         Troutman Sanders LLP
                              Suite 5200
                              600 Peachtree Street, N.E.
                              Atlanta, Georgia 30308-2216
                              Attn: James W. Addison
                              Facsimile: (404) 962-6500

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) business day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile transmission shall be deemed effectively given or received on the day of transmission (unless such day is not a Business Day, in which case such notice shall be deemed given on the first Business Day after the day of transmission) of such notice provided the sender receives electronic confirmation of successful transmission from the sender's facsimile machine.

      12.2. POSSESSION. Full and exclusive possession of the Property, subject to the Permitted Exceptions and the rights of the tenants under the Leases, shall be delivered by Seller to Purchaser on the Closing Date.

      12.3. TIME PERIODS. If the time period by which any right, option, or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.

      12.4. PUBLICITY. The parties agree that, prior to Closing, no party shall, with respect to this Agreement and the transactions contemplated hereby, make any public announcements or issue press releases regarding this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other party hereto, except as may be required by law or as may be permitted by Section 3.7 of this Agreement. No party shall record this Agreement or any notice hereof.

      12.5. INTENTIONALLY DELETED.

      12.6. SEVERABILITY. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for

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any reason and to any extent be invalid or unenforceable, the remainder of this
Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

      12.7. CONSTRUCTION. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by counsel for one of the parties, it being mutually acknowledged and agreed that Seller and Purchaser and their respective counsel have contributed substantially and materially to the preparation and negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

      12.8. SALE NOTIFICATION LETTERS. Promptly following the Closing, Purchaser shall deliver the Tenant Notices of Sale to each of the respective tenants under the Leases and the Other Notices of Sale to each service provider and leasing agent, the obligations under whose respective Service Contracts and Commission Agreements Purchaser has assumed at Closing. The provisions of this Section 12.8 shall survive the Closing.

      12.9. ACCESS TO RECORDS FOLLOWING CLOSING. Purchaser agrees that for a period of one (1) year following the Closing, Seller shall have the right during regular business hours, on five (5) days' written notice to Purchaser, to examine and review at Purchaser's office (or, at Purchaser's election, at the Property), the books and records relating to the ownership and operation of the Property which were delivered by Seller to Purchaser at the Closing. Likewise, Seller agrees that for a period of one (1) year following the Closing, Purchaser shall have the right during regular business hours, on five (5) days' written notice to Seller, to examine and review at Seller's office, all books, records and files, if any, retained by Seller relating to the ownership and operation of the Property by Seller prior to the Closing. The provisions of this Section 12.9 shall survive the Closing for a period of one (1) year after the Closing Date.

      12.10. COOPERATION WITH PURCHASER'S AUDITORS AND SEC FILING REQUIREMENTS. Seller shall provide to Purchaser (at Purchaser's expense) copies of, or shall provide Purchaser access to, such factual information as may be reasonably requested by Purchaser, and in the possession or control of Seller, or its property manager or accountants, to enable Purchaser's auditor (Deloitte & Touche LLP or any successor auditor selected by Purchaser) to conduct an audit of the financial statements of the Property for the year to date of the year in which the Closing occurs plus up to the three (3) prior calendar years. Purchaser will be responsible for all out-of-pocket costs and expenses associated with this audit. Seller shall cooperate with Purchaser's auditor in the conduct of such audit and will provide a reliance letter reasonably acceptable to Seller. Purchaser shall promptly reimburse Seller for all costs and expenses incurred by Seller in fulfilling Seller's obligations under this
Section 12.10. The provisions of this Section 12.10 shall survive Closing.

      12.11. SUBMISSION TO JURISDICTION. Each of Purchaser and Seller irrevocably submits to the jurisdiction of (a) the Superior Court of San Francisco County, California located in San Francisco, California, and (b) the United States District Court for the Northern District of

1347429.9
101 Second Street, San Francisco, California
Purchase and Sale Agreement

California for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of Purchaser and Seller further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in California with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of Purchaser and Seller irrevocably and unconditionally waives trial by jury and irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Superior Court of San Francisco County, California located in San Francisco, California, and (b) the United States District Court for the Northern District of California, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

      12.12. GENERAL PROVISIONS. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein or in the documents delivered at Closing shall be of any force or effect. Any amendment to this Agreement shall not be binding upon Seller or Purchaser unless such amendment is in writing and executed by both Seller and Purchaser. Subject to the provisions of Section 9.1 hereof, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Time is of the essence in this Agreement. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. This Agreement shall be construed and interpreted under the laws of the State of California. Except as otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.

      12.13. ATTORNEY'S FEES. If Purchaser or Seller brings an action at law or equity against the other in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover court costs and reasonable attorney's fees actually incurred from the other. This Section 12.13 shall surviving Closing and any earlier termination of this Agreement.

      12.14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile, and the signature page of either party to any counterpart may be appended to any other counterpart.

1347429.9
101 Second Street, San Francisco, California
Purchase and Sale Agreement

      12.15. EFFECTIVE AGREEMENT. The submission of this Agreement for examination is not intended to nor shall constitute an offer to sell, or a reservation of, or option or proposal of any kind for the purchase of the Property. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart of this Agreement has been executed and delivered by each party hereto.

      12.16. OTHER AGREEMENT. Purchaser and Seller hereby agree that (i) a default under the Other Agreement by Purchaser shall constitute a default by Purchaser under the terms and provisions of this Agreement and (ii) a default under the Other Agreement by Other Seller shall constitute a default by Seller under the terms and provisions of this Agreement.

                         [Signatures begin on next page]

1347429.9
101 Second Street, San Francisco, California
Purchase and Sale Agreement

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.

                              SELLER:

                              COUSINS/MYERS SECOND STREET
                              PARTNERS, L.L.C.,
                              a Delaware limited liability company

                              By: Cousins Properties Incorporated,
                                  a Georgia corporation, its managing member

Date of Execution:                By: /s/ JACK A. LAHUE
                                     --------------------------
                                  Name: JACK A. LAHUE
August 20, 2004                   Title: Senior Vice President

                              PURCHASER:

                              HINES-SUMISEI US CORE OFFICE
                              PROPERTIES, LP,
                              a Delaware limited partnership

                              By: Hines-Sumisei U.S. Core Office Trust,
                                  a Maryland real estate investment trust,
                                  its general partner

Date of Execution:                By: /s/ EDMUND DONALDSON
                                     --------------------------
                                  Name: EDMUND DONALDSON
August 20, 2004                   Title: Vice President

      IN WITNESS WHEREOF, the undersigned Broker has joined in the execution and delivery hereof solely for the purpose of evidencing its rights and obligations under the provisions of Section 10.1 hereof.

                              BROKER:

                              CB RICHARD ELLIS, INC.

Date of Execution:            By: /s/ STEVE HERMAN
                                 ------------------------------
                              Name: STEVE HERMAN
August 20, 2004               Title: Senior Vice President

1347429.9
101 Second Street, San Francisco, California
Purchase and Sale Agreement

      Cousins Properties Incorporated joins in the execution of this Agreement for the purpose of agreeing to the provisions of Section 11.6 above.

                              COUSINS PROPERTIES INCORPORATED,
                              a Georgia corporation

                              By: /s/ JACK A. LAHUE
                                 ------------------------------
                              Name: JACK A. LAHUE
                              Its: Senior Vice President

                                              (CORPORATE SEAL)

1347429.9
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                   EXHIBIT "A"

                               DESCRIPTION OF LAND

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS   DAY OF, 19  , BY AND BETWEEN

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                    EXHIBIT A

                                LEGAL DESCRIPTION

LOT 89, AS SHOWN ON THE MAP ENTITLED, PARCEL MAP OF A PORTION OF 100 VARA BLOCK NO. 347 ALSO BEING A PORTION OF ASSESSOR'S BLOCK ON. 3721. SAN FRANCISCO, CALIFORNIA, WHICH MAP WAS RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, ON JANUARY 17, 1991, IN BOOK 40 OF PARCEL MAPS, AT PAGE 103, SERIES NO. E849361, OFFICIAL RECORDS.

ASSESSOR'S LOT 89; BLOCK 3721

                                   EXHIBIT "B"

                            LIST OF PERSONAL PROPERTY

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS   DAY OF, 19  , BY AND BETWEEN

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                   Inventory

101 Second Street Management Office, page 1 of 2

                                            QUANTITY  EQUIP. MANUF.     SERIAL #          INVENTORY #
                                            --------  -------------     --------          -----------
5 drawer storage/file cabinets                 6                                        101-114 to 101-119
Coat rack                                      1                                        101-120
Pioneer CD player                              1                                        101-121
Alpha CFR 600                                  1                                        101-122
Mitel phone box                                1                                        101-123
Modem                                          1                                        101-124
Brother typewriter                             1                                        101-125
Library style step stool                       1                                        101-126
Bissel spot lifter                             1                                        101-127
Typerwriter cart                               1                                        101-128
Key box                                        1                                        101-129
Lost & found items                           misc.                                      101-131
Carrier Access Battery Units                   1
Nextel Cellular Phone                          1      i530           (415)716-9632      101-236
Nextel Cellular Phone                          1      i58sST         (415)716-7356      101-237
Nextel Cellular Phone                          1      i530           (415)716-6169      101-238
Nextel Cellular Phone                          1      i90C           (415)716-7461      101-239
Nextel Cellular Phone                          1      i530           (415)716-9436      101-240
Nextel Cellular Phone                          1      i730           (415)716-9625      101-241
Nextel Cellular Phone                          1      i730           (415)716-8978      101-242

                RECEPTION                   QUANTITY   EQUIP. MANUF.      SERIAL #          INVENTORY #
                ---------                   --------   -------------      --------          -----------
Reception desk                                 1                                        101-132
Cart on wheels                                 1                                        101-133
Compaq CPU                                     1                       6X31-KN9Z60KS    101-134
15" Monitor, flat-screen                       1                                        101-135
Mitel 4150 Superset PKM 48                     2                                        101-136,101-137
Black desk chair                               1                                        101-138
Foot stool                                     1                                        101-139
Black Metal File Drawer w/Chair pad            1                                        101-141
White reception chairs                         2                                        101-143,101-144
Coffee table, round                            1                                        101-145
Framed photos(Pinnacle/101/Wildwood)           3                                        101-146 to 101-148
Motorola Base Unit                             1                                        101-149
Fire extinguisher                              1                                        101-151
Model, 101 Second Street                       1                                        101-188
Credenza, wood, 4 doors                        1                                        101-187
Cousins "Logo Sign" Glass Art                  1

            KITCHEN/COPY ROOM               QUANTITY   EQUIP. MANUF.      SERIAL #          INVENTORY #
            -----------------               --------   -------------      --------          -----------
Spacemaker II Microwave                        1                                        101-152
ASKO Dishwasher                                1                                        101-153
Mitel Phone                                    1                                        101-154
Koffee King (Associated Services loaner)       1                                        101-155
GE Refrigerator                                1             GE                         101-156
U Line Ice Maker                               1           U Line                       101-157
Black plastic chairs                           3                                        101-158 to 101-160
Black plastic table                            1                                        101-161
Fellows power shredder P555CL                  1          Fellows                       101-162
PBCC Postage Meter Scale                       1            PBCC                        101-163
PBCC Postage by phone meter                    1            PBCC                        101-164
Boston pencil sharpner                         1           Boston                       101-165
KAR First Aid kit                              1                                        101-166
PBCC metal storage bin                         1            PBCC                        101-167
PBCC Copier                                    1       PBCC/Imagistics    3110802       101-168
HP 4500N Color Printer                         1             HP          JPFCC08347     101-169

                                    Inventory

Brother IntelliFax Machine                   1          Brother                        101-170
Sharp EL 1701C Calculator                    1                                         101-150
Acco Hole punch- electric                    1            Acco              535        101-171
GBC Docuseal 125 Laminator                   1                            LEM6604      101-172
Brother P-Touch labelmaker                   1                        U52592-L1J29924  101-173
Optimus Digital alarm/radio (battery)        1                                         101-174

                                   Inventory

          CONFERENCE ROOM &
      OFFICE "C", MELODY HANHAN          QUANTITY    EQUIP. MANUF.        SERIAL #            INVENTORY #
      -------------------------          --------    -------------        --------            -----------
Leather chairs                               8                                            101-175 to 101-182
Conference table                             1                                            101-184
5 shelf bookcase                             1                                            101-208
Guest chairs                                 2                                            101-209, 101-210
Desk                                         1                                            101-211
Wood file cabinet, 2 drawer                  1                                            101-213
Compaq laptop                                1                                            101-230
Monitor, 17" flat screen                     1                                            101-231
Blackberry                                   1         Cingular                           101-232
Framed Photos(BofA Plaza)                    2                                            101-189, 101-190
Mitel phones                                 1                                            101-192, 101-221
IBM Thinkpad laptop                          1                                            101-235
Blackberry                                   1                                            101-234

        OFFICE "A", MIKE MEYER           QUANTITY    EQUIP. MANUF.        SERIAL #            INVENTORY #
        ----------------------           --------    -------------        --------            -----------
5 shelf bookcases                            2                                            101-193 & 101-194
Guest chairs                                 2                                            101-195, 101-196
Desk                                         1                                            101-197
Wood file cabinet, 2 drawer lateral
style                                        1                                            101-198
Mitel phone                                  1                                            101-199
Desk chair                                   1                                            101-200
HP Compaq CPU                                1                                            101-201
Wood file cabinet, small, 3 drawer           1                                            101-202
NEC 16" Monitor                              1           AS75F            0X01050YA       101-203
Logitech mouse                               1                                            101-204
IBM Keyboard                                 1                                            101-205
Blackberry                                   1                                            101-233

       OFFICE "B", CATHY LI              QUANTITY    EQUIP. MANUF.        SERIAL #       INVENTORY #
       --------------------              --------    -------------        --------       -----------
Petty cash box (101's petty cash)            1                                            101-130
Extra chair                                  1                                            101-183
Desk chair                                   1                                            101-212
Black Metal 2 door cabinet                   1                                            101-223
Black Metal 2 Drawer cabinet                 1                                            101-224
Black Metal workstation w/ woodtop           1                                            101-225
Black guest chair                            1                                            101-226
Round table w/ wheels                        1                                            101-227
Light wood square table                      1                                            101-228
NEC 16" monitor                              1           AS75F          1Y51608YJ         101-214
Compaq CPU EVO                               1                       6X1C-JYFZ-J0MD       101-215
Microsoft split keyboard                     1                                            101-216
Compaq mouse                                 1                                            101-217
Mitel phone                                  1                                            101-218
Petty cash box(55's petty cash)              1                                            101-219
Canon PowerShot digital camera               1          PS1025          A22305581         101-220
Fujifilm FinePix Digital Camera              1                          33A15421          101-222
Motorola radio charger                       1                                            101-206
Motorola radio                               1                                            101-207
Foot stool                                   1                                            101-140
Black Metal File Drawer w/ Chair pad         1                                            101-229

   FLOOR 5-VACANT STORAGE SPACE          QUANTITY     EQUIP. MANUF.       SERIAL #       INVENTORY #
   ----------------------------          --------     -------------       --------       -----------
TV Cart                                      1                                            101-185
21" TV/VCR Combo                             1                                            101-186
101 Second Street Equip. Manuf.              1                                            101-188
Easel                                        1                                            101-191

101 SECOND STREET

ENGINEERING OFFICE                      QUANTITY      MODEL          SERIAL/TAG NUMBER
------------------                      --------      -----          -----------------
Lighting Computer- Dell Optiplex G1         1                               6L3E3
Eng. Computer- Compaq EVO                   1                           6X1CJYFZ-J0LF
15" Monitor NEC                             1
HP Laserjet printer 1200 Series             1
Elevator Mgmt- Compaq Desk Pro              1                           6925CL920473
13" Monitor                                 1

SECURITY CONSOLE                        QUANTITY      MODEL          SERIAL/TAG NUMBER
----------------                        --------      -----          -----------------
Elevator Mgmt- Compaq Desk Pro             1                          6925CL922188
13" Monitor                                1
ETC Node (workstation) Central Computer    1
15" Monitor                                1

SECURITY OFFICE                         QUANTITY      MODEL          SERIAL/TAG NUMBER
---------------                         --------      -----          -----------------
ETC Server HIQ personal comp                1                              73144
15" Monitor                                 1
HP Deskjet 810C printer                     1

26TH FLOOR CHIEF ENGINEERS OFFICE       QUANTITY      MODEL          SERIAL/TAG NUMBER
---------------------------------       --------      -----          -----------------
Compaq EVO                                  1                         6X1C-JYF2-H1DZ
Pat's computer                              1
15" monitor                                 1
HP Laserjet 1200 series printer             1

OTHER                                   QUANTITY      MODEL          SERIAL/TAG NUMBER
-----                                   --------      -----          -----------------
Yamas Laptop                                1
Hujitsu LifeBook                            1                           88824375
B.A.S. (Yamas & Signal)                     1
Dell Dimension V400                         1                             363JL
15" Monitor                                 1
HP Deskjet 710C printer                     1

                            101 Engineering Inventory
                                 (as Of 4/13/04)

                                                                                                                    IDENTIFICATION
LOCATION   EQUIPMENT TYPE    EQUIP. MANUF.      EQUIPMENT DESCRIPTION                     QUANTITY  MODEL NUMBER      NUMBER(S/N)
--------   --------------    -------------      ---------------------                     --------  ------------      -----------
Base     Computer          Compaq               Windows 2000 Professional 1-2 CPU            1     Evo              6X1C-JYFZ-JOLF
Base     Computer          Compaq               DeskPro (celeron processor) CPU              1                      6925 CL92 0473
Base     Computer          Compaq               Standard keyboard (black)                    1     KB-9963          B28850LGAMCCJK
Base     Computer          Compaq               Standard keyboard (white)                    1     KB-3923          B16410HGAHYF2T
Base     Computer          Compaq               Mouse with rolling cursor (black)            1     M-S69            F466BOK5BMB09TN
Base     Computer          Dell                 OptiPlex G1 CPU                              1     DSC              6C3E3
Base     Computer          Dell                 Standard keyboard (white)                    1     AT101W           38841-985-3417
Base     Computer          Dell                 15" Monitor                                  1     E770s            MX-02010V-47605
                                                                                                                    -050-B4T8
Base     Computer          Dell                 13" Monitor - 8OOF Series                    1     82BFI            22794F7MKD69
Base     Computer          Hewlett Packard      Printer - LaserJet 1200 Series               1     1200 Series      CNBSF46977
Base     Computer          MicroInnovations     Mouse with rolling cursor (white/red)        1     Optical Mouse    010191756
Base     Computer          NEC                  15" Monitor - AccuSync 75F                   1     AS75F            1Y51609YJ
Base     Furniture         Safeco               Low back, adjustable stool (black
                                                fabric)                                      3     3401BL
Base     Furniture         Snap-On              Mechanics chairs (1-orange, 1-black)         2
Base     Furniture         Steelcase            High back, adjustable conference chair
                                                (black)                                      1
Base     Office Tools      Brady                Thermal Labeling System/Transfer Printer     1     TLS2200          NBA00
Base     Office Tools      Brother              Electronic Labeling System (P-touch
                                                Deluxe)                                      1     PT-2410          U52592-H2J619465
Base     Other             Miscellaneous        3-outlet Extension Cords
                                                (50 ft. - orange)                            4
Base     Other             PowerGrip            Glass Suction Cup                            2     G0695
Base     Instrument/Tester Alnor                BaloMeter                                    1
Base     Instrument/Tester Amprobe              Current Tracer                               1     CT100            9951985
Base     Instrument/Tester Amprobe              MegohmMeter                                  1     AMB-4D           99300708
Base     Instrument/Tester Cerberus Pyrotronics Programmer /Tester                           1     FPI-32
Base     Shop Equipment    Chaplin              Industrial Sprayer - General Duty 3.0 Gal    1     1831
Base     Shop Equipment    Dayton               Wet/Dry Vacuum Cleaner - 2 Gal (black)       1     1D457B
Base     Shop Equipment    DeWalt               Battery Recharger (15 minute)                2     DW9117
Base     Shop Equipment    DeWalt               Battery Recharger (1 hour)                   2     DW9107
Base     Shop Equipment    DeWalt               Battery - Extended Run Time                  6     DW9091
Base     Power Tools       DeWalt               Orbital Jig Saw                              1     DW321            31303 200230E
Base     Power Tools       DeWalt               3/8" Cordless Right Angle - Drill/Driver     1     DW966            32206
Base     Power Tools       DeWalt               1/2" Cordless Adjustable Clutch -
                                                Hammerdrill                                  1     DW996            130096
Base     Power Tools       DeWalt               1/2" HD Cordless - Drill/Driver/
                                                Hammerdrill                                  1     DW985            5290
Base     Instrument/Tester Dickson              Temperature Humidity Recorder                1     TH6              9317016 TH602
Base     Instrument/Tester Drager               Gas Detector Pump                            1     67 33051         ARPE-F116
Base     Power Tools       Dremel               1/5 HP Flex Shaft                            1     732              R969
Base     Shop Equipment    Emerson              1/2 HP Vacuum Motor                          1     C55 JXHJW-4084   101
Base     Shop Equipment    Ex-Cell              Air Compressor - 2 HP/4 Gallon               1     EXFAC24          216089421
Base     Instrument/Tester Fluke                Dual Input ThermoMeter                       1     52-2/WWG         74590012
Base     Instrument/Tester Fluke                ProcessMeter                                 1     787 WWG          74460028
Base     Instrument/Tester Fluke                True RMS Clamp Meter                         1     31/WWG           7306 13710
Base     Shop Equipment    Fostoria             Work Light (2 lights)                        1     PUL-1000Q-CB
Base     Shop Equipment    GMP                  Modular Plug Presser                         1     24235
Base     Instrument/Tester Greenlee             Gas Lamp Tester                              1     5715             AQU 0254-S/H
Base     Shop Equipment    Hilti                Fastening System DX460                       1     367134           16492
Base     Shop Equipment    Hilti                TE15 (Speed Bump Installer)                  1     SB-36            09-000395600
Base     Hand Tools        Imperial Eastman     Flaring/Swaging Tool Kit                     1     275-FS
Base     Instrument/Tester Macurco              Field Calibration / Gas Detector Kit         1     CM21A-FCK
Base     Hand Tools        Magna                Tap and Die Set - 76 Piece                   1     95980
Base     Hand Tools        Martronics           Etch-O-Matic                                 1     87067
Base     Tools             Miller               Syncrowave 250DX                             1
Base     Power Tools       Milwaukee            4 1/2" Sander/Grinder - Mag Series           1     6148             856E400323001
Base     Power Tools       Milwaukee            Deep Cut Band Saw                            1     6230             678FH401160783
Base     Shop Equipment    Milwaukee            Wet/Dry Vacuum Cleaner - HD 15 Gal.
                                                (steel)                                      1     8925             634A 11573
Base     Power Tools       Milwaukee            Super Sawzall                                1     6527-21          963D399401179
Base     Power Tools       Milwaukee            3/8" Reversing Drill                         1     0375-1           611B9 02098700
Base     Power Tools       Milwaukee            1/2" Magnum Holeshooter                      1     0235-1           755B599330942
Base     Shop Equipment    OTC                  Hydraulic Shop Press - 2OTon                 1     1824
Base     Instrument/Tester Raytek               Raynger Non-Contact ThermoMeter              1     ST20 Pro-
                                                                                                   Standard         2144370101-0001
Base     Instrument/Tester Refridgeration       CheckMate - Contamination Detector Kit       1     RT700            17857 00700
                           Techn.
Base     Power Tools       Skilsaw              7 1/4" Worm Drive Saw - HD77                 1     H09018           HF-877827
Base     Power Tools       Snap-On              1/2" Professional Impact Wrench              1     ET1550           5098
Base     Shop Equipment    Snap-On              Toolbox- Upper/Lower 11 Drawer Unit
                                                (filled)                                     1
Base     Instrument/Tester Spectroline          Leak Detection Kit                           1     HVLD-80GS        1424858
Base     Shop Equipment    Starrett             Industrial Holesaw Kit                       1     56012            49659 56012 1
Base     Instrument/Tester Supco                Capacitor Tester                             1     MFD- 10          401-139-0579
Base     Shop Equipment    ThermaFlo            OZ Saver CyclePak                            1     2090             2002951
Base     Shop Equipment    ThermaFlo            Standard Recovery Hookup                     1     4000             2002426
Base     Instrument/Tester TIF                  Automatic Halogen Leak Detector              1     TIFXP-1          206060007356
Base     Shop Equipment    Weller               Soldering Gun - Professional 260/200 Watt    1     D550             1199
Base     Shop Equipment    Werner               Non-Conductive Fiberglass Ladder (blue) -
                                                8ft                                          2     4W079
Base     Shop Equipment    Werner               Non-Conductive Fiberglass Ladder (blue) -
                                                6ft                                          2     4W078
Base     Shop Equipment    Werner               Non-Conductive 2-sided Ladder (yellow) -
                                                4ft                                          2     4W175
Base     Shop Equipment    Werner               Non-Conductive 2-sided Ladder (yellow) -
                                                6ft                                          2     T7206

Base          Shop Equipment      Kar Products       8 Drawer Supply Unit                    1
Base          Shop Equipment      Kar Products       32 Compartment nut/bolt sorter          1             9550
26th F1       Computer            3Com               Dual Speed Hub 500                      1    SuperStack II          72AV1F70A9C
26th F1       Computer            Compaq             Windows 2000 Professional 1-2
                                                     CPU                                     1              Evo       6X1C-JYFZ-H1DZ
26th F1       Computer            Compaq             Mouse with rolling
                                                        cursor(black)                        1                       F466BOM5BMD0O65
26th F1       Computer            Dell               15" Monitor                             1             M780         5322DE5MSP79
26th F1       Computer            Dell               QuiteKey-Standard
                                                        keyboard(white)                      1       SK-1000REW       12710-969-B264
26th F1       Computer            Dell               Dimension V400 CPU                      1                                 363JL
26th F1       Computer            Hewlett Packard    Printer - DeskJet 710C                  1           C5894A           MY93B161YT
26th F1       Computer            Hewlett Packard    Printer - Professional
                                                        Series 2000C                         1
26th F1       Computer            Hewlett Packard    Printer - LaserJet 1200 Series          1                           CNBSF 46352
26th F1       Computer            Logitech           Mouse with rolling
                                                        cursor(white)                        1            M-S48          LZA91602938
26th F1       Computer            NEC                15" Monitor - AccuSync 75F              1            AS75F            1Y51988YS
26th F1       Furniture           SitOnit            InGear 5.0i Intensive Task Ad
                                                        Chair                                2        8501 GRD2
26th F1       Furniture           Steelcase          Low back,adjustable chair
                                                        (black)                              1
26th F1       Furniture                              Wood desk w/4 later file
                                                        drawers                              1
26th F1       Furniture                              Wood Lateral File - 2 drawers           2
26th F1       Shop Equipment      Dayton             6" Bench Grinder w/Stand                1           4Z672C                 9901
26th F1       Shop Equipment      Wilton             Drill Press - 20" Variable Speed        1           2223VS               209149
Base          Computer            Systemax           P4,80GB-HD,512MB-PC2100DDR,DVD+/-RW,    1       SYX-U0GGOD            105239061
16th F1       Shop Equipment      Dayton             6" Bench Grinder w/wire wheels          1
Base          Computer            Logitech           Standard Keyboard                       1           Y-ST39          BTD33804971
Base          Instrument/Tester   TIF                Electronic Scale                        1            9010A           2,1995E+11
Base          Shop Equipment      Kyna-Colt          Drain Cleaner                           1           KC-200
Base          Shop Equipment      Schlage            Lock pinning kit                        1            40119
16th F1       Shop Equipment      Schlage            Lock pinning kit                        1            40119
Base          Instrument/Tester   TIF                Battery Tester                          1         Tif 2500
Base          Shop Equipment      DeWalt             Battery Charger,7.2-14.4v               1           DW9118
Base          Shop Equipment      DeWalt             Rechargable Flash Light                 2            DW906
Base          Shop Equipment      DeWalt             Rechargable Flex Neck Flash
                                                     Light                                   2            DW918
Base          Shop Equipment      Roherts            12" Vinyl Cutter                        1           10-900
Base          Shop Equipment      Ridgid             Electric Drain Snake                    1             K-50
26th F1       Shop Equipment      Werner             20'Extension Ladder
27th F1       Shop Equipment      MK                 Tile Saw                                1            MK101               2G8277
28th F1       Shop Equipment      Werner             Work Platform/Project Buddy             1             3954
27th F1       Computer            HP                 Laserjet 4000 TN                        2          4000 TN
26th F1       Shop Equipment      Werner             2-sided 4 ft                            1            17404
Base          Shop Equipment      G.E.               Refigerator                             1          TBX1801             AZ570853
Base          Shop Equipment      G.E.               Microwave oven                          1         Je1360WB              915889K

                              25TH FLOOR INVENTORY

       TABLES                      QTY.                      PARTITIONS                 QTY.
5ft Table w/wheels                 15                 Partition w/wheels                  6
13ft Round Table                   14                         DESKS/MODULAR UNITS
16ft Conference Table               1                 Work Stations                      67
4ft Table no wheels                 2                 Receptionist Desk/Workstation       1
5ft Table                           1                              Bookcases
2ft Round Table                     4                 4 shelf Bookcase                    2
3ft Conference Table                1                 2 Shelf Book Case                   1
8ft Conference Table                1
Wood Side Table                     2                           FILING CABINETS
            CHAIRS                                    2 Drawer File                      57
Chairs w/wheels                    67                 2 Drawer Lateral File              13
Conference Chairs                  30                 3 Drawer Lateral File              22
Blue Leather Chair                  4                 2 Drawer File w/wheels             67
Brown Chair                         3                 Wall Cabinet                       11
Black Chairs                       25                 Storage Cabinet                     1
Metal/Plastic Chair                10                 Storage Cabinet with Drawers        3
Double Chair                        1
          WHITEBOARDS                                        OTHER/MISCELLLANEOUS
6ft White Boards                    6                 Wastebaskets                        4
Large White Board                   1                 Refrigerator                        1
White Board w/wheels                4                 Phone Rack                          2
                                                      9ft Credenza                        1
                                                      Dishwasher                          1

                              14TH FLOOR INVENTORY

                    TABLES                           QTY.                      PARTITIONS                QTY.
Conference table, 28"x 60", w/power pedestal,
light                                                  6         N/A
Table, 36" xz 72", double pedestal, light wood         1                  DESKS/MODULAR UNITS
24" Round Marble Tabletop                              1         Herman Miller 2 person, while
                                                                  w/wood tops                              12
22" x 48", 2 pedestal table                           21         Herman Miller, 3-person cubicle,
                                                                 white w/wood top                          1
                                                                              MISCELLANEOUS
                                                                 Carts, quiet room                         6
                                                                 Reception counter                         1
                                                                             FILING CABINETS
                                                                 Meridian, lateral file block, 6
                                                                  block, white w/wood top                  5
                                                                 Meridian, lateral file block, 8
                     CHAIRS                                       block, white w/wood top                  4
Steelcase, task chair, ergonomic/adjustable, black   110         Meridian, lateral file block, 9
                                                                   block, white w/wood top                 1
Stack chairs, fabric, brown                           16         Meridian, lateral file block, 12
                                                                  block, white w/wood top                  2
Stack chairs,blonde wood                              12         Meridian, lateral file, 2 drawer, beige  18
Quiet room, w/swivel tray, green/brown                 4         Meridian, lateral file, 3 drawer, beige   1
                                                                 Meridian,lateral file, 32
                                                                 block, white w/wood top                   1
                                                                 Locker 4 cubicle, locking, beige          1
                                                                 File system, 30 lateral files, on
                                                                 tracks                                    1
                      FURNITURE                                             KITCHEN/LUNCHROOM
Storage cabinet, 2 door, beige, steel 34 1/2" x 29"    4         Table, round 36" light                    2
Storage cabinet, 2 door , beige, steel 33 1/2" x 29"   6         Ice Maker                                 1
Geiger, storage cabinet, 36" - 2 together w/wood top   6         Fridge                                    1
A/V cart, grey                                         1         Microwave                                 1
                                                                 Cabinets                                  1

                              14TH FLOOR INVENTORY

                            TABLES                             QTY.                        PARTITIONS                    QTY.
Conference table, 28"x60", w/power pedestal, light               6      N/A
Table, 36", round, single pedestal, light wood                   2                    DESKS/MODULAR UNITS
Table, 36"x 72", double pedestal, light wood                     1      Herman Miller, white w/wood tops(single)          11
24" Round Marble Tabletop                                        1      Herman Miller, 4-person cubicle, white w/wood
                                                                         tops                                              4
22"x 48" light wood, 2 pedestal                                  8      Geiger, single person office, light wood          20
                                                                        Herman Miller 2 person, white w/wood tops         10
                                                                        Herman Miller, 3-person cubicle, white
                                                                        w/wood tops                                        1
                                                                                          MISCELLANEOUS
                                                                        Carts, quiet room                                  6
                                                                        Reception counter                                  1
                                                                        Steel Block of lockers near room 1209              1
                                                                        Sony TV - 22"                                      1
                                                                                         FILING CABINETS
                                                                        Meridian, lateral file block, 6 block, white
                                                                        w/wood top                                         6
                                                                        Meridian, lateral file block, 8 block, white
                            CHAIRS                                       w/wood top                                        2
Steelcase, task chair, ergonomic/adjustable, black              99      Meridian, lateral file block, 12 block, white
                                                                         w/wood top                                        3
Stack chairs, fabric, brown                                     20      Meridian, lateral file, 2 drawer                  13
Stack chairs, blonde wood                                       11      Meridian, lateral file block, 20 block, white
                                                                         w/wood top                                        2
Quiet room, w/swivel tray, green/brown                           4      Geiger, locker 46 cubicle, locking, light wood     1
                                                                        File system, 30 lateral files, on tracks           1
                           FURNITURE                                                    KITCHEN/LUNCHROOM
Storage cabinet, 2 door, beige, steel 32  1/2"x 29"              8      Ice Maker                                          1
Storage cabinet, 2 door, beige, steel 30  1/2"x 29"              6      Fridge                                             1
Storage cabinet, 2 door, beige, steel 27  1/2"x 29"              6      Microwave                                          1
Geiger, storage cabinet, 36", 3 shelf, 2 sets w/wood             6      Cabinets                                           1
A/V cart,grey                                                    1

                             11TH FLOOR INVENTORY

                         TABLES                            QTY.                         PARTITIONS                          QTY.
--------------------------------------------------------   ----   -------------------------------------------------------   ----
Conference table,28" x 60", w/power pedestal, light wood     8    N/A
Table, 36", round, single pedestal, light wood               4                       DESKS/MODULAR UNITS
Table, 72", double pedestal, light wood                      1    Herman Miller, 2-person workstation,  white w/wood tops    15
Table, board room, 18', light                                1    Herman Miller, (regular) workstation, white w/wood tops    12
Activity table, round, light wood (19 1/2 " diameter)        4    Herman Miller, 2-person cubicle, white w/wood tops          1
Coffee table, round, 36", light wood (w/shelf)               2    Geiger, single person office, light wood                   17
Coffee table, round, 42", light wood                         2    Geiger, single person large office, light wood              1
Sofa table, round, 24", light wood                           2
Reception table                                              1
60" x 24", 2 ped. White Rectangle (#1052)                   16
48" x 22" rectangular light wood, 2 pedestal                 1
72" x 24" rectangular white top, 2 pedestal                  3
                        CHAIRS                                                         MISCELLANEOUS
Steelcase, conference chair, black leather/fabric           28    Rug, orange, round, 12'                                     1
Steelcase, task chair, ergonomic/adjustable, Black          77    Carts, quiet room                                           3
Stack chairs, fabric, brown                                 22    Reception counter, (see picture), 18'                       1
Stack chairs, fabric, black                                 77    Square file, light wood - reception                         1
Stack chairs, blonde wood                                   17    Boardroom electronic projection equipment (A/V cont)        1
Arm chair, orange, reception area, leather                  11    Shelf, steel, 7 shelves, 16" x 28" x 78', grey              3
Arm chair, gold, fabric                                      4                      FILING CABINETS
Arm chair, orange, fabric                                    4    Meridian, lateral file, 5 drawer, white                     9
Arm chair, green, fabric                                     5    Meridian, lateral file block, 6 block, white w/wood top    10
Quiet room, w/swivel tray, green/brown                       4    Meridian, lateral file block, 8 block, white w/wood top     4
Side chair, orange/gold fabric                               4    Meridian, lateral file block, 12 block, white w/wood top    3
Side chair, yellow fabric                                    2    Meridian, lateral file, 2 drawer, white                    16
Side chair, green fabric                                     1    File system, 27 lateral files, on tracks                    1
                       FURNITURE
Storage cabinet, 2 door, beige, steel 28 1/2" X 29"          8
Storage cabinet, 2 door, beige, steel 27" x 29"              6
Storage cabinet, 2 door, beige, steel 35" x 29"              6                      KITCHEN/LUNCHROOM
Steel 3 shelf, 36x38x20 2 dr wood top (2 together)           4    Dishwasher                                                  1
Steel 3 shelf, 36x38x20 2 dr wood top (alone)                6    Reridgerator/Freezer                                        1
Credenza, stand alone, 24" x 65 1/2", wood                   1    Microwave                                                   1
Credenza, stand alone, 24" x 97", wood                       1    Emergency Supply 2 door cabinets                            1
Credenza, 64" x 24" (Rm. Near central park)                  1                       ELECTRONICS/OTHER
Podium w/microphone                                          1    Laser Jet 4 Plus                                            3
                                                                  Laser Jet 4 Si                                              2
                                                                  Laser Jet 4 V                                               1
                                                                  Laser Jet 5 N                                               3
                                                                  Laser Jet 4                                                 2
                                                                  Laser Jet 4000 TN                                           1
                                                                  Laser Jet 6P                                                1

                              10TH FLOOR INVENTORY

                       TABLES                          QTY.                      PARTITIONS                             QTY.
---------------------------------------------------    ----   ----------------------------------------------------      ----
Conference table, 28" x 60", w/power pedestal, light     2    N/A
Table, 36", round, single pedestal, light wood           2                    DESKS/MODULAR UNITS
Table, 72", double pedestal, light wood                  2    Herman Miller, workstation, white w/wood tops              49
60" x 24", 2 ped. White Rectangle (#1052)                1    Herman Miller, 4-person cubicle, white w/wood tops          2
6 sided task table (#1052)                               2    Geiger, single person office, light wood                   30
36" x 24" rectangular white top on wheels (#1038)        2    4 Person Office set up (Rm 1038)                            1
48" x 22" rectangular white wood, 2 pedestal             3    Herman Miller 2 person, white w/wood tops                   2
72" x 24" rectangular white wood, 2 pedestal             2    Geiger, single person large office, light wood              5
Reception table                                          1
                      CHAIRS                                                    MISCELLANEOUS
Steelcase, task chair, ergonomic/adjustable, black     105    Carts, quiet room                                           3
Stack chairs, fabric, brown                             38    Shelf, steel, 7 shelves, 12" x 36" x 8', grey               4
Stack chairs, blonde wood                               10    Cabinet, wood & Steel, 2 dr 30" x 85 1/2 " (lunch area)     4
Quiet room, w/swivel tray, green/brown                   4
                                                                                FILING CABINETS
                                                              Meridian, lateral file, 5 drawer, White                     9
                                                              Meridian, lateral file 6 block, white w/wood top            6
                                                              Meridian, lateral file 8 block, white w/wood top            5
                                                              Meridian, lateral file 12 block, white w/wood top           3
                                                              Meridian, lateral file 16 block, white w/wood top           1
                                                              Meridian, lateral file, 2 drawer, beige                     2
                                                              Meridian, lateral file 20 block, white w/wood top           1
                                                              Meridian, lateral file, 2 drawer, white                     1
                     FURNITURE                                Merdian, 2 door storage, 5 shelf white 68" high             2
Storage cabinet, 2 door, beige, steel 33 1/2" x 29"      8    Meridian, 3 drawer 15" x 18" file cabinet                   1
Storage cabinet, 2 door, beige, steel 32 1/2" x 29"      3    24" round Marble table                                      1
Storage cabinet, 2 door, beige, steel 32 1/2" x 22"      2                    KITCHEN/LUNCHROOM
Storage cabinet, 2 door, beige, steel 36 1/2" x 29"      4    Ice Maker                                                   1
Storage cabinet, 2 door, beige, steel 33 1/2" x 29"      8    Fridge                                                      1
Steel 3 shelf, 36x38x20 2 dr wood top                   14    Microwave                                                   1
A/V cart, grey                                           3    Emergency Supply 2 door cabinets                            1
                                                                            ELECTRONICS/OTHER
                                                              Laser Jet 4 Plus                                            2
                                                              Laser Jet 4 Si                                              1
                                                              Deskjet 1600C                                               1
                                                              Laser Jet 4000 TN                                           5
                                                              Laser Jet 8000 DN                                           4
                                                              Laser Jet Color r 5M                                        1

                              9TH FLOOR INVENTORY

                       TABLES                          QTY.                      PARTITIONS                             QTY.
----------------------------------------------------   ----    ----------------------------------------------------     ----
Conference table, 54" x 54", light wood, 4 pedestal      4     N/A
Table, 36", round, single pedestal, light wood           2                       DESKS/MODULAR UNITS
Round Marble Table Top 24"                               1     Herman Miller, workstation, white w/wood tops              28
                                                               Herman Miller, 4-person cubicle, white w/wood tops          4
                                                               Geiger, single person office, light wood                   25
                                                               2 Person Office set up                                      2
                                                               3 person office set up                                      3
                                                               Geiger, single person large office, light wood              8
                       CHAIRS                                                    MISCELLANEOUS
Steelcase, conference chair, black fabric               16     Carts, quiet room                                           2
Steelcase, task chair, ergonomic/adjustable, black      92     Reception counter in lobby area                             1
Stack chairs, fabric, brown                             46     Shelf, steel, 7 shelves, 12" x 36" x 8', grey              10
Stack chairs, blonde wood                                6
Quiet room, w/swivel tray, green/brown                   4
                                                                                 FILING CABINETS
                                                               Meridian, lateral file, 2 drawer, white                     3
                                                               2 drawer 15" x 18" (at reception)                           1
                                                               Meridian, lateral file, 4 drawer, white                     2
                                                               Meridian, lateral file, 5 drawer, white                    14
                                                               Meridian, lateral file 6 block, white w/wood top            4
                                                               Meridian, lateral file 8 block, white w/wood top           10
                                                               Meridian, lateral file 12 block, white w/wood top           4
                                                               Storage Cab, 2 door, light  wood & steel, 30" x 68"         4
                     FURNITURE                                 Storage Cab, 2 door, light wood &* steel, 37" x 29"         4
Storage cabinet, 2 door, beige, steel 32 1/2" x 29"     11     Storage Cab, 2 door, light wood & steel, 22" 1/2 x 2        2
Storage cabinet, 36", 3 shelf, 2 together w/wood top     6     Storage Cab, 2 door, light wood & steel, 33" 1/2 x 2        8
A/V cart, grey                                           3
Credenza, stand alone, 24" x 65", wood                   1
Podium                                                   1                       KITCHEN/LUNCHROOM
Storage cabinet, 2 door, 5 shelf, beige 42" x 36"        2     N/A
                                                                                 ELECTRONICS/OTHER
                                                               N/A

                              8TH FLOOR INVENTORY

                         TABLES                             QTY.                      PARTITIONS                        QTY.
---------------------------------------------------------   ----   -------------------------------------------------    ----
Conference table, 42" x 10", light wood pedestsl (ova[??]      1   N/A
Table, 36", round, single pedestal, light wood                 2                   DESKS/MODULAR UNITS
Round Marble Table Top 24"                                     1   Herman Miller, workstation, white w/wood tops         30
                                                                   Herman Miller, 4-person cubicle, white w/wood top      6
                                                                   Geiger, single person office, light  wood             23
                                                                   2 Person Office set up                                 2
                                                                   3 person office set up                                 1
                                                                   Geiger, single person large office, light wood         9
                         CHAIRS                                                    MISCELLANEOUS
Steelcase, task chair, ergonomic/adjustable, black           102   Russ-Basset, index card file, 10 drawer, 48" wide      1
Stack chairs, fabric, brown                                   41   Carts, quiet room                                      2
Stack chairs, blonde wood                                      6   Reception counter                                      1
Quiet room, w/swivel tray, green/brown                         4   Shelf, steel, 3 shelves, 12" x 36"  x 40',             4
                                                                   Shelf, steel, 6 shelves, 12" x 36" x 7', grey         37
                                                                                   FILING  CABINETS
                                                                   Meridian, lateral file, 2 drawer, white                3
                                                                   3 drawer 15" x 18" (at reception)                      1
                                                                   Meridian, lateral file 6 block, white w/wood top       6
                                                                   Meridian, lateral file 8 block, white w/wood top      11
                                                                   Meridian, lateral file 12 block, white w/wood top      2
                        FURNITURE                                                 KITCHEN/LUNCHROOM
Storage cabinet, 2 door, beige, steel 28 1/2" x 29"            8   Ice Maker                                              1
Storage cabinet, 2 door, beige, steel 34 1/2" x 29"           12   Fridge                                                 1
Storage cabinet, 36" 3 Shelf, 2 together w/wood top            6   Emergency Supply 2 door cabinets                       1
Storage cabinet, 2 door, light wood and steel 30" x 68"        4                  ELECTRONICS/OTHER
A/V cart, grey                                                 3   HP Laser Jet 8000 DN                                   1
Credenza, stand alone, 24" x 49" x 49 1/2, wood                1   Sony Tv 22"                                            1
                                                                   NEC Monitor 15"                                        1
                                                                   Compaq Keyboard                                        1
                                                                   IBM Typwriter                                          1

                              5TH FLOOR INVENTORY

                       TABLES                          QTY.                      PARTITIONS                       QTY.
----------------------------------------------------   ----   -----------------------------------------------     ----
Table, 36", round, single pedestal, light wood           1    N/A
Table, oval 40" x 60", light wood                        1                     DESKS/MODULAR UNITS
2 pedestal (black w/beige top)                           1    Herman Miller, workstation w/wood tops               32
Table, rectangular, training style                       8    Geiger, private office, light wood w/ upper cabs    0.5
                                                                                  MISCELLANEOUS
                                                              Built in cabinets & shelving in room 513              6
                                                              Built in cabinets & shelving in room 516             14
                                                              36" x 36" grease boards                               4
                                                                                FILING CABINETS
                                                              Meridian, under desk, 3 drawer drawer                31
                      CHAIRS                                  Meridian, lateral file, 2 drawer, white              38
Steelcase, task chair, ergonomic/adjustable, black      50

                      FURNITURE                                               KITCHEN/LUNCHROOM
Meridian storage cabinet, 4 door w/wood top             10    N/A
Meridian storage cabinet, 6 drawer white, w/wood top    14

                                  EXHIBIT "B-1"

                          PERSONAL PROPERTY EXCLUSIONS

Item                                                          Inventory #

1)       Two (2) Framed photos (Pinnacle/Wildwood)            101-147 to 101-148

2)       Two (2) Framed Photos (B of A Plaza)                 101-189,101-190

3)       Cousins Logo Sign Glass Art                          unnumbered

4)       Two (2) Blackberry units                             101-233 and 234

5)       The computer software known as Microsoft Office and Aware

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                   EXHIBIT "C"

                   LIST OF EXISTING COMMISSION AGREEMENTS AND
                         EXISTING MANAGEMENT AGREEMENTS

I.    Commission Agreements

      1. Commission Agreement by and between Cousins/Myers Second Street Partners, L.L.C. and CB Richard Ellis, Inc. dated February 11, 1998.

      2. Commission Agreement by and between Cousins/Myers Second Street Partners, L.L.C. and Arroyo and Coates dated October 21, 2002.

      3. Commission Agreement by and between Cousins/Myers Second Street Partners, L.L.C. and The CAC Group and CB Richard Ellis, Inc. dated December 30, 1998.

      4. The following agreements which are not evidenced by a written commission agreement:

                       TENANT                         BROKER
                       ------                         ------
                California Appellate              The CAC Group
                California Endowment            Julian J. Studley
              Cunningham Communications           Grubb & Ellis
                   HSBC Securities             Cushman & Wakefield
                     Interwoven                  Whitney Crossman
                     Kohn/Ferry                 Julian J. Studley
                       NCircle                         None
                       Nexant                    Arroyo & Coates
                        Peets                          None
                        Roy's                          None
                    Searchwright                  Grubb & Ellis
                       Thelan                       CAC Group
                    Wealth & Tax               Cushman & Wakefield
                     Ziff Davis                        None
                  Myers Development                    None

II.   Existing Management Agreements

      Property Management Agreement between Seller, as owner, and Cousins Properties Incorporated, as property advisor.

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                   EXHIBIT "D"

                            FORM OF ESCROW AGREEMENT

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (the "AGREEMENT"), made and entered into this ____ day of __________, 2004, by and among HINES-SUMISEI US CORE OFFICE PROPERTIES, LP, a Delaware limited partnership, (hereinafter referred to as "PURCHASER"), COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company (hereinafter referred to as "SELLER"), and FIRST AMERICAN TITLE INSURANCE COMPANY (hereinafter referred to as "ESCROW AGENT").

                                   WITNESSETH:

      WHEREAS, Purchaser and Seller have entered into that certain Purchase and Sale Agreement fully executed August ___, 2004 (hereinafter referred to as the "CONTRACT"); and

      WHEREAS, Section 2.3(a) of said Contract provides for Purchaser's payment to Escrow Agent, contemporaneously with Purchaser's execution and delivery of the Contract to Seller, of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) as Initial Earnest Money (as defined in the Contract) to be held and applied by said Escrow Agent in accordance with this Agreement; and

      WHEREAS, Section 2.3(b) of the Contract provides for Purchaser's payment to Escrow Agent, no later than the expiration of the "Inspection Period" (as defined in the Contract) of the additional sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) as the Additional Earnest Money (as defined in the Contract); and

      WHEREAS, the parties hereto desire to set forth the terms and conditions of Escrow Agent's holding, investment and disbursement of the Escrow Funds (as hereinafter defined).

      NOW, THEREFORE, for and in consideration of the agreements set forth in the Contract and the mutual covenants set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Escrow Agent does hereby acknowledge receipt of a check or wire transfer, payable to the order of Escrow Agent, in the amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) as the Initial Earnest Money (as defined in the Contract). Said Initial Earnest Money, together with any Additional Earnest Money actually deposited by Purchaser with Escrow Agent pursuant to the terms of the Contract, all interest and other income earned on the Initial Earnest Money, any Additional Earnest Money and interest thereon being herein referred to as the "Escrow Funds". Escrow Agent hereby agrees to hold, administer, and disburse the Escrow Funds pursuant to this Agreement and the Contract. Escrow Agent shall

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement
invest the Escrow Funds in a money market account with a national banking association or other bank acceptable to Seller and Purchaser in the Atlanta, Georgia or San Francisco, California metropolitan area. All interest or other income shall be earned for the account of Purchaser and shall be held, invested and disbursed as a part of the Escrow Funds hereunder. Purchaser's Federal Identification Number for purposes of this Agreement is 43-2005110. Escrow Agent's fee, if any, for services rendered hereunder shall be paid one-half (1/2) by Purchaser and one-half (1/2) by Seller.

      2. At such time as Escrow Agent receives written notice from either Purchaser or Seller, or both, setting forth the identity of the party to whom such Escrow Funds (or portions thereof) are to be disbursed and further setting forth the specific section or paragraph of the Contract pursuant to which the disbursement of such Escrow Funds (or portions thereof) is being requested, Escrow Agent shall disburse such Escrow Funds pursuant to such notice; provided, however, that if such notice is given by either Purchaser or Seller but not both, Escrow Agent shall (i) promptly notify the other party (either Purchaser or Seller, as the case may be) that Escrow Agent has received a request for disbursement, and (ii) withhold disbursement of such Escrow Funds for a period of ten (10) days after receipt of such notice of disbursement and if Escrow Agent receives written notice from either Purchaser or Seller within said ten
(10) day period which notice countermands the earlier notice of disbursement, then Escrow Agent shall withhold such disbursement until both Purchaser and Seller can agree upon a disbursement of such Escrow Funds. Purchaser and Seller hereby agree to send to the other, pursuant to Paragraph 6 below, a duplicate copy of any written notice sent to Escrow Agent and requesting any such disbursement or countermanding a request for disbursement.

      3. In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for willful default, gross negligence, fraud or breach of trust, and it shall accordingly not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

      4. Notwithstanding the provisions of Paragraph 2 above, in the event of a dispute between Purchaser and Seller sufficient in the sole discretion of Escrow Agent to justify its doing so or in the event that Escrow Agent has not disbursed the Escrow Funds on or before the date which is six (6) months from the date hereof, Escrow Agent shall be entitled to tender the Escrow Funds into the registry or custody of any court of competent jurisdiction, together with such legal pleadings as it may deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in such court as Escrow Agent shall determine to have jurisdiction thereof.

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      5.    Purchaser and Seller hereby agree to indemnify and hold Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including, without limitation, reasonable costs of investigation and legal counsel fees, which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the performance of its duties hereunder, including, without limitation, any litigation arising from this Agreement or involving the subject matter hereof; provided, however, Escrow Agent shall be responsible for, and neither Purchaser nor Seller shall have any obligation to indemnify or hold Escrow Agent harmless from, willful default, gross negligence, fraud or breach of trust committed or alleged to be committed by Escrow Agent.

      6. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand delivery, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

      PURCHASER:              Hines-Sumisei US Core Office Properties, LP
                              c/o Hines Interests Limited Partnership
                              2800 Post Oak Boulevard, Suite 5000
                              Houston, Texas 77056-6118
                              Attention: Charles M. Baughn
                              Fax No.: (713) 966-2636

      with a copy to:   .     Hines-Sumisei US Core Office Properties, LP
                              c/o Hines Interests Limited Partnership
                              2800 Post Oak Boulevard, Suite 5000
                              Houston, Texas 77056-6118
                              Attention: Charles N. Hazen
                              Fax No.: (713) 966-7851

      and with a copy to:     Hines Interests Limited Partnership
                              101 California Street, Suite 1000
                              San Francisco, California 94111
                              Attention: George H. Clever, III
                              Facsimile: (415) 398-1442

      and with a copy to:     Baker Botts L.L.P.
                              2001 Ross Avenue
                              Dallas, Texas 75201-2980
                              Attention: Joel M. Overton, Jr.
                              Facsimile: (214) 661-4938

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      SELLER:                 Cousins/Myers Second Street Partners, L.L.C.
                              c/o Cousins Properties Incorporated
                              2500 Windy Ridge Parkway
                              Suite 1600
                              Atlanta, Georgia 30339-5683
                              Attention: Corporate Secretary

      with a copy to:         Myers Development Company
                              101 Second Street
                              Suite 555
                              San Francisco, California 94105
                              Attention: Mr. Jack E. Myers

      with a copy to:         Troutman Sanders LLP
                              Suite 5200
                              600 Peachtree Street, N.E.
                              Atlanta, Georgia 30308-2216
                              Attention: James W. Addison

      ESCROW AGENT:           First American Title Insurance Company
                              3 Greenway Plaza
                              Suite 1100
                              Houston, Texas 77046
                              Attention: John A. Meuser

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) business day following the postmark date of such notice or other communication, and (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt.

      7. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors, and assigns. Any and all rights granted to any of the parties hereto may be exercised by their agents or personal representatives.

      8.    Time is of the essence of this Agreement.

      9. If proceedings shall be instituted before any court of competent jurisdiction for the resolution of any dispute arising under this Agreement between any parties hereto, then upon final resolution of such dispute, the prevailing party in such dispute shall be promptly paid by the nonprevailing party therein all of such prevailing party's attorneys' fees and expenses, court costs and costs of appeal actually incurred in connection with such proceeding.

      10. This Agreement is governed by and is to be construed under the laws of the State

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

of California and may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

                         [Signatures begin on next page]

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      IN WITNESS WHEREOF, the parties hereto have signed and sealed this
Agreement as of the day, month and year first above written.

                              SELLER:

                              COUSINS/MYERS SECOND STREET
                              PARTNERS, L.L.C.,
                              a Delaware limited liability company

                              By: Cousins Properties Incorporated,
                                  a Georgia corporation, its managing
                                  member

                                  By:___________________________________
                                  Name: ________________________________
                                  Title: _______________________________

                              PURCHASER:

                              HINES-SUMISEI US CORE OFFICE
                              PROPERTIES, LP,
                              a Delaware limited partnership

                              By: Hines-Sumisei U.S. Core Office Trust,
                                  a Maryland real estate investment trust,
                                  its general partner

                                  By:___________________________________
                                  Name: ________________________________
                                  Title: _______________________________

                              ESCROW AGENT:

                              FIRST AMERICAN TITLE INSURANCE
                              COMPANY

                              By:___________________________________________
                              Name: ________________________________________
                              Title: _______________________________________

                                                (CORPORATE SEAL)

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                                   EXHIBIT "E"

                     LIST OF EXISTING ENVIRONMENTAL REPORTS

1. Final Reports, Phase II - Field Investigation, Proposed 101 Second Street Project, San Francisco, California, prepared by Dames & Moore, dated August 8, 1990.

2. Phase I Environmental Site Assessment, 101 Second Street, prepared by Geraghty & Miller, Inc., dated May 4, 1993.

3. Letter Report, Contamination Investigation, prepared by Dames & Moore, dated May 14, 1998.

4. Chemical Test on Ground Water Samples, prepared by Dames & Moore, dated April 7, 2000.

5. Letter regarding Soil Contamination Investigation, prepared by Dames & Moore, dated April 10, 2000.

6. Underground Storage Tank Removal Report, prepared by Subsurface Environmental Corporation, dated March 30, 2000.

7. Phase I Site Assessment, prepared by Environ International Corporation, dated April 12, 2000.

8. Report - Pre-Demolition Geotechnical Investigation, Proposed 101 Second Street Project, prepared by Dames & Moore, dated May 21, 1990.

9. Draft Report, Geotechnical Investigation, Proposed 101 Second Street Project, prepared by Dames & Moore, dated March 2, 1998.

10. Report, Indicator Pile Driving and Load Test Program, Proposed Office Building, 101 Second Street, prepared by Dames & Moore, dated March 13, 1998.

11. Report, Seismic Risk Assessment, Proposed 101 Second Street Project, dated March 17, 1998.

12. Potential Impacts on the Excavation of the Century Project on the 101 Second Street Building, prepared by Dames & Moore, dated March 24, 1999.

13. Revised Evaluation Settlements and Other Impacts on Construction Activities on Adjacent Buildings prepared by Dames & Moore, dated March 31, 1998.

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14.   Report, Pile Foundation Installation, 101 Second Street Building, prepared by Dames & Moore, dated October 23, 1998.

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                                   EXHIBIT "F"

                                 LIST OF LEASES

1. Lease by and between Cousins/Myers Second Street Partners, LLC, as Landlord, and California Appellate Project, as Tenant, dated April 4, 2003; as affected by that certain Exhibit K - Subordination, Non-Disturbance and Attornment Agreement by and among NLI Properties West, Inc., as Lender, California Appellate Project, as Tenant, and Cousins/Myers Second Street Partners, LLC, as Landlord, dated April 14, 2003; as affected by that certain Irrevocable Standby Letter of Credit
      Number: 3055192 by Bank of America, N.A., dated April 24, 2003; as affected by that certain Supplemental Notice Regarding Rent Commencement Date and Delivery Date by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated June 27, 2003.

2. Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Cunningham Communication, Inc., as Tenant, dated January 14, 2000; as affected by that certain Supplemental Notice by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated April 6, 2000; as affected by that certain Letter from Cunningham Communication, Inc., as Tenant, to Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated June 21, 2000; as amended by that certain First Amendment to Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Cunningham Communication, Inc., as Tenant, dated July 17, 2000; as affected by that certain Certificate of Merger of Cunningham Communication, Inc. Into C-Com Acquisition Corp., dated August 31, 2000.

3. Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Cousins Properties Incorporated, as Tenant, dated March 1, 2002.

4. Lease by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Interwoven, Inc., as Tenant, dated November 30, 2000; as affected by that certain Irrevocable Standby Letter of Credit Number:
      NZS380075 by Wells Fargo Bank, N.A., dated December 15, 2000 (as affected by that certain Letter dated July 14, 2003); as affected by that certain Supplemental Notice Regarding Rent Commencement Date by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated January 16, 2001; as affected by that certain Sublease Agreement by and between Interwoven, Inc., as Sublessor, and nCircle Network Security, Inc., as Sublessee, dated July 25, 2003; as affected by that certain Consent to Sublease by Interwoven, Inc. to nCircle Network Security, Inc. by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated July 27, 2003.

5. Lease by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and nCircle Network Security, Inc., as Tenant, dated October 22, 2003; as affected by that

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      certain Supplemental Notice by Cousins/Myers Second Street Partners,
      L.L.C., as Landlord, dated January 9, 2004.

6. Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Korn/Ferry International Futurestep, Inc., as Tenant, dated December 23, 1999; as affected by that certain Guaranty of Lease by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Korn/Ferry International Futurestep, Inc., as Tenant, dated December 16, 1999; as amended by that certain First Amendment to Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Korn/Ferry International Futurestep, Inc., as Tenant, dated April 17, 2000; as affected by that certain Subordination, Non-Disturbance and Attornment Agreement by and among NLI Properties West, Inc., as Lender, Korn/Ferry International Futurestep, Inc., as Tenant, and Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated April 18, 2000, recorded April 25, 2000, as Document Number 2000-G765659-00 in the San Francisco County recorder's office; as affected by that certain Lease Estoppel Certificate by Korn/Ferry International Futurestep, Inc., as Tenant, dated April 18, 2000; as affected by that certain Korn/Ferry Sublease by and between Korn/Ferry International Futurestep, Inc., as Sublessor, and Thelen Reed & Priest LLP, as Sublessee, dated August 14, 2003; as affected by that certain Consent to Sublease by Korn/Ferry International Futurestep, Inc. to Thelen Reid & Preist, LLP by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated September 3, 2003.

7. Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Thelen Reid & Priest LLP, as Tenant, dated December 30, 1998; as affected by that certain Irrevocable Standby Letter of Credit Number: 3014632 by Bank of America, NT & SA, dated February 18, 1999; as affected by that certain Amendment to Irrevocable Standby Credit
      Number: 3014632 by Bank of America, NT & SA, dated April 30, 1999; as affected by that certain Amendment to Irrevocable Standby Credit Number:
      3014632 by Bank of America, NT & SA, dated June 17, 1999; as affected by that certain Supplemental Notice by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated December 10, 1999; as amended by that certain First Amendment to Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Thelen Reid & Priest LLP, as Tenant, dated March 8, 2000; as affected by that certain Subordination, Non-Disturbance and Attornment Agreement by and among NLI Properties West, Inc., as Lender, Thelen, Reid & Priest LLP, as Tenant, and Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated March 15, 2000, recorded April 25, 2000, as Document Number 2000-G765660-00, in the San Francisco County recorder's office; as affected by that certain Lease Estoppel Certificate by Thelen, Reid & Priest LLP, as Tenant, dated March 15, 2000; as amended by that certain Second Amendment to Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Thelen Reid & Priest LLP, as Tenant, dated May 16, 2000; as amended by that certain Third Amendment to Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Thelen Reid & Priest, LLP, as Tenant, dated December 27, 2000; as affected by that certain Irrevocable Standby Letter of Credit No. NY-03957-30033420 by Citibank, N.A., dated August 29, 2002; as amended by that certain Fourth Amendment to Lease Agreement by

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      and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and
      Thelen Reid & Priest, LLP, as Tenant, dated May 31, 2001; as amended by that certain Fifth Amendment to Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Thelen Reid & Priest, LLP, as Tenant, dated December 20, 2002; as affected by that certain License Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Thelen Reid & Priest, LLP, as Tenant, dated August 6, 2003.

8. Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Myers Development Company, as Tenant, dated May 2, 2000; as affected by that certain Supplemental Notice by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated June 27, 2000; as amended by that certain First Amendment to Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Myers Development Company, as Tenant, dated March 26, 2001; as amended by that certain Second Amendment to Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Myers Development Company, as Tenant, dated November 1, 2002.

9. Lease Agreement by and between Cousins/Myers Second Street Partners, LLC, as Landlord, and Nextant, Inc., as Tenant, dated August 26, 2002; as affected by that certain Subordination, Non-Disturbance and Attornment Agreement by and among Cousins/Myers Second Street Partners, LLC, as Landlord, and Nextant, Inc., as Tenant, dated August 26, 2002; as affected by that certain Supplemental Notice Regarding Rent Commencement Date and Delivery Date by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated November 6, 2002; as affected by that certain Right of First Offer Letter from Cousins/Myers Second Street Partners, LLC as Landlord, to Nextant, Inc., as Tenant, dated March 23, 2004 declining ROFO; as affected by that certain Letter from Cousins/Myers Second Street Partners, LLC, as Landlord, to Nextant, Inc., as Tenant, dated November 13, 2002.

10. Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Peet's Coffee & Tea, Inc., as Tenant, dated July 14, 2000; as affected by that certain Supplemental Notice Regarding Rent Commencement Date by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated November 16, 2000.

11. Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and RO-1, LLC, as Tenant, dated December 6, 1999; as affected by that certain Subordination, Non-Disturbance and Attornment Agreement by and among NLI Properties West, Inc., as Lender, RO-1, LLC d/b/a Roy's, as Tenant, and Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated March 24, 2000, recorded April 25, 2000, as Instrument Number 2000-G765642-00, in the San Francisco County recorder's office; as affected by that certain Supplemental Notice by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated April 18, 2000.

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12.   Lease by and between Cousins/Myers Second Street Partners, L.L.C., as
      Landlord, and Searchwright, Inc., as Tenant, dated July 26, 2001; as affected by that certain Supplemental Notice Regarding Rent Commencement Date by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated October 9, 2001.

13. Communications Building Access Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Teleport Communication Group Inc., as User, dated October 3, 2000; as affected by that certain Confirmation Notice by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated November 6, 2000.

14. Lease by and between Cousins/Myers Second Street Partners, LLC, as Landlord, and Ziff Davis Media Inc., as Tenant, dated September 6, 2002; as affected by that certain Irrevocable Standby Letter of Credit Number:
      SYN-2002-10053 by Canadian Imperial Bank of Commerce, dated September 30, 2002; as affected by that certain Supplemental Notice Regarding Rent Commencement Date and Delivery Date by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated November 20, 2002; as affected by that certain Amendment No. 1 to Irrevocable Standby Letter of Credit No. SYN-2002-10053, dated April 1, 2004.

15. Lease by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and The California Endowment, as Tenant, dated November 29, 2001; as affected by that certain Subordination, Non-Disturbance and Attornment Agreement by and among NLI Properties West, Inc., as Lender, The California Endowment, as Tenant, and Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated December 14, 2001; as affected by that certain Supplemental Notice Regarding Rent Commencement Date by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated April 1, 2002.

16. Lease by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and HSBC Securities (USA), Inc., as Tenant, dated June 16, 2003; as amended by that certain First Amendment to Lease Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and HSBC Securities (USA), Inc., as Tenant, dated October 10, 2003; as affected by that certain Supplemental Notice Regarding Rent Commencement Date and Delivery Date by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated November 17, 2003.

17. Lease by and between Cousins/Myers Second Street Partners, LLC, as Landlord, and Wealth & Tax Advisory Services, Inc., as Tenant, dated February 28, 2003; as affected by that certain Exhibit L - Subordination, Non-Disturbance and Attornment Agreement, by and among NLI Properties West, Inc., as Lender, Wealth & Tax Advisory Services, Inc., as Tenant, and Cousins/Myers Second Street Partners, LLC, as Landlord, dated February 28, 2003; as affected by that certain Letter from Cousins/Myers Second Street Partners, LLC, as Landlord, to Wealth and Tax Advisory Services, Inc., as Tenant, dated March 12, 2003; as affected by that certain Supplemental Notice Regarding Rent Commencement Date and Delivery Date by Cousins/Myers Second Street Partners, L.L.C., as Landlord, dated March 17, 2003.

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18.   License Agreement by and between Cousins/Myers Second Street Partners,
      L.L.C., as Licensor, and Captivate, as Licensee, dated July 5, 2001, as amended by that certain Letter Agreement, dated August 9, 2004.

19. Communications Site Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Landlord, and Muzak, LLC, as User, executed by Landlord on August 22, 2000 and by User on September 27, 2000, as amended by that certain Amendment to Agreement by and between Cousins/Myers II, LLC, as Owner, and Muzack, LLC, as Contractor, dated March 24, 2003.

20. License Agreement by and between Cousins/Myers Second Street Partners, L.L.C., as Licensor, and Perigon Partners, LLC, as Licensee, dated March 30, 2004.

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                                   EXHIBIT "G"

                             LIST OF LOAN DOCUMENTS

1. Promissory Note made by Cousins/Myers Second Street Partners, L.L.C. ("Seller") to and in favor of NLI Properties West, Inc. ("Lender"), dated April 19, 2000.

2. Deed of Trust, Security Agreement With Assignment of Rents and Leases and Fixture Filing made by Seller to Old Republic National Title Insurance Company ("Trustee"), subject to substitution in favor of NLI Properties West, Inc. ("Lender"), dated April 19, 2000, recorded as Instrument Number G765639 in the San Francisco County, California recorder's office.

3. Collateral Assignment of Contracts, Licenses and Permits by and between Seller and Lender, dated April 19, 2000.

4. UCC Financing Statement between Seller and Lender, filed with Georgia Superior Court Clerks' Cooperative Authority.

5. UCC Financing Statement between Seller and Lender, filed in the San Francisco County, California recorder's office.

6. Subordination of Management Agreement among Seller, Cousins Properties Incorporated ("CPI") and Lender, dated April 19, 2000, recorded as Instrument Number G765640 in the San Francisco County, California recorder's office.

7. Leasing Escrow Agreement among Seller, Lender and L.J. Melody and Company ("Escrow Agent"), dated April 19, 2000.

8. Tax and Insurance Escrow Agreement among Seller, Lender and Escrow Agent, dated April 19, 2000.

9. Borrower Agreement for Automatic ACH Payment Draft by Seller, dated April 20, 2000.

10.   Guaranty by CPI to and in favor of Lender, dated April 19, 2000.

11. Environmental Indemnification Agreement by and between CPI and Lender, dated April 19, 2000.

12. Borrower's Certificate by Seller for the benefit of Lender, dated April 19, 2000.

13. Certificate regarding Environmental Matters by Myers Second Street Company, LLC.

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                                   EXHIBIT "H"

                                TITLE EXCEPTIONS

1.    All taxes for the year 2004 and subsequent years, not yet due and payable.

2. Rights of tenants (and their subtenants), as tenants only, under the Leases.

3. The state of facts described by the plat of survey entitled ALTA Survey of a portion of Assessor's Block No. 3721 prepared for Cousins/Myers Second Street Partners, L.L.C., prepared by Martin M. Ron Associates Land Surveyors, certified by Benjamin B. Ron, P.L.S. No. 5015, dated April 10, 2000.

4. The lien of supplemental taxes, if any, assessed pursuant to the provisions of Section 75, et seq., of the Revenue and Taxation Code of the State of California.

5. Assessments arising after the date of the Closing, due to the fact that the Property lies within the boundaries of a Community Facilities District, as disclosed by that certain Notice of Special Tax Lien recorded July 5, 1990, in Official Records Book F160, Page 1044 of the San Francisco County's Recorder's Office.

6. Notice of Use of TDR by Robert Passmore, Zoning Administrator, recorded December 21, 1990, in Official Records Book F277, Page 84 under Recorder's Serial Number E836931, aforesaid records.

7. Notice of Use of TDR by Robert Passmore, Zoning Administrator, recorded December 21, 1990, in Official Records Book F277, Page 85 under Recorder's Serial Number E836932, aforesaid records.

8. Notice of Use of TDR by Robert Passmore, Zoning Administrator, recorded December 21, 1990, in Official Records Book F277, Page 86 under Recorder's Serial Number E836933, aforesaid records.

9. Declaration of Use Limitation by Cousins/Myers Second Street Partners, L.L.C., dated April 7, 1999, recorded April 8, 1999, in Official Records Book H359, Page 503 under Recorder's Serial Number 99-G546619-00, aforesaid records.

10. Notice of Special Restrictions Under the City Planning Code by Cousins/Myers Second Street Partners, L.L.C. recorded April 19, 1999, in Official Records Book H366, Page 535 under Recorder's Serial Number 99-G554066-00, aforesaid records.

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                                   EXHIBIT "I"

                               EXCEPTION SCHEDULE

1. Matters raised by that certain Notice of Violation dated March 4, 2002 concerning the electrical telephone closet.

2. Matters raised by that certain correspondence from the San Francisco Fire Department dated September 9, 1999.

3. Matters raised by that certain email from Adam Light, San Francisco Planning Department to Mike Myer regarding open space dated July 14, 2004.

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                   EXHIBIT "J"

                            LIST OF SERVICE CONTRACTS

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                  EXHIBIT "J"

[COUSINS LOGO]                 CONTRACTOR/VENDOR LIST: 101 SECOND STREET

                                                       CONTRACT   MONTHLY     METHOD OF
CONTRACTOR/VENDOR    MWBC       WORK PERFORMED         EXPIRES      COST     CANCELLATION
------------------   ----   ------------------------   --------   -------   --------------
Able Engineering     [ ]    Building Engineers          9/25/04    Varies   30 Days
ADT                  [ ]    Alarm Monitoring            9/13/04   $ 55.00   30 Days
AMPCO Parking        [ ]    Parking Garage             12/31/03   $10,340   30 Days
August Supply        [ ]    Janitorial Supplies          N/A      $ 3,500   Order to Order
Barton Protective    [ ]    Security Services          12/31/04   $24,500   30 Days
Crane Pest Control   [ ]    Pest Control               12/31/04   $200.00   30 Days
Delta Window         [X]    Lobby Window Washing         N/A      $880.00   Order to Order
ETC                  [ ]    Card Reader Maintenance    12/31/04   $538.04   30 Days
Garratt Callahan     [ ]    Water Treatment for HVAC     N/A       Varies   Order to Order
Golden Gate Disp     [ ]    Compactor                   1/11/05   $ 3,838   Buy-out option
Initial              [ ]    Landscaping, Interior      12/31/04   $630.00   30 Days
Initial              [ ]    Landscaping, Exterior      12/31/04   $260.00   30 Days
John James           [ ]    Flower arrangements          N/A      $ 1,250   Order to Order
Marble West          [ ]    Stone Maintenance          12/31/04   $ 1,850   30 Days
Merchants Metal      [ ]    Metal Maintenance          12/31/04   $ 1,116   30 Days
Merchants Metal      [ ]    Sidewalk Cleaning          12/31/04   $396.00   30 Days
Metro Maintenance    [ ]    Janitorial Services        12/31/04   $48,000   30 Days
McNevin              [ ]    Carpet Cleaning            12/31/04   $614.04   30 Days
Otis Elevator        [ ]    Elevator Maintenance       10/31/10   $ 6,754   N/A
PBCC/Imagistics      [ ]    Copier Lease                2/28/09   $280.00   30 Days
PBCC                 [ ]    Postage Machine Lease       8/31/07   $182.00   30 Days
Quality Restoration  [X]    Wood Maintenance             N/A      $280.00   Order to order
Siemens              [ ]    Fire/Life Safety           12/31/04   $ 2,784   30 Days
XO Communications    [ ]    Office Telephone Service    4/8/05    $ 1,000   30 Days
Yamas                [ ]    Building Automation Sys.   12/31/04   $   396   30 Days

                        INSURANCE      WORK
CONTRACTOR/VENDOR       CERT. EXP.   EVALUATION      CONTACT             PHONE #
------------------      ----------   ----------   ----------------    ------------
Able Engineering          4/1/05     Excellent    Dan Combs           415-546-6534
ADT                        N/A       Excellent                        888-238-8666
AMPCO Parking            11/01/04    Excellent    Dan Prasad          415-351-4467
August Supply             7/1/05     Excellent    Fred Kalbrosky      650-697-1187
Barton Protective         8/01/05    Excellent    Ron Cornelius       415-249-4710
Crane Pest Control        9/16/04    Excellent    Ken Ward            415-922-1666
Delta Window              7/9/05     Excellent    Ricardo Elizondo    800-564-0240
ETC                       1/1/05     Excellent    Craig Frasier       925-803-8158
Garratt Callahan          8/1/05     Excellent
Golden Gate Disp         10/1/04     Excellent    Pete Ratto          415-621-3841
Initial                  10/1/04     Excellent    Jon LaDow           650-873-1125
Initial                  10/1/04     Excellent    Jon LaDow           650-873-1125
John James                4/8/04     Excellent    John James          415-643-0714
Marble West               7/1/05     Excellent    Fred West           800-666-7253
Merchants Metal                      Excellent    Fred Salazar        888-615-8555
Merchants Metal                      Excellent    Chris Glassner      888-615-8555
Metro Maintenance         7/1/05     Excellent    Michael Oddo        415-543-6336
McNevin                   9/14/04    Excellent    Michael Wynkoop     650-952-7975
Otis Elevator             4/1/05     Excellent    Tammy McCullar      415-546-8115
PBCC/Imagistics            N/A       Excellent    Marisa Newberger    800-522-0020
PBCC                       N/A       Excellent    Kevin Yamahata      800-522-0020
Quality Restoration                  Excellent    Geoffrey Wong       510-531-2828
Siemens                  10/1/04     Excellent    Steve Finley        510-783-6000
XO Communications          N/A         Good       Mark Brunello       408-794-2797
Yamas                                  Good       Patty Shelving      650-291-2564

                                               CPI Form ADM-100, January 2001(C)

MWBC: Check this box if vendor is a minority or woman-owned business contractor

                                   EXHIBIT "K"

                       FORM OF TENANT ESTOPPEL CERTIFICATE

                              _______________, 2004

      From:

             _____________________________________
             ("Tenant")

      To:    Hines-Sumisei U.S. Core Office Fund L.P., and
             Hines-Sumisei US Core Office Properties LP, its or their respective affiliates, subsidiaries, successors and/or assigns
             c/o Hines Interests Limited Partnership
             2800 Post Oak Boulevard
             Suite 5000
             Houston, Texas  77056-6118
             ("Purchaser")

             _____________________________________
             its successor and/or assigns
             _____________________________________
             _____________________________________

             and

             _____________________________________
             _____________________________________
             _____________________________________
             _____________________________________
             (collectively, "Purchaser's Lender")

             _____________________________________
             _____________________________________
             _____________________________________
             _____________________________________
             ("Landlord")

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

RE:   LEASE: LEASE DATED ______________ BETWEEN ____________________, AS
      ORIGINAL OR SUCCESSOR LANDLORD ("LANDLORD"), AND
      __________________________________ ("TENANT"), AS THE SAME MAY HAVE BEEN
      AMENDED (COPY ATTACHED AS EXHIBIT "A")

PREMISES:                              IN 101 SECOND STREET, SAN FRANCISCO,
                                       CALIFORNIA
BUILDING:                              101 SECOND STREET, SAN FRANCISCO,
                                       CALIFORNIA
COMMENCEMENT DATE:                     ___________
EXPIRATION DATE:                       ___________
CURRENT MONTHLY BASE RENT:             $__________
CURRENT MONTHLY ADDITIONAL RENT:       $__________
STORAGE RENT:                          $__________
PARKING RENT/FEE/CHARGE                $__________
SECURITY DEPOSIT:                      $__________[AND/OR A LETTER OF CREDIT](1)
MONTHLY BASE RENT PAID THROUGH:        ___________, 200__
MONTHLY ADDITIONAL RENT PAID THROUGH:  ___________, 200__
BASE YEAR                              ___________
BASE AMOUNT                            $__________

Ladies and Gentlemen:

We are the Tenant under the lease described above. We give you this certificate to permit you, your successors or assigns to rely on it as conclusive evidence of the matters stated below, in evaluating and completing the purchase by you or your assignee of, and a possible loan secured by, the property known as 101 Second Street in San Francisco, California, which includes the Premises. We certify to you, your successors and assigns as follows:

1. We are the Tenant at the Premises and, except as may be set forth on EXHIBIT "B" hereto, are in sole possession of and are occupying the Premises. Except as may be set forth on EXHIBIT "B" hereto, Tenant has not subleased all or any part of the Premises or assigned the Lease, or otherwise transferred its interest in the Lease or the Premises.

2. The attached Lease is currently in effect and constitutes the entire agreement between Landlord and Tenant. The Lease has not been amended, modified, or changed, whether in writing or orally, except as may be stated in the copy of the Lease attached.

3. The Commencement Date and Expiration Date of the term of the Lease are correctly stated above. Tenant has no options or rights and has not exercised any options or rights to renew, extend, amend, modify, terminate, reduce or change the term of the Lease, except as may be stated in the copy of the Lease attached.

--------------
(1) Any applicable letter of credit will be identified by instrument number, amount, issuing bank, named beneficiary, and expiration date.

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

4. The current monthly Base Rent under the Lease and the current monthly Additional Rent under the Lease are correctly stated above. Monthly Base Rent and monthly Additional Rent have been paid through the respective dates stated above. No rent has been prepaid for more than one month. Tenant has not been given any free rent, partial rent, rebates, rent abatements, or rent concessions of any kind, except as may be stated in the copy of the Lease attached.

5. Tenant has deposited the Security Deposit stated above with Landlord, and except as may be set forth on EXHIBIT "B" hereto none of the Security Deposit has been applied by Landlord to the payment of rent or any other amounts due under the Lease.

6. Any construction, build-out, improvements, alterations, or additions to the Premises required under the Lease have been fully completed in accordance with the plans and specifications described in the Lease. All contributions required to be made by Landlord for improvements to the Premises, including abatements, allowances or credits or offsets, if any, against rent or other charges due under the Lease, have been paid in full to Tenant.

7. To Tenant's knowledge, Landlord has fully performed all of its obligations under the Lease and is not in default under any term of the Lease. In addition, to Tenant's knowledge, no circumstances exist under which Landlord may be deemed in default merely upon service of notice or passage of time.

8. Tenant is not in default under the terms of the Lease, and no circumstances exist under which Tenant may be deemed in default merely upon service of notice or passage of time.

9. Tenant does not currently assert and, to Tenant's knowledge, has no defenses, set-offs, or counterclaims to the payment of rent and all other amounts due from Tenant to Landlord under the Lease.

10. Tenant has not been granted and has not exercised any options or rights of expansion, purchase, or first refusal concerning the Lease, the Premises, any other portion of the Building or any interest in the Building, except as may be stated in the copy of the Lease attached.

11. Neither Tenant nor any guarantor under the Lease has filed or is the subject of any filing for bankruptcy or reorganization under federal bankruptcy laws.

12. Tenant's current use of the Premises (which is expressly permitted by the terms of the Lease) is [general office] [retail - if retail, specialty exact nature of retail use].

13. Tenant's interest in the Premises and under the Lease has not been assigned, pledged or encumbered by Tenant, except as set forth on Exhibit "B hereto.

14. Tenant has not used, stored, disposed of or transported at, in, to or from the Premises or any other portion of the Building any substance classified, listed or regulated as hazardous, or toxic under applicable federal, state or local laws, orders, rules or regulations (other than minor quantities of such substances which are used in the course of ordinary [office retail] operations in

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement
compliance with all applicable laws).

15. The address for notices to Tenant under the Lease is correctly set forth in the Lease.

16. The person signing this letter on behalf of Tenant is duly authorized to execute and deliver this certificate for and on behalf of the Tenant.

Sincerely,

[NAME OF TENANT]

By: ______________________________
Its: _____________________________

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                   EXHIBIT "A"

                     COPY OF LEASE AND ALL LEASE AMENDMENTS

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                   EXHIBIT "B"

1. DESCRIPTION OF SUBLEASES AND/OR ASSIGNMENTS OF TENANT'S INTEREST (IF NONE, THEN STATE NONE)

2. AMOUNTS OF THE SECURITY DEPOSIT WHICH HAVE BEEN APPLIED BY LANDLORD (IF NONE, THEN STATE NONE)

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                   EXHIBIT "L"

                              PROPERTY TAX APPEALS

Appeals are pending for the 2002-2003 year and the 2003-2004 year.

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                   EXHIBIT "M"

                            UNPAID TENANT INDUCEMENT
                          COSTS AND LEASING COMMISSIONS

SELLER'S RESPONSIBILITY:

                                                                                Lease       Assumed Due
  Tenant              Floor(s)    Size (SF)     TI per SF         TI          Commission        Date
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TOTAL
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

PURCHASER'S RESPONSIBILITY:

                                                                                Lease       Assumed Due
  Tenant              Floor(s)    Size (SF)     TI per SF         TI          Commission        Date
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
SUMMARY:  TENANT FINISH AND LEASE COMMISSION OBLIGATIONS
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Seller's Responsibility:        $________ (aggregate)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Purchaser's Responsibility:     $________ (aggregate)

      1. List of tenants for the purposes of Section 5.4(i)(1): HSBC Securities (USA), Inc. and Wealth and Tax Advisory Services, Inc.

      2. List of tenants for the purposes of Section 5.4(i)(2): Thelan Reid & Priest LLP, Korn/Ferry International Futurestep, Inc. and C-Com Acquisition Corp.

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                   EXHIBIT "N"

                            LIST OF LETTERS OF CREDIT

1.    California Appellate Project: Irrevocable Standby Letter of Credit Number:
      3055192, in the original amount of $240,000, from Bank of America, N.A. in favor of Cousins/Myers Second Street Partners, LLC, dated April 24, 2003.

2. Interwoven, Inc.: Irrevocable Letter of Credit Number NZS380075, in the original amount of $1,500,000, from Wells Fargo Bank, N.A. in favor of Cousin/Meyers Second Street Partners, L.L.C., dated December 15, 2000; as affected by that certain Letter dated July 14, 2003.

3. Thelen Reid and Priest LLP: Irrevocable Standby Letter of Credit Number NY-03957-30033420, in the original amount of $5,000,000, from Citibank, N.A. in favor of Cousins/Myers Second Street Partners LLC, dated August 29, 2002.

4. Ziff Davis Media Inc.: Irrevocable Standby Letter of Credit Number SYN-2002-10053, in the original amount of $1,200,000, from Canadian Imperial Bank of Commerce in favor of Cousins/Myers Second Street Partners, LLC, dated September 30, 2002; as amended by that certain Amendment No. 1 to Irrevocable Standby Letter of Credit No. SYN-2002-10053, dated April 1, 2004.

1347429.10
101 Second Street, San Francisco, California
Purchase and Sale Agreement

                                  SCHEDULE "1"

                               FORM OF GRANT DEED

RECORDED AT THE REQUEST OF
FIRST AMERICAN TITLE INSURANCE COMPANY

WHEN RECORDED, RETURN TO:
______________________________
______________________________
______________________________
______________________________

MAIL TAX STATEMENTS TO:

______________________________
______________________________
______________________________
______________________________

                                   GRANT DEED

      THE UNDERSIGNED GRANTOR DECLARES:

      THE DOCUMENTARY TRANSFER TAX IS NOT FOR PUBLIC RECORD.

      For valuable consideration, receipt of which is hereby acknowledged, COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("Grantor"), hereby grants to ____________________, a _______________
("Grantee"), all that certain tract or parcel of land located in the City of San Francisco, San Francisco County, State of California, more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference, together with all improvements located thereon and all tenements, hereditaments and appurtenances thereto, subject, however, to the matters set forth on Exhibit "B" attached hereto and by reference incorporated herein.

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 1

      IN WITNESS WHEREOF, this Grant Deed has been executed as of __________, 2004.

                               COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company

                               By: Cousins Properties Incorporated,
                                   a Georgia corporation,
                                   its managing member

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                                   (CORPORATE SEAL)

STATE OF ___________

COUNTY OF _________

      On ___________, 2004, before me, _______________________________, notary public, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

      Witness my hand and official seal.

__________________________
Notary Public

My Commission Expires:

__________________________

         (NOTARY SEAL)

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 1

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 1

                                   EXHIBIT "B"

                             PERMITTED ENCUMBRANCES

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 1

                                  SCHEDULE "2"

                   FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES
                        AND SECURITY DEPOSITS AND LEASING
                  COMMISSION OBLIGATIONS ARISING AFTER CLOSING

            ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

      THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS ("ASSIGNMENT") is made and entered into as of the _____ day of __________, 2004, by and between COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("ASSIGNOR"), and _________________________, a _______________
("ASSIGNEE").

                                   WITNESSETH:

      WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property commonly known as "101 Second Street" located in San Francisco, San Francisco County, California and more particularly described on Exhibit "A" attached hereto (the "PROPERTY"); and

      WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor's right, title and interest in and to certain leases affecting the Property, together with the security deposits and future leasing commission obligations associated therewith, and, subject to the terms and conditions hereof, Assignee desires to assume Assignor's obligations in respect of said leases, security deposits and leasing commission obligations;

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, Assignee's purchase of the Property and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

      1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated August ___, 2004, between Assignor and Assignee (the "CONTRACT"), applicable to the property assigned herein, all of Assignor's right, title and interest in, to and under (a) those certain leases set forth on EXHIBIT "B" attached hereto and by this reference made a part hereof affecting or relating to the Property or the improvements thereon (the "LEASES"), (b) those certain tenant deposits presently held by Assignor and enumerated on EXHIBIT "B" attached hereto (the "SECURITY DEPOSITS"), and (c) those certain leasing commission agreements more particularly described on EXHIBIT "C" attached hereto and made a

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 2
part hereof (the "COMMISSION AGREEMENTS"), subject to the matters more particularly described on EXHIBIT "D" attached hereto and made a part hereof. Assignor hereby warrants and represents that it is the sole owner of the landlord's interests under the Leases and in and to the Security Deposits free and clear of all liens, claims or encumbrances, except only the matters expressly listed on said EXHIBIT "D".

      2. Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor's duties and obligations under the Leases arising from and after the date hereof, including, without limitation, Assignor's obligations to pay leasing commissions due and payable in respect of any renewal or expansion of any of the existing Leases, or any new lease with a tenant under any of the Leases, after the date hereof pursuant to the Commission Agreements, provided that any renewal or expansion of any of the existing Leases, or any new lease with a tenant under any of the Leases that was entered into after the Effective Date of the Contract (as defined therein) and prior to the date hereof was approved (or deemed approved) by Purchaser as required in the Contract and provided that with respect to Security Deposits, Assignee's assumption hereunder applies only to the extent Assignee received a full credit therefor at Closing.

      3. Assignor hereby agrees that it remains solely liable and responsible for, and that it shall fully pay and perform, all duties, obligations and payments due under the Leases or with respect to the Commission Agreements not expressly assumed by Assignee pursuant to paragraph 2 above.

      4. This Assignment shall inure to the benefit of and be binding upon Assignor and Assignee, their respective legal representatives, successors and assigns. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same Assignment.

      IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed as of this day and year first above written.

                                     ASSIGNOR:

                                     COUSINS/MYERS SECOND STREET
                                     PARTNERS, L.L.C.,
                                     a Delaware limited liability company

                                     By: Cousins Properties Incorporated,
                                         a Georgia corporation, its managing
                                         member

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 2

                                     ASSIGNEE:

                                     __________________________________________,
                                     a_________________________________________

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 2

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 2

                                   EXHIBIT "B"

                      LIST OF LEASES AND SECURITY DEPOSITS

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 2

                                   EXHIBIT "C"

                           LEASE COMMISSION AGREEMENTS

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 2

                                   EXHIBIT "D"

                              PERMITTED EXCEPTIONS

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 2

                                  SCHEDULE "3"

                    FORM OF BILL OF SALE TO PERSONAL PROPERTY

                                  BILL OF SALE

      THIS BILL OF SALE ("BILL OF SALE") is made and entered into as of the ____ day of ________________________, 200__, by COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("SELLER"), for the benefit of _________________________________, a __________________________ ("PURCHASER").

                                   WITNESSETH:

      WHEREAS, contemporaneously with the execution hereof, Seller has conveyed to Purchaser certain improved real property commonly known as "101 Second Street" located in San Francisco, San Francisco County, California and more particularly described on EXHIBIT "A" attached hereto; and

      WHEREAS, in connection with said conveyance, Seller desires to transfer and convey to Purchaser all of Seller's right, title and interest in and to certain tangible personal property, inventory and fixtures located in and used exclusively in connection with the ownership, maintenance or operation of the Property and the Improvements thereon, but expressly excluding certain personal property herein described;

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Seller by Purchaser, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Seller and Purchaser, it is hereby agreed as follows:

      1. All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in that certain Purchase and Sale Agreement dated as of August ___, 2004, between Seller and Purchaser (the "SALES CONTRACT").

      2. Seller hereby unconditionally and absolutely transfers, conveys and sets over to Purchaser, without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in the Sales Contract, all right, title and interest of Seller in any and all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding any computer software which either is licensed to Seller or Seller reasonably deems proprietary), machinery, apparatus and equipment owned by Seller and currently used in the operation, repair and maintenance of the Land and Improvements and situated thereon, including, without limitation, all of Seller's right, title and interest in and to those items of tangible personal property

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 3
set forth on EXHIBIT "B" attached hereto and all non-confidential books, records and files (excluding any appraisals, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller which Seller deems proprietary) relating to the Land and Improvements (the "PERSONAL PROPERTY"). The Personal Property does not include the items described on EXHIBIT "B-1" attached hereto and any property owned by tenants, contractors or licensees (provided, however, the Personal Property does include any reversionary rights, liens or other claims Seller may have therein).

      3. The Personal Property is hereby transferred and conveyed subject to those certain matters more particularly described on EXHIBIT "C" attached hereto and made a part hereof.

      4. Seller warrants and represents to Purchaser that (i) it is the sole owner of all of the Personal Property listed on EXHIBIT "B" and (ii) Seller transfers and conveys all of the Personal Property free and clear of all liens, claims, or encumbrances, except only the Permitted Encumbrances described on EXHIBIT "C" attached hereto and made a part hereof.

      5. This Bill of Sale shall inure to the benefit of Purchaser, and be binding upon Seller, and their respective legal representatives, transfers, successors and assigns.

      IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed under seal as of this day and year first above written.

                                        COUSINS/MYERS SECOND STREET
                                        PARTNERS, L.L.C.,
                                        a Delaware limited liability company

                                        By: Cousins Properties Incorporated,
                                            a Georgia corporation, its managing
                                            member

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 3

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 3

                                   EXHIBIT "B"

                            LIST OF PERSONAL PROPERTY

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 3

                                  EXHIBIT "B-1"

                          PERSONAL PROPERTY EXCLUSIONS

__Item                                                                     Inventory #
1)      Two (2) Framed photos (Pinnacle/Wildwood)                       101-147 to 101-148
2)      Two (2) Framed Photos (B of A Plaza)                            101-189,101-190
3)      Cousins Logo Sign Glass Art                                     unnumbered
4)      Two (2) Blackberry units                                        101-233 and 234
5)      The computer software known as Microsoft Office and Aware

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 3

                                   EXHIBIT "C"

                             PERMITTED ENCUMBRANCES

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 3

                                  SCHEDULE "4"

             FORM OF ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

      THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS ("ASSIGNMENT") is made and entered into as of the _____ day of __________, 2004, by and between COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("ASSIGNOR") and ____________________, a _______________ ("ASSIGNEE").

                                   WITNESSETH:

      WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property commonly known as "101 Second Street" located in San Francisco, San Francisco County, California and more particularly described on EXHIBIT "A" attached hereto (the "PROPERTY"); and

      WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee, to the extent assignable, all of Assignor's right, title and interest in and to certain service contracts related to the Property, and to the extent assignable, all guaranties and warranties given in connection with the operation, construction, improvement, alteration or repair of the Property; and Assignee desires to assume Assignor's obligations under said service contracts;

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the Premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

      1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated August ___, 2004, between Assignor and Assignee, (the "CONTRACT") applicable to the property assigned herein, all of Assignor's right, title and interest in, to and under those certain contracts set forth on EXHIBIT "B" attached hereto and by this reference made a part hereof (the "SERVICE CONTRACTS"), and all guaranties and warranties given in connection with the operation, construction, improvement, alteration or repair of the Property, subject to the matters set forth on EXHIBIT "C" attached hereto and by this reference made a part hereof.

      2. Assignee, by acceptance hereof, hereby assumes and agrees to perform all of

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 4

Assignor's duties and obligations under the Service Contracts arising from and after the date hereof.

      3. Assignor warrants and represents to Assignee that it is the sole owner of all of the owner's or landlord's interests in the Service Contracts and warranties described above free and clear of all liens, claims, or encumbrances, except only the permitted exceptions described on EXHIBIT "C" attached hereto and made a part hereof.

      4. Assignor hereby agrees that it remains solely liable and responsible for, and that it shall fully pay and perform, all duties, obligations and payments due under the Service Contracts not expressly assumed by Assignee pursuant to paragraph 2 above.

      5. This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

      IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

                                       ASSIGNOR:

                                       COUSINS/MYERS SECOND STREET
                                       PARTNERS, L.L.C.,
                                       a Delaware limited liability company

                                       By: Cousins Properties Incorporated,
                                           a Georgia corporation, its managing
                                           member

                                           By: _________________________
                                           Name: _______________________
                                           Title:_________________________

                                       ASSIGNEE:

                                       _____________________________________,
                                       a ___________________________________

                                       By:__________________________________
                                       Name: _______________________________
                                       Title: ______________________________

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 4

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 4

                                   EXHIBIT "B"

                               ASSIGNED CONTRACTS

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 4

                                   EXHIBIT "C"

                              PERMITTED EXCEPTIONS

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 4

                                  SCHEDULE "5"

                          FORM OF GENERAL ASSIGNMENT OF
                    SELLER'S INTEREST IN INTANGIBLE PROPERTY

                               GENERAL ASSIGNMENT

      THIS GENERAL ASSIGNMENT ("ASSIGNMENT") is made and entered into as of the _____ day of __________, 2004 by COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("ASSIGNOR") to _________________________, a _______________ ("ASSIGNEE").

                                   WITNESSETH:

      WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property commonly known as "101 Second Street" located in San Francisco, San Francisco County, California and more particularly described on EXHIBIT "A" attached hereto (the "PROPERTY"); and

      WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor's right, title and interest (if any) in and to all assignable tradenames, entitlements and other intangible property used and owned by Assignor (if any) in connection with the Property, subject to the matters set forth on EXHIBIT "B" attached hereto and made a part hereof;

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

      1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated as of August ___, 2004, between Assignor and Assignee (the "CONTRACT") applicable to the property assigned herein, all of Assignor's right, title and interest (if any) in and to all intangible property, if any, owned by Assignor related to the real property and improvements constituting the Property (excluding any computer software which either is licensed to Assignor or Assignor reasonably deems proprietary), including, without limitation, Assignor's rights and interests in and to the following (i) the name "101 Second Street," (ii) all assignable plans and specifications and other architectural and engineering drawings for the Property and Improvements (as defined in the Contract); (iii) all assignable warranties or guaranties given or made in respect of the

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 5

Improvements or Personal Property (as defined in the Contract); (iv) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements; and (v) the benefits of Assignor's participation in and contributions to those associations or organizations listed in the invoices attached hereto as EXHIBIT "C" and made a part hereof and Assignee, by acceptance hereof, hereby assumes and agrees to pay all amounts due under or in connection with such invoices arising from and after the date of hereof.

      2. Assignor warrants and represents to Assignee that Assignor has not transferred, assigned or conveyed to any third party any interest in, and hereby transfers, assigns and conveys, the above-described property free and clear of any liens, claims, or encumbrances, except only the permitted exceptions described on EXHIBIT "B" attached hereto and made a part hereof.

      3. This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

      IN WITNESS WHEREOF, the duly authorized representative of Assignor has caused this Assignment to be properly executed under seal as of this day and year first above written.

                                        ASSIGNOR:

                                        COUSINS/MYERS SECOND STREET
                                        PARTNERS, L.L.C.,
                                        a Delaware limited liability company

                                        By: Cousins Properties Incorporated,
                                            a Georgia corporation, its managing
                                            member

                                            By:_____________________________
                                            Name: __________________________
                                            Title: _________________________

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 5

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 5

                                   EXHIBIT "B"

                              PERMITTED EXCEPTIONS

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 5

                                   EXHIBIT "C"

                                    INVOICES

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 5

                                  SCHEDULE "6"

                           FORM OF SELLER'S AFFIDAVIT
                   (FOR PURCHASER'S TITLE INSURANCE PURPOSES)

                               SELLER'S AFFIDAVIT

STATE OF GEORGIA

COUNTY OF __________

      Personally appeared before me, the undersigned deponent who being duly sworn, deposes and says on oath the following to the best of his knowledge and belief:

      1. That the undersigned is the _______________ of Cousins Properties Incorporated, a Georgia corporation, the managing member of Cousins/Myers Second Street Partners, L.L.C., a Delaware limited liability company, (hereinafter referred to as "OWNER") and as such officer of the managing member of Owner, the undersigned has personal knowledge of the facts sworn to in this Affidavit.

      2. That Owner is the owner of certain real property located in San Francisco, San Francisco County, California, being described on EXHIBIT "A", attached hereto and made a part hereof (hereinafter referred to as the "PROPERTY"), subject to those matters set forth on EXHIBIT "B, attached hereto and made a part hereof.

      3. That Owner is in possession of the Property, and to the best knowledge and belief of the undersigned, no other parties have any claim to possession of the Property, except as set forth on EXHIBIT "B" hereto.

      4. That the undersigned is not aware of and has received no notice of any pending suits, proceedings, judgments, bankruptcies, liens or executions against the Owner which affect title to the Property except for any matters set forth on EXHIBIT "B-1" hereto.

      5. That except as may be set forth on EXHIBIT "B" hereto, there are no unpaid or unsatisfied security deeds, mortgages, claims of lien, special assessments for sewer or streets, or ad valorem taxes which constitute a lien against the Property or any part thereof.

      6. That, except as may be set forth on EXHIBIT "C" attached hereto and made a part hereof, no improvements or repairs have been made upon the Property at the instance of Owner

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 6
within the ninety-five (95) days immediately preceding the date hereof for which the cost has not been paid; and, except as may be set forth on EXHIBIT "C" hereto, there are no outstanding bills for labor or materials used in making improvements or repairs on the Property at the instance of Owner or for services of architects, surveyors, or engineers incurred in connection therewith at the instance of Owner.

      7. That Owner is not a foreign person, a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code. The federal employer identification number of the Owner is _______________ and Owner's address is 2500 Windy Ridge Parkway, Suite 1600, Atlanta, Georgia 30339. This statement is made by the undersigned in compliance with Section 1445 of the Internal Revenue Code to exempt any transferee of the Property from withholding the tax required upon a foreign transferor's disposition of a U.S. real property interest

      8. That to Owner's knowledge there are no boundary disputes affecting the Property.

      9. That this Affidavit is made to induce ___________________ Title Insurance Company to insure title to the Property, without exception other than as set forth on EXHIBIT "B" hereto, relying on information in this document.

Sworn to and subscribed before me,
this _____ day of ____________, 2004.
                                              ____________________________(SEAL)

_____________________________
Notary Public

My Commission Expires:

_____________________________

     (NOTARIAL SEAL)

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 6

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 6

                                   EXHIBIT "B"

                              EXISTING ENCUMBRANCES

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 6

                                  EXHIBIT "B-1"

              LIST OF ANY PENDING ACTIONS REGARDING TENANT MATTERS

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 6

                                   EXHIBIT "C"

                     LIST OF ANY CONTRACTORS, MATERIALMEN OR
                         SUPPLIERS NOT YET PAID IN FULL

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 6

                                  SCHEDULE "7"

                          FORM OF SELLER'S CERTIFICATE
                 (AS TO SELLER'S REPRESENTATIONS AND WARRANTIES)

                   SELLER'S CERTIFICATE AS TO REPRESENTATIONS

      THIS SELLER'S CERTIFICATE AS TO REPRESENTATIONS (this "CERTIFICATE") is given and made by COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("SELLER"), this ___ day of ______________, 2004, for the benefit of _________________________, a _______________ ("PURCHASER").

      Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of August ___, 2004, between Seller and Purchaser (the "CONTRACT"), for the purchase and sale of certain real property commonly known as "101 Second Street" located in San Francisco, San Francisco County, California, and more particularly described on EXHIBIT "A" attached hereto and made a part hereof (the "PROPERTY"), Seller certifies that except as may be set forth to the contrary in EXHIBIT "B" attached hereto and made a part hereof, all of the representations and warranties of Seller contained in Section 4.1 of the Contract remain true and correct in all material respects as of the date hereof.

      The representations and warranties contained herein and in Section 4.1 of the Contract shall survive for the period specified in Section 11.4 of the Contract, and upon the expiration of the applicable survival period, such representations and warranties of Seller shall be of no further force or effect, except with respect to any particular alleged breach as to which Purchaser shall have given Seller written notice prior to the expiration of the survival period of such alleged breach with reasonable detail as to the nature of such breach and as to which Purchaser files an action against Seller with respect thereto within one hundred eighty (180) days after the giving of such notice.

                         [signatures begin on next page]

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 7

      IN WITNESS WHEREOF, Seller has caused this Certificate to be executed by its duly authorized representative as of the day and year first above written.

                                        COUSINS/MYERS SECOND STREET
                                        PARTNERS, L.L.C.,
                                        a Delaware limited liability company

                                        By: Cousins Properties Incorporated,
                                            a Georgia corporation, its managing
                                            member

                                            By:__________________________
                                            Name: _______________________
                                            Title: ______________________

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 8

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 8

                                   EXHIBIT "B"

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19    , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 8

                                  SCHEDULE "8"

                        FORM OF SELLER'S FIRPTA AFFIDAVIT
                       CERTIFICATION OF NON-FOREIGN STATUS

      Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company (the "SELLER"), the Seller hereby certifies as follows:

      1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2. The Seller is not a disregarded entity as defined in
Section 1.1445-2(b)(2)(iii);

      3. The Seller's U.S. employer identification number is 58-2360637; and

      4. The Seller's office address is 2500 Windy Ridge Parkway, Suite 1600, Atlanta, Georgia 30339-5683.

      The undersigned understands that this Certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      This Certificate is made with the knowledge that ______________________, a________________________, will rely upon this Certificate in purchasing that certain real property from Seller more particularly described on EXHIBIT "A" attached hereto.

      Under penalties of perjury I declare that I have examined this Certification and to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

                                COUSINS/MYERS SECOND STREET
                                PARTNERS, L.L.C.,
                                a Delaware limited liability company

                                By: Cousins Properties Incorporated,
                                    a Georgia corporation, its managing member
                                            By:_________________________________
                                            Name:_______________________________
Date: ______________, 200__                 Title:______________________________

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 8

THIS CERTIFICATION MUST BE RETAINED UNTIL THE END OF THE FIFTH TAXABLE YEAR FOLLOWING THE TAXABLE YEAR IN WHICH THE TRANSFER TAKES PLACE.

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 8

                                  SCHEDULE "9"

                         FORM OF PURCHASER'S CERTIFICATE
               (AS TO PURCHASER'S REPRESENTATIONS AND WARRANTIES)

                  PURCHASER'S CERTIFICATE AS TO REPRESENTATIONS

      THIS PURCHASER'S CERTIFICATE AS TO REPRESENTATIONS (this "CERTIFICATE") is given and made by _________________________ ("PURCHASER"), this ___ day of
______________, 2004, for the benefit of COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("SELLER").

Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of August ___, 2004, between Seller and Purchaser (the "CONTRACT"), for the purchase and sale of certain real property commonly known as "101 Second Street" located in San Francisco, San Francisco County, California, and more particularly described on EXHIBIT "A" attached hereto (the "PROPERTY"), Purchaser certifies that except as may be set forth to the contrary in EXHIBIT "B" attached hereto and made a part hereof, all of the representations and warranties of Purchaser contained in Section 4.4 of the Contract remain true and correct in all material respects as of the date hereof.

      The representations and warranties contained herein and in Section 4.4 of the Contract shall survive for the period specified in Section 11.4 of the Contract, and upon the expiration of the applicable survival period, such representations and warranties of Purchaser shall be of no further force or effect, except with respect to any particular alleged breach as to which Seller shall have given Purchaser written notice prior to the expiration of the survival period of such alleged breach with reasonable detail as to the nature of such breach and as to which Purchaser files an action against Purchaser with respect thereto within one hundred eighty (180) days after the giving of such notice.

      IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed by its duly authorized representative as of the day and year first above written.

                                            "PURCHASER"

                                            ____________________________________
                                            a __________________________________

                                            By:_________________________________
                                            Name: ______________________________
                                            Title: _____________________________

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 9

                                                                (CORPORATE SEAL)

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 9

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 9

                                   EXHIBIT "B"

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 9

                                  SCHEDULE "10"

                            FORM OF SELLER'S ESTOPPEL
                                 (AS TO TENANTS)

                          LANDLORD ESTOPPEL CERTIFICATE

                              _______________, 2004

      From:

               _______________________________
               ("Landlord")

      To:      Hines-Sumisei U.S. Core Office Fund L.P., and
               Hines-Sumisei US Core Office Properties LP, its or their respective affiliates, subsidiaries, successors and/or assigns
               c/o Hines Interests Limited Partnership
               2800 Post Oak Boulevard
               Suite 5000
               Houston, Texas  77056-6118
               ("Purchaser")

               _______________________________
               its successor and/or assigns
               _______________________________
               _______________________________

               and

               _______________________________
               _______________________________
               _______________________________
               _______________________________
               (collectively, "Purchaser's Lender")

RE: LEASE: LEASE DATED ______________ BETWEEN ____________________, AS ORIGINAL
           OR SUCCESSOR LANDLORD ("LANDLORD"), AND _____________________________

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 10

           ("TENANT"), AS THE SAME MAY HAVE BEEN AMENDED (COPY ATTACHED AS EXHIBIT "A")

PREMISES:                                 IN 101 SECOND STREET, SAN FRANCISCO,
                                          CALIFORNIA
BUILDING:                                 101 SECOND STREET, SAN FRANCISCO,
                                          CALIFORNIA
COMMENCEMENT DATE:                        _______________
EXPIRATION DATE:                          _______________
CURRENT MONTHLY BASE RENT:                $______________
CURRENT MONTHLY ADDITIONAL RENT           $______________
STORAGE RENT                              $______________
PARKING RENT/FEE/CHARGE                   $______________
SECURITY DEPOSIT:                         $_____________[AND/OR A LETTER OF
                                                        CREDIT](2)
MONTHLY BASE RENT PAID THROUGH:           _______________, 200__
MONTHLY ADDITIONAL RENT PAID THROUGH:     _______________, 200__
BASE YEAR                                 _______________
BASE AMOUNT                               $______________

Ladies and Gentlemen:

We are the Landlord under the lease described above, and this certificate is given pursuant to Section 6.1(d) of that certain Purchase and Sale Agreement (the "Agreement") dated ________________, 2004, between Landlord, as Seller, and you, as Purchaser, with respect to ______________. We give you this certificate to permit you, your successors or assigns to rely on it as conclusive evidence of the matters stated below, in completing the purchase by you or your assignee of, and a possible loan secured by "101 Second Street" which includes the Premises. We certify to you, your successors and assigns as follows:

1. To Seller's knowledge, except as may be set forth on EXHIBIT "B" hereto, Tenant is in sole possession of and is occupying the Premises. To Seller's knowledge, except as may be set forth on Exhibit "B" hereto, Tenant has not subleased all or any part of the Premises or assigned the Lease, or otherwise transferred its interest in the Lease or the Premises.

2. The attached Lease is currently in effect and constitutes the entire agreement between Landlord and Tenant. The Lease has not been amended, modified, or changed, whether in writing or orally, except as may be stated in the copy of the Lease attached.

3. To Landlord's knowledge, the Commencement Date and Expiration Date of the term of the Lease are correctly stated above. Tenant has no options or rights to renew, extend, amend, modify, terminate, reduce or change the term of the Lease, except as may be stated in the copy of the Lease attached.

----------
(2) Any applicable letter of credit will be identified by instrument number, amount, issuing bank, named beneficiary, and expiration date.

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 10

4. The current monthly Base Rent under the Lease and the current monthly Additional Rent under the Lease are correctly stated above. Monthly Base Rent and monthly Additional Rent have been paid through the respective dates stated above. No rent has been prepaid for more than one month. Tenant has not been given any free rent, partial rent, rebates, rent abatements, or rent concessions of any kind, except as may be stated in the copy of the Lease attached.

5. Tenant has deposited the Security Deposit stated above with Landlord, and except as may be set forth on EXHIBIT "B" hereto none of the Security Deposit has been applied by Landlord to the payment of rent or any other amounts due under the Lease.

6. To Landlord's knowledge, any construction, build-out, improvements, alterations, or additions to the Premises required under the Lease to be completed as of the date hereof have been fully completed substantially in accordance with the plans and specifications described in the Lease. All contributions required to be made by Landlord for improvements to the Premises, including abatements, allowances or credits or offsets, if any, against rent or other charges due under the Lease, have been paid in full to Tenant.

7. Landlord has fully performed all of its obligations under the Lease and is not in default under any term of the Lease. In addition, to Landlord's knowledge, no circumstances exist under which Landlord may be deemed in default merely upon service of notice or passage of time.

8. Tenant is not in default under the terms of the Lease, and no circumstances exist under which Tenant may be deemed in default merely upon service of notice or passage of time.

9. Tenant has not currently asserted to Landlord and, to Landlord's knowledge, Tenant has no defenses, set-offs, or counterclaims to the payment of rent and all other amounts due from Tenant to Landlord under the Lease.

10. Tenant has not been granted and has not exercised any options or rights of expansion, purchase, or first refusal concerning the Lease, the Premises, any other portion of the Building or any interest in the Building, except as may be stated in the copy of the Lease attached.

11. To Landlord's knowledge, neither Tenant nor any guarantor under the Lease has filed or is the subject of any filing for bankruptcy or reorganization under federal bankruptcy laws.

12. Tenant's current use of the Premises (which is expressly permitted by the terms of the Lease) is [general office] [retail - if retail, specialty exact nature of retail use].

13. Tenant's interest in the Premises and under the Lease has not been assigned, pledged or encumbered by Tenant, except as set forth on Exhibit "B hereto.

14. Tenant has not used, stored, disposed of or transported at, in, to or from the Premises or any other portion of the Building any substance classified, listed or regulated as hazardous, or

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 10
toxic under applicable federal, state or local laws, orders, rules or regulations (other than minor quantities of such substances which are used in the course of ordinary [office retail] operations in compliance with all applicable laws).

All references herein to the "knowledge of Seller" or "to Seller's knowledge" shall have the same meaning and shall be subject to the same qualifications as set forth in Section 4.2 of the Agreement.

This certificate shall terminate and be of no further force and effect, and Seller shall have no further liability hereunder, upon the receipt by you or your successors and assigns of a duly executed Tenant Estoppel Certificate from the Tenant under the Lease with respect to the matters herein contained, all as set forth in Section 6.1(d) of the Agreement.

Sincerely,

COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company

By: Cousins Properties Incorporated,
    a Georgia corporation, its managing
    member

    By: ___________________________
    Name:__________________________
    Title:_________________________

             (CORPORATE SEAL)

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 10

                                   EXHIBIT "A"

                     COPY OF LEASE AND ALL LEASE AMENDMENTS

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 10

                                   EXHIBIT "B"

                   DESCRIPTION OF SUBLEASES AND/OR ASSIGNMENTS
                    OF TENANT'S INTEREST (IF NONE, SO STATE)

AGREEMENT FOR PURCHASE AND ; SALE OF REAL PROPERTY ; THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (HEREINAFTER CALLED THE "AGREEMENT"), MADE AND ENTERED
INTO THIS    DAY OF , 19   , BY AND BETWEEN

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 10

                                  SCHEDULE "11"

                             FORM OF PARENT GUARANTY

      In connection with that certain Purchase and Sale Agreement (the "Agreement") dated as of August ___, 2004 between COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("Seller"), and ___________________________, a ________________ ("Purchaser"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, COUSINS PROPERTIES INCORPORATED, a Georgia corporation ("Guarantor"), hereby unconditionally, absolutely and irrevocably guarantees (as a primary obligor and not merely as a surety) to Purchaser, on this the ____ day of _________ 2004, the due and punctual payment and performance by Seller of its obligations, covenants and agreements (including indemnification agreements) under Sections 5.3, 5.4, 8.2, 10.1 and 11.1 of the Agreement (collectively, the "Guaranteed Sections"), subject to any applicable limitations set forth in Section 11.3 and Section 11.4 of the Agreement, and makes the following agreements with and in favor of Purchaser:

      (1) Guarantor hereby covenants and agrees with Purchaser, notwithstanding any modification or alteration of said Guaranteed Sections or of the Agreement entered into by and between Purchaser and Seller, to make the due and punctual payment of all money payable by Seller under the Guaranteed Sections, subject to any applicable limitations set forth in Section 11.3 of the Agreement.

      (2) In the event of a default under any of the Guaranteed Sections, Guarantor waives any right to require Purchaser to (i) proceed against Seller with respect to the Guaranteed Sections; (ii) proceed against or exhaust any security of Seller held by Purchaser; or (iii) pursue any other remedy whatsoever in Purchaser's power.

      (3) Guarantor hereby represents and warrants as follows:

            (a) as of the date hereof, it directly or indirectly has invested in or controls Seller;

            (b) based upon such relationship, Guarantor has determined that it is in its best interest to enter into this Guaranty;

            (c) the benefits expected to be derived by Guarantor from its direct or indirect investment in Seller and from the consummation of the transactions contemplated by the Agreement are at least equal to the obligations undertaken by Guarantor pursuant to this Guaranty; and

            (d) this Guaranty has been duly executed by Guarantor and constitutes Guarantor's legal, valid and binding obligation, enforceable against Guarantor in accordance with its terms.

      (4) Guarantor hereby expressly waives any right of setoff or compensation against amounts due under this Guaranty and waives all notice of nonperformance, nonpayment or nonobservance on the part of Seller of the terms, covenants, conditions and provisions of the

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 11

Guaranteed Sections. Further, notwithstanding the application of Official Code of Georgia Annotated Section 10-7-24, Guarantor waives any defense based upon the failure of Purchaser to commence an action against Seller. Guarantor waives all rights accorded to guarantors, if any, under the Official Code of Georgia Annotated, including, without limitation, O.C.G.A. Section 10-7-24.

      (5) Guarantor hereby consents and agrees that Purchaser may at any time, and from time to time, without notice to or further consent from Guarantor, whether with or without consideration, modify the terms of the Agreement or the Guaranteed Sections or take or fail to take any action of any type whatsoever. No such action which Purchaser shall take or fail to take in connection with the Agreement or any security for the payment of the indebtedness of Seller to Purchaser or for the performance of any obligations or undertakings of Seller, nor any course of dealing with Seller or any other person, shall release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Purchaser.

      (6) Without limiting the generality of the foregoing, the liability of Guarantor under this Guaranty shall not be deemed to have been waived, released, discharged, impaired or affected by reason of any waiver or failure to enforce any of the obligations of Seller against Seller under the Guaranteed Sections or any discharge of Seller in any receivership, bankruptcy, winding-up or other creditors' proceedings or the rejection, disaffirmance or disclaimer of the Guaranteed Sections by any party in any action or proceeding, and shall continue with respect to the periods prior thereto and thereafter; subject, however, to the limitations set forth in Section 11.4 of the Agreement. Guarantor further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment on any of the Guaranteed Sections is rescinded or must otherwise be restored by Purchaser on the bankruptcy or reorganization of Seller.

      (7) This Guaranty shall be one of payment and not of collection. All of the terms, agreements and conditions of this Guaranty shall extend to and be binding upon Guarantor and its successors (however, Guarantor may not assign its obligations under this Guaranty in whole or in part), and shall inure to the benefit of and may be enforced by Purchaser and its successors and assigns.

      (8) Any indebtedness of Seller now or hereafter held by Guarantor, including but not limited to any right to reimbursement of amounts paid by Guarantor hereunder, is hereby subordinated to the indebtedness of Seller and Guarantor to Purchaser.

      (9) Each provision of this Guaranty shall be enforceable to the maximum extent not prohibited by law. If any provision or its application to any person or circumstance shall be invalid or unenforceable, the remaining provisions, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected. This Guaranty contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter and cannot be amended or supplemented, except by a written agreement signed by the parties hereto. This Guaranty may be executed in counterparts which together shall constitute the same instrument. This Guaranty shall be construed in accordance with the internal laws, and not the law of conflicts, of the State of Georgia applicable to agreements made and to be performed in such state.

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 11

      (10) All notices or other communications required or permitted hereunder will be in writing, and will be given by (a) personal delivery, or (b) professional expedited delivery service with proof of delivery, or (c) if being sent to an addressee in the United States, United States mail, postage prepaid, registered or certified mail, return receipt requested, or (d) facsimile (provided that such facsimile is confirmed by the sender by personal delivery or expedited delivery service in the manner previously described), sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee will have designated by written notice sent in accordance herewith and will be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery on a Business Day (as defined in the Agreement) at the applicable address, or, in the case of facsimile transmission, upon receipt if on a Business Day and, if not on a Business Day, on the next Business Day. The address of Purchaser is as set forth for Purchaser in the Agreement, and the address for Guarantor is in care of Seller, as set forth in the Agreement.

      (11) In the event of any action or proceeding at law or in equity between Purchaser and Guarantor, the prevailing party, in addition to such other relief as may be awarded, shall be entitled to recover from the unsuccessful party all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred in such action or proceeding and in any appeal in connection therewith by such prevailing party.

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the ____ day of ________, 2004.

GUARANTOR:

COUSINS PROPERTIES INCORPORATED,
a Georgia corporation

By:_____________________________
Name:___________________________
Title:__________________________

Guarantor's Address:

2500 Windy Ridge Parkway
Suite 1600
Atlanta, Georgia  30339-5683
Attn: Corporate Secretary

Purchase and Sale Agreement
101 Second Street, San Francisco, California
Schedule 11

                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

      THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of August 31, 2004, between COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("Seller"), and HINES-SUMISEI US CORE OFFICE PROPERTIES, LP, a Delaware limited partnership ("Purchaser").

                              BACKGROUND STATEMENT

      A. Purchaser and Seller entered into that certain Purchase and Sale Agreement dated August 20, 2004 (the "Agreement") with respect to certain real property located in San Francisco, San Francisco County, California, as more particularly described on Exhibit "A" to the Agreement.

      B. Purchaser and Seller desire to amend the Agreement.

                                   AGREEMENTS:

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party agrees constitutes sufficient consideration received, the parties agree as follows:

      1. Definitions. Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

      2. Inspection Period. The expiration of the Inspection Period is hereby extended from 5:00 P.M. local San Francisco time on August 31, 2004 to 5:00 P.M. local San Francisco time on September 1, 2004.

      3. Ratification. Except as herein modified or amended, all terms and conditions of the Agreement are hereby ratified and confirmed by Seller and Purchaser and remain in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the Agreement, this Amendment shall control.

      4. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but which together shall constitute this Amendment. To facilitate execution and delivery of this Amendment, the parties may execute and exchange counterparts of the signatures by telecopy. The signature of any party to any counterpart may be appended to any other counterpart.

101 Second Street

      IN WITNESS WHEREOF, the parties hereto have duly signed and delivered this Amendment effective as of the date first above-written.

                                  SELLER:

                                  COUSINS/MYERS SECOND STREET
                                  PARTNERS, L.L.C.,
                                  a Delaware limited liability company

                                  By: Cousins Properties Incorporated,
                                      a Georgia corporation, its managing member

Date of Execution:                    By: /s/ JACK A. LAHUE
                                         ------------------------------
                                      Name: JACK A. LAHUE
August 31, 2004                       Title: Senior Vice President

                                  PURCHASER:

                                  HINES-SUMISEI US CORE OFFICE
                                  PROPERTIES, LP,
                                  a Delaware limited partnership

                                  By: Hines-Sumisei U.S. Core Office Trust,
                                      a Maryland real estate investment trust,
                                      its general partner

Date of Execution:                    By: /s/ EDMUND DONALDSON
                                         ------------------------------
                                      Name: EDMUND DONALDSON
August 31, 2004                       Title: Vice President

101 Second Street

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of September 1, 2004, between COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("Seller"), and HINES-SUMISEI US CORE OFFICE PROPERTIES, LP, a Delaware limited partnership ("Purchaser").

                              BACKGROUND STATEMENT

      A. Purchaser and Seller entered into that certain Purchase and Sale Agreement dated August 20, 2004 (the "Main Agreement") as further amended by that certain First Amendment to Purchase and Sale Agreement dated August 31, 2004 (the "First Amendment") (the Main Agreement and the First Amendment shall hereinafter be collectively referred to as the "Agreement") with respect to certain real property known as 101 Second Street in San Francisco, San Francisco County, California, as more particularly described on Exhibit "A" to the Agreement.

      B. Purchaser and Seller desire to amend the Agreement.

                                   AGREEMENTS:

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party agrees constitutes sufficient consideration received, the parties agree as follows:

      1. Definitions. Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

      2. Inspection Period. The expiration of the Inspection Period is hereby extended from 5:00 P.M. local San Francisco time on September 1, 2004 to 5:00 P.M. local San Francisco time on September 2, 2004.

      3. Ratification. Except as herein modified or amended, all terms and conditions of the Agreement are hereby ratified and confirmed by Seller and Purchaser and remain in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the Agreement, this Amendment shall control.

      4. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but which together shall constitute this Amendment. To facilitate execution and delivery of this Amendment, the parties may execute and exchange counterparts of the signatures by telecopy. The signature of any party to any counterpart may be appended to any other counterpart.

101 Second Street

      IN WITNESS WHEREOF, the parties hereto have duly signed and delivered this Amendment effective as of the date first above-written.

                                  SELLER:

                                  COUSINS/MYERS SECOND STREET
                                  PARTNERS, L.L.C.,
                                  a Delaware limited liability company

                                  By: Cousins Properties Incorporated,
                                      a Georgia corporation, its managing member

Date of Execution:                    By: /s/ JACK A. LAHUE
                                         ------------------------------
                                      Name: JACK A. LAHUE
September 1, 2004                     Title: Senior Vice President

                                  PURCHASER:

                                  HINES-SUMISEI US CORE OFFICE
                                  PROPERTIES, LP,
                                  a Delaware limited partnership

                                  By: Hines-Sumisei U.S. Core Office Trust,
                                      a Maryland real estate investment trust,
                                      its general partner

Date of Execution:                    By: /s/ EDMUND DONALDSON
                                         ------------------------------
                                      Name: EDMUND DONALDSON
September 1, 2004                     Title: Vice President

101 Second Street

                               THIRD AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of September 2, 2004, between COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("Seller"), and HINES-SUMISEI US CORE OFFICE PROPERTIES, LP, a Delaware limited partnership ("Purchaser").

                              BACKGROUND STATEMENT

      A. Purchaser and Seller entered into that certain Purchase and Sale Agreement dated August 20, 2004 (the "Main Agreement"), as further amended by that certain First Amendment to Purchase and Sale Agreement dated August 31, 2004 (the "First Amendment"), as further amended by that certain Second Amendment to Purchase and Sale Agreement dated September 1, 2004 (the "Second Amendment") (the Main Agreement, the First Amendment and the Second Amendment shall hereinafter be collectively referred to as the "Agreement") with respect to certain real property known as 101 Second Street in San Francisco, San Francisco County, California, as more particularly described on Exhibit "A" to the Agreement.

      B. Purchaser and Seller desire to amend the Agreement.

                                   AGREEMENTS:

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party agrees constitutes sufficient consideration received, the parties agree as follows:

      1. Definitions. Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

      2. Inspection Period. The expiration of the Inspection Period is hereby extended from 5:00 P.M. local San Francisco time on September 2, 2004 to 5:00 P.M. local San Francisco time on September 3, 2004.

      3. Ratification. Except as herein modified or amended, all terms and conditions of the Agreement are hereby ratified and confirmed by Seller and Purchaser and remain in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the Agreement, this Amendment shall control.

      4. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but which together shall constitute this Amendment. To facilitate execution and delivery of this Amendment, the parties may execute

101 Second Street
and exchange counterparts of the signatures by telecopy. The signature of any party to any counterpart may be appended to any other counterpart.

                        [Signatures begin on next page.]

101 Second Street

      IN WITNESS WHEREOF, the parties hereto have duly signed and delivered this Amendment effective as of the date first above-written.

                                  SELLER:

                                  COUSINS/MYERS SECOND STREET
                                  PARTNERS, L.L.C.,
                                  a Delaware limited liability company

                                  By: Cousins Properties Incorporated,
                                      a Georgia corporation, its managing member

Date of Execution:                    By: /s/ JACK A. LAHUE
                                         ------------------------------
                                      Name: JACK A. LAHUE
September 2nd, 2004                   Title: Senior Vice President

                                  PURCHASER:

                                  HINES-SUMISEI US CORE OFFICE
                                  PROPERTIES, LP,
                                  a Delaware limited partnership

                                  By: Hines-Sumisei U.S. Core Office Trust,
                                      a Maryland real estate investment trust,
                                      its general partner

Date of Execution:                    By: /s/ EDMUND DONALDSON
                                         ------------------------------
                                      Name: EDMUND DONALDSON
September 2, 2004                     Title: Vice President

101 Second Street

                               FOURTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

      THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of September 3, 2004, between COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("Seller"), and HINES-SUMISEI US CORE OFFICE PROPERTIES, LP, a Delaware limited partnership ("Purchaser").

                              BACKGROUND STATEMENT

      A. Purchaser and Seller entered into that certain Purchase and Sale Agreement dated August 20, 2004 (the "Main Agreement") as amended by that certain First Amendment to Purchase and Sale Agreement dated August 31, 2004 (the "First Amendment") and by that certain Second Amendment to Purchase and Sale Agreement dated September 1, 2004 (the "Second Amendment") and by that certain Third Amendment to Purchase and Sale Agreement dated September 2, 2004 (the "Third Amendment") (the Main Agreement, the First Amendment, the Second Amendment and the Third Amendment shall hereinafter be collectively referred to as the "Agreement") with respect to certain real property known as 101 Second Street in San Francisco, San Francisco County, California, as more particularly described on Exhibit "A" to the Agreement.

      B. Purchaser and Seller desire to further amend the Agreement.

                                   AGREEMENTS:

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party agrees constitutes sufficient consideration received, the parties agree as follows:

      1. Definitions. Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

      2. Inspection Period Matters. During the Inspection Period, Purchaser has raised certain items to be resolved prior to Closing between Purchaser and Seller which are resolved as follows:

            a. Energy Audit. Purchaser has noted that an energy audit is to be performed at the Property. Accordingly, Seller shall provide Purchaser with a credit against the Purchase Price at Closing in the amount of Two Thousand Five Hundred and No/100 Dollars ($2,500.00) as compensation in full for the performance of the energy audit.

1371686-2
101 Second Street

            b.    Limestone Curtain Wall - Water Leak. Purchaser has noted that
                  (i) limestone curtain walls on the exterior of the Building are cracked (including limestone which previously cracked, was repaired, and has cracked again), and (ii) there is a water leak on the third (3rd) floor on the northwest side of the Building. At Closing, Seller will assign to Purchaser the warranties from Walters & Wolf regarding the curtain walls of the Building and regarding the water leak on the third (3rd) floor of the Building (Walters & Wolf shall hereinafter be referred to as the "Warrantor") (provided that Seller shall retain in such assignment the right to pursue the Warrantor under such warranties to the extent Purchaser receives reimbursement from Seller as hereinafter provided). To the extent that the Warrantor does not complete any necessary work described in this Paragraph 2(b) within twelve (12) months after Closing to the reasonable satisfaction of Purchaser, Seller shall reimburse Purchaser within thirty (30) days after Seller receives receipts or other documentation reasonably acceptable to Seller evidencing payments to third parties by
                  Purchaser: (i) for the cost of repairing cracks in the limestone curtain wall; provided, however, such reimbursement shall not exceed an amount equal to the Limestone Cap Amount (as defined below), less the value of any work satisfactorily done by the Warrantor (as reasonably determined by Purchaser and Seller), and (ii) for the cost of repairing the water leak on the third (3rd) floor provided, however, such reimbursement shall not exceed $20,000. As promptly after the Amendment Effective Date (as hereinafter defined) as possible, Purchaser will obtain from each of two (2) contractors mutually acceptable to Purchaser and Seller a bid for the cost to repair the cracks in the limestone curtain wall upon terms and conditions and with a scope of work mutually acceptable to Purchaser and Seller. The lower of each of the two (2) bids will be the "Limestone Cap Amount." Notwithstanding anything to the contrary provided in the Agreement (as amended hereby), this Paragraph 2(b) shall not be subject to the Basket Limitation and the Cap Limitation. Further, this Paragraph 2(b) shall be considered a Guaranteed Section (as defined in the Parent Guaranty) for all purposes under the Agreement and the Parent Guaranty and the Parent Guaranty form shall be revised accordingly. The terms and provisions of this Paragraph 2(b) shall survive the date of Closing for a period of eighteen (18) months.

            c. Handrails at Roof Levels. Seller hereby agrees to provide Purchaser a credit against the Purchase Price in the amount of $17,000 at Closing, as compensation in full for the painting of the handrails located at the roof levels of the Building.

            d. Clamping Rings. Purchaser has noted that certain clamping rings at the davits and steel tubes are missing. Accordingly, Seller shall provide Purchaser a credit against the Purchase Price in the amount of Two Thousand Three Hundred and No/100 Dollars ($2,300.00) at Closing, as compensation in full

1371686-2
101 Second Street
                  for any missing clamping rings.

            e. Sprinkler System Leakage. Purchaser has noted ongoing leakage in the main riser of the sprinkler system. Accordingly, Seller shall provide Purchaser a credit against the Purchase Price in the amount of Ten Thousand and No/100 Dollars ($10,000.00) at Closing, as compensation in full for repairing such leakage.

            f. Walls. Attached hereto as Exhibit "A" is a list of those locations at which pipes and/or conduit penetrate rated walls and have not been fire-safed properly. Seller hereby agrees to cause the locations at which the pipes and conduits penetrate the rated walls to be fire-safed at or before Closing. The cost to cause such locations to be fire-safed, as evidenced by an invoice(s) from a third party contractor(s), shall be an operating expense of the Building which Purchaser shall pass through to the tenants in accordance with the terms of the Leases.

            g. Smoke Detectors in Beam Pockets. Purchaser has noted that several smoke detectors may be missing in beam pockets in order to comply with the Code of the City of San Francisco (the "Code"). Purchaser and Seller shall escrow a portion of the Purchase Price in the amount of Thirty Thousand and No/100 Dollars ($30,000.00) (the "Escrowed Funds") at Closing pursuant to the terms of an escrow agreement mutually acceptable to Purchaser and Seller. The escrow agreement shall provide that if within sixty (60) days of the date of Closing, Seller provides Purchaser with a letter from the City of San Francisco stating that the smoke detectors are not required in order to comply with the Code, the Escrowed Funds shall be returned to Seller. The escrow agreement shall further provide that if Seller has not produced such letter from the City of San Francisco within sixty (60) days of the date of Closing, the Escrowed Funds shall be paid to Purchaser as compensation in full for the missing smoke detectors.

            h. Sheetrock. Seller hereby agrees to repair the sheetrock on the outside wall of the domestic water pump room in the Building prior to Closing. The cost to repair said sheetrock, as evidenced by an invoice(s) from a third party contractor(s) shall be an operating expense of the Building which Purchaser shall pass through to the tenants in accordance with the terms of the Leases.

            i. Missing Tree. Seller hereby agrees to plant a street tree which is similar to the other street trees located around the Building prior to Closing. The cost of such street tree, as evidenced by an invoice(s) from a third party contractor(s) shall be an operating expense of the Building which Purchaser shall pass through to the tenants in accordance with the terms of the Leases.

            j. Security Repairs. Seller shall provide to Purchaser a credit in the amount of Three Thousand Seven Hundred and No/100 Dollars ($3,700.00) against the

1371686-2
101 Second Street

                  Purchase Price at Closing for the items shown on Exhibit "B" attached hereto and by this reference incorporated herein, as compensation in full for all such items.

      3. Amendment Effective Date. The effective date of this Amendment (the "Amendment Effective Date") shall be the date the second of Seller or Purchaser executes this Amendment and delivers the fully executed Amendment to the other party.

      4. Additional Earnest Money. Notwithstanding anything in the Agreement (as amended hereby) to the contrary, Purchaser and Seller hereby acknowledge and agree that although the Inspection Period will expire on the Amendment Effective Date, Purchaser shall have until 5:00 P.M. local San Francisco, California time on Tuesday, September 7, 2004 to deposit the Additional Earnest Money with Escrow Agent.

      5. Ratification. Except as herein modified or amended, all terms and conditions of the Agreement are hereby ratified and confirmed by Seller and Purchaser and remain in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the Agreement, this Amendment shall control.

      6. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but which together shall constitute this Amendment. To facilitate execution and delivery of this Amendment, the parties may execute and exchange counterparts of the signatures by telecopy. The signature of any party to any counterpart may be appended to any other counterpart.

1371686-2
101 Second Street

      IN WITNESS WHEREOF, the parties hereto have duly signed and delivered this Amendment effective as of the date first above-written.

                                  SELLER:

                                  COUSINS/MYERS SECOND STREET
                                  PARTNERS, L.L.C.,
                                  a Delaware limited liability company

                                  By: Cousins Properties Incorporated,
                                      a Georgia corporation, its managing member

Date of Execution:                    By: /s/ JACK A. LAHUE
                                         ------------------------------
                                      Name: JACK A. LAHUE
September 3rd, 2004                   Title: Senior Vice President

                                  PURCHASER:

                                  HINES-SUMISEI US CORE OFFICE
                                  PROPERTIES, LP,
                                  a Delaware limited partnership

                                  By: Hines-Sumisei U.S. Core Office Trust,
                                      a Maryland real estate investment trust,
                                      its general partner

Date of Execution:                    By: ______________________________________
                                      Name: ____________________________________
September ___, 2004                   Title: ___________________________________

1371686-2
101 Second Street

                                   EXHIBIT "A"

1. 8th Floor Stair 1 - Penetration in the Stairwell from the Vestibule (2 joints)

2.    25th Floor Mechanical Room Penetration

3.    16th Floor - Stair #2 Sprinkler Pipe Penetration

4.    3rd floor - Hole in Vestibule Wall on Stair 2

1371686-2
101 Second Street

                                   EXHIBIT "B"

                                SECURITY REPAIRS

1.    Repair Klaxon/light on garage exit

2.    Repair emergency exit door

3.    Upgrade computer hardware to support V.8.2

4.    Replace two (2) 9-inch CCTV monitors with two (2) 14-inch monitors

5.    Replace two (2) 9-inch CCTV monitors with one (1) 21-inch monitor

6.    Replace monitor switch

1371686-2
101 Second Street

                               FIFTH AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT


         THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of September 15, 2004, between COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("Seller"), and HINES-SUMISEI US CORE OFFICE PROPERTIES, LP, a Delaware limited partnership ("Purchaser").


                              BACKGROUND STATEMENT


         A. Purchaser and Seller entered into that certain Purchase and Sale Agreement dated August 20, 2004 (the "Main Agreement"), as further amended by that certain First Amendment to Purchase and Sale Agreement dated August 31, 2004 (the "First Amendment") as further amended by that certain Second Amendment to Purchase and Sale Agreement dated September 1, 2004 (the "Second Amendment") as further amended by that certain Third Amendment to Purchase and Sale Agreement dated September 2, 2004 (the "Third Amendment") as further amended by that certain Fourth Amendment to Purchaser and Sale Agreement dated September 3, 2004 (the "Fourth Amendment") (the Main Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment shall hereinafter be collectively referred to as the "Agreement") with respect to certain real property known as 101 Second Street in San Francisco, San Francisco County, California, as more particularly described on Exhibit "A" to the Agreement.

         B.       Purchaser and Seller desire to amend the Agreement.


                                  AGREEMENTS:


         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party agrees constitutes sufficient consideration received, the parties agree as follows:

         1. Definitions. Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

         2. Closing Date. The first sentence of Section 2.7 of the Agreement is hereby deleted in its entirety and the following sentence is hereby substituted in lieu thereof. "The consummation of the sale by Seller and purchase by Purchaser of the Property (the "Closing") shall be held on or before September 17, 2004."

         3. Ratification. Except as herein modified or amended, all terms and conditions of the Agreement are hereby ratified and confirmed by Seller and Purchaser and remain in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the Agreement, this Amendment shall control.

         4. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but which together shall constitute this Amendment. To facilitate execution and delivery of this Amendment, the parties may execute and exchange counterparts of the signatures by telecopy. The signature of any party to any counterpart may be appended to any other counterpart.


                        [Signatures begin on next page.]

     IN WITNESS WHEREOF, the parties hereto have duly signed and delivered this Amendment effective as of the date first above-written.

                                 SELLER:

                                 COUSINS/MYERS SECOND STREET
                                 PARTNERS, L.L.C.,
                                 a Delaware limited liability company

                                 By: Cousins Properties Incorporated,
                                     a Georgia corporation, its managing member


Date of Execution:                   By: /s/ Craig B. Jones
                                        -------------------------------------
                                     Name: Craig B. Jones
                                          -----------------------------------
September 15, 2004                   Title: Executive Vice President
                                           ----------------------------------

                                 PURCHASER:

                                 HINES-SUMISEI US CORE OFFICE
                                 PROPERTIES, LP,
                                 a Delaware limited partnership


                                 By: Hines-Sumisei U.S. Core Office Trust,
                                     a Maryland real estate investment trust,
                                     its general partner


Date of Execution:                   By: /s/ Edmund Donaldson
                                        -------------------------------------
September 15, 2004                           Edmund Donaldson
                                             Vice President

                               SIXTH AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT


         THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of September 17, 2004, between COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company ("Seller"), and HINES 101 SECOND STREET LP, a Delaware limited partnership ("Purchaser").

                              BACKGROUND STATEMENT

         A. Hines-Sumisei US Core Office Properties, LP ("Hines") and Seller entered into that certain Purchase and Sale Agreement dated August 20, 2004 by and between Seller and Hines (the "Main Agreement"), as amended by that certain First Amendment to Purchase and Sale Agreement dated August 31, 2004 by and between Seller and Hines (the "First Amendment"), as further amended by that certain Second Amendment to Purchase and Sale Agreement dated September 1, 2004 by and between Seller and Hines (the "Second Amendment"), as further amended by that certain Third Amendment to Purchase and Sale Agreement dated September 2, 2004 by and between and Seller and Hines (the "Third Amendment"), as further amended by that certain Fourth Amendment to Purchaser and Sale Agreement dated September 3, 2004 by and between Seller and Hines (the "Fourth Amendment"), as further amended by that certain Fifth Amendment to Purchase and Sale Agreement dated September 15, 2004 by and between Seller and Hines, as assigned from Hines to Purchaser (the "Fifth Amendment"; the Main Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment shall hereinafter be collectively referred to as the "Agreement") with respect to certain real property known as 101 Second Street in San Francisco, San Francisco County, California, as more particularly described on Exhibit "A" to the Agreement.

         B. Purchaser and Seller desire to amend the Agreement as hereinafter set forth.

                                  AGREEMENTS:

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party agrees constitutes sufficient consideration received, the parties agree as follows:

         1. Definitions. Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

         2. Closing Date. The first sentence of Section 2.7 of the Agreement is hereby deleted in its entirety and the following sentence is hereby substituted in lieu thereof. "The consummation of the sale by Seller and purchase by Purchaser of the Property (the "Closing") shall be held on or before September 20, 2004."

         3. Waiver of Closing Conditions. In connection with the Conditions to Closing set forth in Section 6.1 of the Agreement:

                  (a) Purchaser acknowledges that as of the date hereof, all of the items required to be delivered to Purchaser pursuant to the terms of the Agreement, other than the closing deliveries set forth in
                           Section 5.1 of the Agreement, have been delivered to Purchaser;

                  (b) Purchaser acknowledges that as of the date hereof, to the best of Purchaser's knowledge, Seller has performed, in all material respects, all covenants, agreements and undertakings of Seller contained in this Agreement;

                  (c) Purchaser acknowledges that Purchaser has received Tenant Estoppel Certificates from each of the Major Tenants and that all of the conditions set forth in
                           Section 6.1(d) of the Agreement are satisfied;

                  (d) Purchaser acknowledges that as of the date hereof, to the best of Purchaser's knowledge, no order or injunction has been issued by any court or administrative agency which restricts or prohibits the transaction contemplated by this Agreement; and

                  (e) Purchaser acknowledges that as of the date hereof, to the best of Purchaser's knowledge, no Major Tenant is in default under its Lease (beyond any applicable notice and grace period set forth therein) with respect to the payment of base or basic rental thereunder and no Major Tenant (or any guarantor of any Major Tenant's Lease) has filed for bankruptcy, is subject to an involuntary bankruptcy proceeding, has been adjudicated bankrupt or admitted in writing to its inability to pay its debts as the same become due or had a receiver appointed for any of its assets.

         4. Ratification. Except as herein modified or amended, all terms and conditions of the Agreement are hereby ratified and confirmed by Seller and Purchaser and remain in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the Agreement, this Amendment shall control.

         5. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but which together shall constitute this Amendment. To facilitate execution and delivery of this Amendment, the parties may execute and exchange counterparts of the signatures by telecopy. The signature of any party to any counterpart may be appended to any other counterpart.

       [SIGNATURE PAGE TO SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have duly signed and delivered this Amendment effective as of the date first above-written.

                             SELLER

                             COUSINS/MYERS SECOND STREET
                             PARTNERS, L.L.C.,
                             a Delaware limited liability company

                             By:    Cousins Properties Incorporated,
                                    a Georgia corporation, its managing member



                                    By: /s/ Jack A. LaHue
                                       -----------------------------------------
                                       Name: Jack A. LaHue
Date of Execution:                          ------------------------------------
                                       Title: Sr. V.P.
September 17, 2004                           -----------------------------------

                             PURCHASER

                             HINES 101 SECOND STREET LP,
                             a Delaware limited partnership

                             By:    Hines 101 Second Street GP LLC,
                                    a Delaware limited liability company,
                                    its general partner



                                    By: /s/ Edmund A. Donaldson
                                       -----------------------------------------
                                       Name: Edmund A. Donaldson
Date of Execution:                          ------------------------------------
                                       Title: Manager
September 17, 2004                           -----------------------------------

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "AGREEMENT"), made and entered into this 20th day of August, 2004, by and among HINES-SUMISEI US CORE OFFICE PROPERTIES, LP, a Delaware limited partnership, (hereinafter referred to as "PURCHASER"), COUSINS/MYERS SECOND STREET PARTNERS, L.L.C., a Delaware limited liability company (hereinafter referred to as "SELLER"), and FIRST AMERICAN TITLE INSURANCE COMPANY (hereinafter referred to as "ESCROW AGENT").

                              W I T N E S S E T H:

         WHEREAS, Purchaser and Seller have entered into that certain Purchase and Sale Agreement fully executed August 20, 2004 (hereinafter referred to as the "CONTRACT"); and

         WHEREAS, Section 2.3(a) of said Contract provides for Purchaser's payment to Escrow Agent, contemporaneously with Purchaser's execution and delivery of the Contract to Seller, of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) as Initial Earnest Money (as defined in the Contract) to be held and applied by said Escrow Agent in accordance with this Agreement; and

         WHEREAS, Section 2.3(b) of the Contract provides for Purchaser's payment to Escrow Agent, no later than the expiration of the "Inspection Period" (as defined in the Contract) of the additional sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) as the Additional Earnest Money (as defined in the Contract); and

         WHEREAS, the parties hereto desire to set forth the terms and conditions of Escrow Agent's holding, investment and disbursement of the Escrow Funds (as hereinafter defined).

         NOW, THEREFORE, for and in consideration of the agreements set forth in the Contract and the mutual covenants set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Escrow Agent does hereby acknowledge receipt of a check or wire transfer, payable to the order of Escrow Agent, in the amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) as the Initial Earnest Money (as defined in the Contract). Said Initial Earnest Money, together with any Additional Earnest Money actually deposited by Purchaser with Escrow Agent pursuant to the terms of the Contract, all interest and other income earned on the Initial Earnest Money, any Additional Earnest Money and interest thereon being herein referred to as the "Escrow Funds". Escrow Agent hereby agrees to hold, administer, and disburse the Escrow Funds pursuant to this Agreement and the Contract. Escrow Agent shall invest the Escrow Funds in a money market account with a national banking association or other bank acceptable to Seller and Purchaser in the Atlanta, Georgia or San Francisco, California metropolitan area. All interest or other income shall be earned for the account of Purchaser and shall be held, invested and disbursed as a part of the Escrow Funds hereunder. Purchaser's Federal Identification Number for purposes of this Agreement is 43-2005110. Escrow Agent's fee, if any, for services rendered hereunder shall be paid one-half (1/2) by Purchaser and one-half (1/2) by Seller.

         2. At such time as Escrow Agent receives written notice from either Purchaser or Seller, or both, setting forth the identity of the party to whom such Escrow Funds (or portions thereof) are to be disbursed and further setting forth the specific section or paragraph of the Contract pursuant to which the disbursement of such Escrow Funds (or portions thereof) is being requested, Escrow Agent shall disburse such Escrow Funds pursuant to such notice; provided, however, that if such notice is given by either Purchaser or Seller but not both, Escrow Agent shall (i) promptly notify the other party (either Purchaser or Seller, as the case may be) that Escrow Agent has received a request for disbursement, and (ii) withhold disbursement of such Escrow Funds for a period of ten (10) days after receipt of such notice of disbursement and if Escrow Agent receives written notice from either Purchaser or Seller within said ten (10) day period which notice countermands the earlier notice of disbursement, then Escrow Agent shall withhold such disbursement until both Purchaser and Seller can agree upon a disbursement of such Escrow Funds. Purchaser and Seller hereby agree to send to the other, pursuant to Paragraph 6 below, a duplicate copy of any written notice sent to Escrow Agent and requesting any such disbursement or countermanding a request for disbursement.

         3. In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for willful default, gross negligence, fraud or breach of trust, and it shall accordingly not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

         4. Notwithstanding the provisions of Paragraph 2 above, in the event of a dispute between Purchaser and Seller sufficient in the sole discretion of Escrow Agent to justify its doing so or in the event that Escrow Agent has not disbursed the Escrow Funds on or before the date which is six (6) months from the date hereof, Escrow Agent shall be entitled to tender the Escrow Funds into the registry or custody of any court of competent jurisdiction, together with such legal pleadings as it may deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in such court as Escrow Agent shall determine to have jurisdiction thereof.

         5. Purchaser and Seller hereby agree to indemnify and hold Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including, without limitation, reasonable costs of investigation and legal counsel fees, which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the performance of its duties hereunder, including, without limitation, any litigation arising from this Agreement or involving the subject matter hereof; provided, however, Escrow Agent shall be responsible for, and neither Purchaser nor Seller shall have any obligation to indemnify or hold Escrow Agent harmless from, willful default, gross negligence, fraud or breach of trust committed or alleged to be committed by Escrow Agent.

         6. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand delivery, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

         PURCHASER:                 Hines-Sumisei US Core Office Properties, LP
                                    c/o Hines Interests Limited Partnership
                                    2800 Post Oak Boulevard, Suite 5000
                                    Houston, Texas 77056-6118
                                    Attention: Charles M. Baughn
                                    Fax No.:   (713) 966-2636

         with a copy to:            Hines-Sumisei US Core Office Properties, LP
                                    c/o Hines Interests Limited Partnership
                                    2800 Post Oak Boulevard, Suite 5000
                                    Houston, Texas 77056-6118
                                    Attention: Charles N. Hazen
                                    Fax No.:   (713) 966-7851

         and with a copy to:        Hines Interests Limited Partnership
                                    101 California Street, Suite 1000
                                    San Francisco, California 94111
                                    Attention: George H. Clever, III
                                    Facsimile: (415) 398-1442
and with a copy to:        Baker Botts L.L.P.
                           2001 Ross Avenue
                           Dallas, Texas 75201-2980
                           Attention: Joel M. Overton, Jr.
                           Facsimile: (214) 661-4938

SELLER:                    Cousins/Myers Second Street Partners, L.L.C.
                           c/o Cousins Properties Incorporated
                           2500 Windy Ridge Parkway
                           Suite 1600
                           Atlanta, Georgia 30339-5683
                           Attention: Corporate Secretary

with a copy to:            Myers Development Company
                           101 Second Street
                           Suite 555
                           San Francisco, California 94105
                           Attention: Mr. Jack E. Myers

with a copy to:            Troutman Sanders LLP
                           Suite 5200
                           600 Peachtree Street, N.E.
                           Atlanta, Georgia 30308-2216
                           Attention: James W. Addison

ESCROW AGENT:              First American Title Insurance Company
                           3 Greenway Plaza
                           Suite 1100
                           Houston, Texas 77046
                           Attention: John A. Meuser

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) business day following the postmark date of such notice or other communication, and (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt.

         7. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors, and assigns. Any and all rights granted to any of the parties hereto may be exercised by their agents and or personal representatives.

         8.       Time is of the essence of this Agreement.

         9. If proceedings shall be instituted before any court of competent jurisdiction for the resolution of any dispute arising under this Agreement between any parties hereto, then upon final resolution of such dispute, the prevailing party in such dispute shall be promptly paid by the nonprevailing party therein all of such prevailing party's attorneys' fees and expenses, court costs and costs of appeal actually incurred in connection with such proceeding.

         10. This Agreement is governed by and is to be construed under the laws of the State of California and may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

                        [Signatures begin on next page]

         IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement as of the day, month and year first above written.

                           SELLER:

                           COUSINS/MYERS SECOND STREET
                           PARTNERS, L.L.C.,
                           a Delaware limited liability company

                           By:  Cousins Properties Incorporated,
                                a Georgia corporation, its managing
                                member

                                By: /s/ Jack A. LaHue
                                   ---------------------------------
                                Name: Jack A. LaHue
                                     -------------------------------
                                Title: Senior Vice President
                                      ------------------------------

                           PURCHASER:

                           HINES-SUMISEI US CORE OFFICE
                           PROPERTIES, LP,
                           a Delaware limited partnership

                           By:  Hines-Sumisei U.S. Core Office
                                Trust,
                                a Maryland real estate investment
                                trust,
                                its general partner


                                By: /s/ Edmund Donaldson
                                   ---------------------------------
                                Name: Edmund Donaldson
                                     -------------------------------
                                Title: Vice President
                                      ------------------------------

                           ESCROW AGENT:

                           FIRST AMERICAN TITLE INSURANCE
                           COMPANY

                                By: /s/ John A. Meuser
                                   ---------------------------------
                                Name: John A. Meuser
                                     -------------------------------
                                Title: VP of Operations
                                      ------------------------------


                                            (CORPORATE SEAL)